UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05635)

Exact name of registrant as specified in charter:	Putnam Diversified Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2022

Date of reporting period:	October 1, 2021 – September 30, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Diversified Income Trust

Annual report
9 | 30 | 22

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PDINX

Putnam
Diversified Income
Trust

Annual report
9 | 30 | 22

Message from the Trustees

November 11, 2022

Dear Fellow Shareholder:

Financial markets are reminding us that the journey to long-term returns often involves weathering periods of heightened volatility. This year, stocks and bonds have experienced losses, and U.S. gross domestic product has declined slightly. Persistent inflation has caused the U.S. Federal Reserve to raise interest rates to contain price pressures, an effort that may continue into 2023. At the same time, we are encouraged by recent economic data that suggests inflation rates are improving.

While this challenging environment is a test of patience, you can be confident that Putnam portfolio managers are actively working for you. As the prices of many stocks and bonds move lower, our teams are researching new and attractive investment opportunities for your fund while assessing risks.

We also would like to announce changes to the Board of Trustees. In July 2022, we welcomed Jennifer Williams Murphy and Marie Pillai as new Trustees. Both have a wealth of investment advisory and executive management experience. We also want to thank our Trustees who retired from the Board on June 30, 2022. Paul Joskow served with us since 1997, and Ravi Akhoury joined the Board in 2009. We wish them well.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/22. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page 15.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Diversified Income Trust

Mike, what was the fund’s investment environment like during the 12 months ended September 30, 2022?

After a relatively quiet period during the fourth quarter of 2021, the market environment changed dramatically as the new year began, with several headwinds stoking anxiety and volatility. Chief among these was the U.S. Federal Reserve’s accelerated plan to hike interest rates and aggressively reduce its asset portfolio to rein in historically high inflation. In addition, geopolitical unrest rose as Russia invaded Ukraine in February and escalated its attack in the ensuing months.

Within this environment, credit spreads widened and interest rates rose. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] The yield on the benchmark 10-year U.S. Treasury more than doubled, rising from 1.52% at the beginning of the period to 3.83% at the end. In anticipation of Fed policy changes, short-term yields rose even more, causing the yield curve to flatten and then invert.

Diversified Income Trust 3

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/22. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency. Data in the chart reflect a new calculation methodology put into effect on 6/30/22.

In March, the Fed approved a 0.25% hike in its target for short-term interest rates, its first increase since 2018. The central bank implemented four more increases during 2022, to a range of 3.00% to 3.25% as of September 30. It also signaled an additional 1.25% of hikes this year.

Later in the period, investors took the view that inflation had peaked and markets began to price in the probability of interest-rate cuts in 2023. However, sentiment began to shift following Fed Chair Powell’s comments at the Jackson Hole symposium in August. Risk assets fell once again and U.S. Treasury yields rose across the curve as concern about a potential recession intensified.

From a sector perspective, all fixed income categories except for short-term U.S. Treasury bills posted losses. Government agency securities and securitized categories, such as commercial mortgage-backed bonds and asset-backed securities, as well as floating-rate bank loans held up better than the broad fixed income market. Investment-grade [IG] corporate credit and emerging market [EM] debt were among the weakest performers, given rising interest rates, investor risk aversion, and a strengthening U.S. dollar.

Which holdings and strategies hampered the fund’s performance during the period?

First off, I think it’s important to highlight that the fund continued to invest outside the constraints of traditional fixed income benchmarks, seeking what we view as the best investment opportunities based on risk rather than asset class. These risks include interest rate, credit, prepayment, and liquidity. Despite the fund’s negative return, this emphasis on diversification helped it outpace the broad IG fixed income market, as measured by the Bloomberg U.S. Aggregate Bond Index, during the period.

In terms of specific strategies, our interest-rate and yield curve positioning was the primary detractor this period. The portfolio’s

4 Diversified Income Trust

interest-rate sensitivity was greater than that of the benchmark. This strategy weighed on returns as interest rates rose sharply in light of the Fed’s aggressive policy posture.

Additionally, the portfolio was positioned to benefit if inflation declined and real interest rates rose. [Real interest rates adjust for the effects of inflation by subtracting the actual or expected rate of inflation from nominal interest rates.] Rising inflation hurt our strategy, but the portfolio benefited from an increase in real interest rates during the first quarter of 2022. This benefit partially offset the negative results of our broader term structure strategy.

An allocation to high-yield corporate credit was a further detractor, particularly in June when spreads widened substantially. During that month, investors shifted their focus to risks of slowing economic growth and a possible recession as the Fed announced plans for larger interest-rate increases at upcoming policy meetings.

Holdings of EM debt also worked against performance this period. The turmoil resulting from Russia’s invasion of Ukraine hit EM bonds particularly hard early in 2022. Rising bond yields and increasing concern about a recession also pressured the asset class.

What about contributors to the fund’s performance?

Mortgage credit holdings added the most value this period, led by an allocation to commercial mortgage-backed securities [CMBS]. Our investments consisted of cash bonds along with synthetic exposure via CMBX. By way of explanation, CMBX is a group of tradable indexes that each reference a basket of 25 CMBS issued

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/22. Short-term investments, to-be-announced (TBA) commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Diversified Income Trust 5

in a particular year. Despite concerns about the broad economic backdrop, many types of commercial properties continued to recover. Cash flow forecasts continued to improve, boosted by growth in rents and occupancy rates. Favorable supply/demand dynamics also aided CMBS.

Exposure to residential mortgage credit, particularly agency credit risk transfer [CRT] securities, also contributed to the fund’s performance. Agency CRTs benefited from housing-related government policy measures resulting from the pandemic, an exceptionally strong housing market, and optimism about the reopening of the economy.

Active currency positioning provided a further boost to performance. Our strategy included a number of currencies considered to be safe havens, which, historically, have performed well during periods when investors have less appetite for risk. These included the U.S. dollar, Japanese yen, and Swiss franc. During 2022, the U.S. dollar has strengthened against all other major currencies.

What are your current views on the major sectors in which the fund invests?

As we continue through the second half of calendar 2022, we have a more cautious outlook for the high-yield market. Valuations are substantially more attractive than they were at the start of the year, in our view. Corporate fundamentals remain solid overall but will likely weaken in the face of slower growth and margin pressure, in our view. We believe that high inflation, central bank tightening, and the impact of geopolitical developments on energy supplies remain considerable headwinds for both fundamentals and the market’s supply/demand backdrop.

We believe the fundamental environment in the CMBS market will be mixed. While travel, office use, and retail spending have rebounded since the height of the pandemic, we believe current Fed policy will likely result in a recession. Broadly, we think property categories that can effectively pass along higher costs, such as hotels and apartments, will maintain their value. At the same time, we believe property types that have struggled to gain new tenants

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Diversified Income Trust

without rent reductions will be exposed to rising capital costs. As a result, we believe they will be pressured to refinance loans to maintain property values. Consistent with risk markets generally, CMBS spreads have widened during 2022. From our perspective, the increased liquidity premium has enhanced the appeal of select market segments.

U.S. home prices soared to record highs during the pandemic. Looking ahead, we expect home prices to experience tepid growth during the next few years due to affordability constraints for many buyers and a gradual increase in housing supply. Within residential mortgage credit, wider spreads have created better value across all credit tiers. As of period-end, we were finding attractive investment opportunities in higher-quality areas of the market, as well as among seasoned collateral that we believe can withstand declining home prices.

We believe many prepayment-sensitive securities offer attractive risk-adjusted returns at current price levels and prepayment speeds. Many of these securities may also offer meaningful upside potential if mortgage prepayment speeds continue to slow, which we believe is likely. We think the fund’s prepayment-related strategies provide an important source of diversification in the portfolio. In light of last year’s repricing of the sector, we are finding what we consider to be compelling investment opportunities across a variety of collateral types.

How did you use derivatives during the period?

We used credit default swaps to gain exposure to CMBS via CMBX, and also to hedge the fund’s credit and market risks. We also used credit

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Diversified Income Trust 7

default contracts to gain exposure to specific sectors and individual names. We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. We also employed interest-rate swaps to gain exposure to rates in various countries. We utilized options to hedge the fund’s interest-rate risk, to hedge duration and convexity, to isolate the prepayment risk associated with our holdings of collateralized mortgage obligations, and to help manage overall downside risk. We used total return swaps as a hedging tool and to help manage the portfolio’s sector exposure as well as its inflation exposure and risk.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund’s monthly dividend rate for class A shares was increased from $0.019 to $0.022 per share in July 2022 and was raised further to $0.025 per share in October 2022. These adjustments reflect Putnam Management’s earnings expectations in the current fixed income environment. The fund seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital. The portfolio management team will continue to dynamically allocate to the sectors and strategies that they believe offer the best opportunity for total return — through price appreciation, income, or both. Similar increases were made to other share classes.

8 Diversified Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2022, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class M, R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 9/30/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (10/3/88)
Before sales charge	5.18%	1.72%	–0.47%	–3.58%	–9.29%
After sales charge	5.05	1.30	–1.27	–4.89	–12.91
Class B (3/1/93)
Before CDSC	4.98	1.10	–1.20	–4.31	–9.96
After CDSC	4.98	1.10	–1.53	–5.19	–14.32
Class C (2/1/99)
Before CDSC	4.99	1.11	–1.22	–4.33	–10.04
After CDSC	4.99	1.11	–1.22	–4.33	–10.91
Class M (12/1/94)
Before sales charge	4.90	1.48	–0.70	–3.81	–9.39
After sales charge	4.80	1.14	–1.36	–4.86	–12.33
Class R (12/1/03)
Net asset value	4.90	1.46	–0.71	–3.84	–9.62
Class R6 (11/1/13)
Net asset value	5.40	2.06	–0.11	–3.26	–8.88
Class Y (7/1/96)
Net asset value	5.37	1.98	–0.21	–3.32	–9.04

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Diversified Income Trust 9

Comparative annualized index returns For periods ended 9/30/22

	Life of fund	10 years	5 years	3 years	1 year
ICE BofA U.S. Treasury
Bill Index	—*	0.69%	1.14%	0.58%	0.47%
Lipper Alternative
Credit Focus Funds	5.11%	1.29	0.60	0.17	–9.57
category median†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* The fund’s benchmark, the ICE BofA U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/22, there were 98, 93, 83, 29, and 3 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $11,154 and $11,165, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $11,202. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $11,556, $12,260, and $12,163, respectively.

10 Diversified Income Trust

Fund price and distribution information For the 12-month period ended 9/30/22

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	12		12	12	12		12	12	12
Income	$0.237		$0.190	$0.191	$0.225		$0.225	$0.261	$0.249
Capital gains	—		—	—	—		—	—	—
Total	$0.237		$0.190	$0.191	$0.225		$0.225	$0.261	$0.249
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
9/30/21	$6.41	$6.68	$6.33	$6.27	$6.25	$6.46	$6.31	$6.33	$6.34
9/30/22	5.59	5.82	5.52	5.46	5.45	5.63	5.49	5.52	5.53
	Before	After	Net	Net	Before	After	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value
Current dividend
rate[1]	4.72%	4.54%	3.91%	4.18%	4.62%	4.48%	4.59%	5.22%	4.99%
Current 30-day
SEC yield[2]	N/A	6.02	5.48	5.48	N/A	5.81	6.01	6.63	6.52

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 9/30/21	0.97%	1.72%	1.72%	1.22%	1.22%	0.63%	0.72%
Annualized expense ratio for the
six-month period ended 9/30/22*	1.02%	1.77%	1.77%	1.27%	1.27%	0.66%	0.77%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Diversified Income Trust 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/22 to 9/30/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.97	$8.61	$8.61	$6.19	$6.18	$3.22	$3.76
Ending value (after expenses)	$943.50	$940.60	$940.10	$942.80	$941.60	$946.40	$945.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (183); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/22, use the following calculation method. To find the value of your investment on 4/1/22, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.16	$8.95	$8.95	$6.43	$6.43	$3.35	$3.90
Ending value (after expenses)	$1,019.95	$1,016.19	$1,016.19	$1,018.70	$1,018.70	$1,021.76	$1,021.21

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (183); and then dividing that result by the number of days in the year (365).

12 Diversified Income Trust

Consider these risks before investing

Emerging market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise.

The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid. The fund’s concentration in an industry group comprising mortgage-backed securities may make the fund’s net asset value more susceptible to economic, market, political, and other developments affecting the housing or real estate markets and the servicing of mortgage loans secured by real estate properties. The fund currently has significant investment exposure to commercial mortgage-backed securities. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. The value of investments in the fund’s portfolio may fall or fail to rise over time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. International investing involves currency, economic, and political risks. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Diversified Income Trust 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. They are only available to individuals purchasing shares of the fund from Japanese distributors that have selling agreements with Putnam Retail Management.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit risk transfer (CRT) security is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering

14 Diversified Income Trust

different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

◦ Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury Bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

Diversified Income Trust 15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2022, Putnam employees had approximately $428,000,000 and the Trustees had approximately $57,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2022. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2021 through December 2021. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2021. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

16 Diversified Income Trust

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Diversified Income Trust 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2022, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2022, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2022 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and the approval of your fund’s amended and restated sub-management contract, effective July 1, 2022. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example,

18 Diversified Income Trust

with certain exceptions primarily involving newer or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) The Trustees considered that the proposed amended and restated sub-management contract would lower the sub-management fees paid by Putnam Management to PIL.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2021. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2021. Putnam Management and PSERV have agreed to maintain these expense limitations until at least January 30, 2024. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management contract and to approve your fund’s amended and restated sub-management contract.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2021. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2021 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In

Diversified Income Trust 19

this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, the Putnam funds’ performance was generally solid in 2021 against a backdrop of strong U.S. economic and financial market growth. The Trustees considered Putnam Management’s observation that, despite an environment of generally strong growth, there had been various headwinds experienced in 2021. For the one-year period ended December 31, 2021, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 52nd percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, delivered a gross return that trailed their benchmarks by 0.1%. Over the longer-term, the Committee noted that, on an asset-weighted basis, the Putnam funds delivered strong aggregate performance relative to their Lipper peers over the three-, five- and ten-year periods ended December 31, 2021, ranking in the 31st, 29th and 21st percentiles, respectively, and that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of those periods.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In particular, the Trustees considered The Putnam Fund complex’s performance as reported in the Barron’s/Lipper Fund Families survey (the “Survey”), which ranks mutual fund companies

20 Diversified Income Trust

based on their performance across a variety of asset types. The Trustees noted that The Putnam Fund complex continued to rank highly in the Survey, especially over the longer-term, with The Putnam Funds ranking as the 6th best performing mutual fund complex out of 45 complexes for the ten-year period and 13th out of 49 complexes for the five-year period. The Trustees noted that 2021 marked the fifth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees also considered that The Putnam Fund complex’s Survey performance over the one-year period was solid, with The Putnam Funds ranking 27th out of 51 complexes. In addition to the Survey, the Trustees also considered the Putnam funds’ ratings assigned by Morningstar Inc., noting that 25 of the funds were four- or five-star rated at the end of 2021 (representing a decrease of one fund year-over-year) and that this included nine funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2021 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Alternative Credit Focus Funds) for the one-year, three-year and five-year periods ended December 31, 2021 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th
Three-year period	4th
Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2021, there were 99, 89 and 85 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year, three-year and five-year periods ended December 31, 2021 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over those periods was driven by disappointing performance in 2021 and, to a lesser extent, in 2020. The Trustees observed that significant underperformance in the securitized products sector in 2021 had contributed to the fund’s disappointing results, noting that prepayment strategies had suffered as a result of significantly elevated refinancing (given strong home price appreciation and low interest rates) relative to expectations. The Trustees considered that the fund’s underperformance was also driven by significant underperformance in the securitized products sector in 2020, which resulted from the outsized impact of the COVID-19 pandemic on the commercial mortgage sector. In addition, the Trustees considered the negative impact that the fund’s term structure strategies had on performance in 2021 and Putnam Management’s observation that term structure strategies had positively contributed to the fund’s performance from 2017 to 2020 and over the three-year and five-year periods ended December 31, 2021.

The Trustees considered Putnam Management’s observation that a number of the investment strategies that had detracted from the fund’s performance had begun to recover as of March 31, 2022 and that the fund had top decile performance year to date relative to its peers, as of March 31, 2022. In addition, the Trustees considered the retirement of two of the fund’s portfolio managers over the previous year and the addition of a portfolio manager. The Trustees noted that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s

Diversified Income Trust 21

continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2021 to strengthen its investment team.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. The Trustees also considered that Putnam Management has made changes in light of subpar investment performance when warranted. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Diversified Income Trust

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Diversified Income Trust 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Diversified Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Diversified Income Trust (the “Fund”) as of September 30, 2022, the related statement of operations for the year ended September 30, 2022, the statement of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the three years in the period ended September 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the three years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 12, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 11, 2022

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

24 Diversified Income Trust

The fund’s portfolio 9/30/22

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (81.6%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (6.3%)
Government National Mortgage Association Pass-Through Certificates
6.50%, 11/20/38	$91,626	$96,948
5.00%, 3/20/50	24,034	23,638
4.50%, TBA, 10/1/52	45,000,000	43,017,458
4.00%, TBA, 10/1/52	30,000,000	27,986,475
3.50%, with due dates from 9/20/49 to 11/20/49	86,273	78,729
3.00%, TBA, 10/1/52	32,000,000	28,247,187
		99,450,435
U.S. Government Agency Mortgage Obligations (75.3%)
Uniform Mortgage-Backed Securities
5.50%, TBA, 10/1/52	202,000,000	200,714,351
5.00%, TBA, 10/1/52	579,000,000	563,348,762
4.50%, TBA, 10/1/52	240,000,000	228,337,440
3.50%, TBA, 10/1/52	76,000,000	68,340,606
3.00%, TBA, 10/1/52	35,000,000	30,428,125
2.50%, TBA, 10/1/52	65,000,000	54,544,139
2.00%, TBA, 10/1/52	65,000,000	52,595,160
		1,198,308,583
Total U.S. government and agency mortgage obligations (cost $1,340,230,095)		$1,297,759,018

U.S. TREASURY OBLIGATIONS (0.2%)*	Principal amount	Value
U.S. Treasury Bonds 3.00%, 2/15/48 [i]	$137,000	$115,772
U.S. Treasury Notes
1.75%, 11/15/29 [i]	2,064,000	1,806,722
1.625%, 8/15/29 [i]	220,000	190,177
0.375%, 4/30/25 [i]	338,000	306,667
Total U.S. treasury obligations (cost $2,419,338)		$2,419,338

MORTGAGE-BACKED SECURITIES (41.4%)*	Principal amount	Value
Agency collateralized mortgage obligations (20.5%)
Federal Home Loan Mortgage Corporation
REMICs Ser. 4509, Class CI, IO, 6.00%, 9/15/45	$9,895,544	$2,131,045
REMICs Ser. 4077, Class IK, IO, 5.00%, 7/15/42	2,639,549	519,991
REMICs Ser. 5152, Class MI, IO, 4.50%, 10/25/51	45,113,506	10,105,141
REMICs Ser. 5134, Class ID, IO, 4.50%, 8/25/51	29,850,056	5,899,894
REMICs Ser. 5049, Class AI, IO, 4.50%, 12/25/50	27,915,683	5,756,493
REMICs Ser. 5093, Class YI, IO, 4.50%, 12/25/50	22,642,861	4,837,915
REMICs Ser. 5115, Class IK, IO, 4.50%, 12/25/50	25,751,977	5,724,235
REMICs Ser. 5024, Class HI, IO, 4.50%, 10/25/50	4,969,823	1,059,036
REMICs Ser. 4984, Class IL, IO, 4.50%, 6/25/50	2,452,228	526,207
REMICs Ser. 4122, Class TI, IO, 4.50%, 10/15/42	2,726,380	527,953
REMICs Ser. 4000, Class PI, IO, 4.50%, 1/15/42	3,655,534	548,320
REMICs Ser. 4024, Class PI, IO, 4.50%, 12/15/41	3,812,615	416,543
REMICs Ser. 4635, Class PI, IO, 4.00%, 12/15/46	6,019,888	1,060,295
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	13,040,615	1,799,423
REMICs Ser. 4213, Class GI, IO, 4.00%, 11/15/41	2,708,442	95,347

Diversified Income Trust 25

MORTGAGE-BACKED SECURITIES (41.4%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs Ser. 4020, Class IA, IO, 4.00%, 3/15/27	$1,990,467	$88,018
REMICs IFB Ser. 3919, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.50%), 3.682%, 9/15/41	4,869,080	602,932
REMICs Ser. 4484, Class TI, IO, 3.50%, 11/15/44	1,226,084	102,116
REMICs Ser. 4105, Class HI, IO, 3.50%, 7/15/41	2,054,211	171,891
REMICs IFB Ser. 4742, Class S, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 3.382%, 12/15/47	11,116,423	1,229,476
REMICs IFB Ser. 4731, Class QS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 3.382%, 11/15/47	8,570,525	993,595
REMICs IFB Ser. 4839, Class WS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.282%, 8/15/56	1,915,111	234,524
REMICs IFB Ser. 4678, Class MS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.282%, 4/15/47	6,929,484	845,292
REMICs IFB Ser. 4265, Class SD, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.282%, 1/15/35	20,817,271	1,542,374
REMICs IFB Ser. 5011, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.25%), 3.166%, 9/25/50	3,778,803	453,456
Strips IFB Ser. 326, Class S2, IO, ((-1 x ICE LIBOR USD 1 Month) + 5.95%), 3.132%, 3/15/44	4,236,227	414,531
Strips IFB Ser. 311, Class S1, IO, ((-1 x ICE LIBOR USD 1 Month) + 5.95%), 3.132%, 8/15/43	7,287,913	807,377
REMICs IFB Ser. 5004, Class SG, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.016%, 8/25/50	3,898,339	457,158
REMICs IFB Ser. 5002, Class SJ, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.016%, 7/25/50	34,163,221	3,922,806
REMICs Ser. 4801, Class IG, IO, 3.00%, 6/15/48	4,493,009	662,228
REMICs Ser. 4165, Class TI, IO, 3.00%, 12/15/42	6,985,093	553,045
REMICs Ser. 4210, Class PI, IO, 3.00%, 12/15/41	1,044,508	14,424
REMICs IFB Ser. 4945, Class SL, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.966%, 1/25/50	2,435,856	228,568
REMICs IFB Ser. 4937, Class 4937, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.966%, 12/25/49	776,497	85,415
Structured Pass-Through Certificates FRB Ser. 57, Class 1AX, IO, 0.399%, 7/25/43 W	5,928,330	59,283
Federal National Mortgage Association
Grantor Trust Ser. 98-T2, Class A4, IO, 6.50%, 10/25/36	5,669	394
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	8,307,164	1,509,737
REMICs Ser. 15-69, IO, 6.00%, 9/25/45	9,414,086	2,049,249
REMICs Ser. 15-58, Class KI, IO, 6.00%, 3/25/37	14,450,264	2,721,837
Interest Strip Ser. 399, Class 2, IO, 5.50%, 11/25/39	13,540	2,719
Interest Strip Ser. 374, Class 6, IO, 5.50%, 8/25/36	584,093	98,942
REMICs Ser. 15-30, IO, 5.50%, 5/25/45	1,048,752	177,512
Interest Strip Ser. 378, Class 19, IO, 5.00%, 6/25/35	632,763	93,384
REMICs Ser. 12-151, Class IN, IO, 5.00%, 1/25/43	6,488,357	1,231,296
REMICs Ser. 17-87, Class KI, IO, 5.00%, 6/25/41	475,102	82,242
Interest Strip Ser. 404, Class 2, IO, 4.50%, 5/25/40	40,076	7,670
REMICs Ser. 21-77, Class BI, IO, 4.50%, 11/25/51	45,676,785	9,814,082
REMICs Ser. 21-15, Class IJ, IO, 4.50%, 4/25/51	22,400,887	4,928,195
REMICs Ser. 20-76, Class BI, IO, 4.50%, 11/25/50	3,295,435	610,488

26 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (41.4%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs Ser. 18-58, Class AI, IO, 4.50%, 8/25/48	$18,697,819	$2,807,809
REMICs Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	3,106,814	624,745
Interest Strip Ser. 405, Class 2, IO, 4.00%, 10/25/40	44,854	8,004
REMICs Ser. 19-70, Class 70, IO, 4.00%, 12/25/49	5,907,836	938,814
REMICs Ser. 18-3, Class PI, IO, 4.00%, 2/25/48	5,069,850	1,008,363
REMICs Ser. 17-65, Class LI, IO, 4.00%, 8/25/47	2,115,537	348,641
REMICs Ser. 15-88, Class QI, IO, 4.00%, 10/25/44	1,625,357	116,166
REMICs Ser. 15-83, IO, 4.00%, 10/25/43	721,114	110,005
REMICs Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	7,462,943	1,065,185
REMICs Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	2,699,168	351,756
REMICs Ser. 13-60, Class IP, IO, 4.00%, 10/25/42	2,332,420	282,689
REMICs Ser. 16-70, Class QI, IO, 3.50%, 10/25/46	7,372,942	1,092,965
REMICs Ser. 13-18, Class IN, IO, 3.50%, 3/25/43	7,931,359	1,289,585
REMICs Ser. 13-70, Class CI, IO, 3.50%, 1/25/43	1,722,070	169,173
REMICs Ser. 13-49, Class IP, IO, 3.50%, 12/25/42	4,965,201	378,510
REMICs Ser. 13-40, Class YI, IO, 3.50%, 6/25/42	3,557,461	317,148
REMICs Ser. 12-123, Class DI, IO, 3.50%, 5/25/41	7,926,908	684,164
REMICs IFB Ser. 10-35, Class SG, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.40%), 3.316%, 4/25/40	4,239,047	477,325
REMICs IFB Ser. 18-38, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 3.116%, 6/25/48	25,598,852	2,729,913
REMICs IFB Ser. 18-44, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 3.116%, 6/25/48	30,465,341	3,436,795
REMICs IFB Ser. 15-42, Class LS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 3.116%, 6/25/45	1,881,543	119,467
REMICs IFB Ser. 13-18, Class SB, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 3.066%, 10/25/41	860,957	10,568
REMICs IFB Ser. 19-5, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.016%, 3/25/49	1,577,725	159,701
REMICs IFB Ser. 16-96, Class ST, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.016%, 12/25/46	29,963,808	2,417,695
REMICs IFB Ser. 16-62, Class GS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.016%, 9/25/46	21,238,493	1,587,153
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	15,033,969	1,918,786
REMICs Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	1,959,059	75,371
REMICs Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	3,786,515	109,029
REMICs Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	720,443	3,911
REMICs IFB Ser. 20-12, Class SK, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.966%, 3/25/50	1,937,700	198,614
REMICs IFB Ser. 19-73, Class 73, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.966%, 12/25/49	983,634	110,277
REMICs IFB Ser. 19-57, Class KS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.966%, 10/25/49	2,233,352	238,217
REMICs IFB Ser. 19-43, Class JS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.966%, 8/25/49	1,084,825	90,276
REMICs IFB Ser. 19-47, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.966%, 8/25/49	12,309,558	1,313,471
REMICs IFB Ser. 19-34, Class SL, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.966%, 7/25/49	14,058,281	1,500,148

Diversified Income Trust 27

MORTGAGE-BACKED SECURITIES (41.4%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 19-38, Class 38, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 2.966%, 7/25/49	$715,824	$69,063
REMICs IFB Ser. 11-101, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 5.90%), 2.816%, 10/25/41	7,802,628	712,018
Grantor Trust Ser. 00-T6, IO, 0.717%, 11/25/40 W	2,451,938	15,938
REMICs FRB Ser. 01-50, Class B1, IO, 0.397%, 10/25/41 W	80,841	404
FRB Ser. 02-W8, Class 1, IO, 0.298%, 6/25/42 W	4,091,576	24,538
Government National Mortgage Association
Ser. 17-104, Class MI, IO, 5.50%, 7/16/47	9,308,581	2,134,306
Ser. 17-79, Class IB, IO, 5.50%, 5/20/47	3,273,123	706,327
Ser. 17-52, Class DI, IO, 5.50%, 4/20/47	3,807,271	754,783
Ser. 19-119, Class IN, IO, 5.00%, 9/20/49	17,930,983	3,320,961
Ser. 18-37, IO, 5.00%, 3/20/48	7,190,564	1,359,349
Ser. 17-179, Class WI, IO, 5.00%, 12/20/47	4,262,848	912,955
Ser. 17-38, Class DI, IO, 5.00%, 3/16/47	4,192,821	846,908
Ser. 16-126, Class PI, IO, 5.00%, 2/20/46	7,341,143	1,457,070
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	4,704,692	704,292
Ser. 15-167, Class MI, IO, 5.00%, 6/20/45	12,496,165	2,389,316
Ser. 18-127, Class IC, IO, 5.00%, 10/20/44	1,638,072	325,239
Ser. 14-132, IO, 5.00%, 9/20/44	5,126,199	904,518
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	4,893,117	780,521
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	1,956,860	421,116
Ser. 12-146, IO, 5.00%, 12/20/42	3,627,072	735,461
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	14,439,275	2,989,680
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	4,461,474	929,395
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	24,553,105	5,240,615
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	13,471,709	2,829,059
Ser. 17-26, Class MI, IO, 5.00%, 11/20/39	987,666	200,972
Ser. 15-105, Class LI, IO, 5.00%, 10/20/39	6,580,927	1,297,956
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	5,923,760	1,194,321
Ser. 20-61, IO, 4.50%, 5/20/50	64,045,525	12,732,167
Ser. 18-94, Class AI, IO, 4.50%, 7/20/48	1,608,603	304,822
Ser. 21-122, Class GI, IO, 4.50%, 11/20/47	32,779,374	5,888,271
Ser. 16-17, Class IA, IO, 4.50%, 3/20/45	8,160,245	1,486,127
Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	5,370,263	945,680
Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	5,770,677	1,003,590
Ser. 13-183, Class JI, IO, 4.50%, 2/16/43	2,469,198	178,538
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	719,137	42,810
Ser. 17-42, Class IC, IO, 4.50%, 8/20/41	13,250,424	2,664,762
Ser. 13-167, IO, 4.50%, 9/20/40	2,573,349	467,128
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	3,224,303	574,031
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	9,357,496	1,801,458
Ser. 10-20, Class BI, IO, 4.50%, 2/16/40	8,031,248	1,524,090
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	4,917,872	934,396
Ser. 14-71, Class PI, IO, 4.50%, 12/20/39	4,903,991	487,702
Ser. 16-138, Class DI, IO, 4.00%, 10/20/46	6,647,096	1,136,254
Ser. 15-89, Class IP, IO, 4.00%, 2/20/45	13,344,260	1,900,431
Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	7,766,052	963,146

28 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (41.4%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-79, Class MI, IO, 4.00%, 5/20/44	$2,073,257	$196,724
Ser. 14-4, Class BI, IO, 4.00%, 1/20/44	6,149,459	1,129,034
Ser. 14-4, Class IC, IO, 4.00%, 1/20/44	4,048,479	692,251
Ser. 14-163, Class PI, IO, 4.00%, 10/20/43	991,766	27,008
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	2,568,285	410,159
Ser. 13-27, Class IJ, IO, 4.00%, 2/20/43	3,064,671	500,890
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	1,353,951	176,185
Ser. 12-106, Class QI, IO, 4.00%, 7/20/42	5,017,185	781,677
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	1,879,696	328,939
Ser. 12-8, Class PI, IO, 4.00%, 5/20/41	4,497,224	432,069
IFB Ser. 13-9, Class S, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.75%), 3.736%, 1/20/43	15,544,129	1,958,102
Ser. 21-8, Class VI, IO, 3.50%, 12/20/50	28,616,551	4,680,598
Ser. 19-110, Class PI, IO, 3.50%, 9/20/49	9,828,312	1,526,336
Ser. 18-21, Class AI, IO, 3.50%, 2/20/48	1,426,537	161,511
Ser. 17-139, Class IG, IO, 3.50%, 9/20/47	1,391,458	191,887
Ser. 16-79, IO, 3.50%, 6/20/46	3,501,036	460,736
Ser. 15-131, Class CI, IO, 3.50%, 9/20/45	3,693,425	556,880
Ser. 15-131, Class MI, IO, 3.50%, 9/20/45	5,805,150	933,176
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	6,914,622	842,406
Ser. 13-76, IO, 3.50%, 5/20/43	6,765,970	907,587
Ser. 15-168, Class IG, IO, 3.50%, 3/20/43	4,122,518	549,930
Ser. 13-28, IO, 3.50%, 2/20/43	1,566,715	171,744
Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	3,601,072	393,453
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	3,643,736	413,200
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	1,691,069	200,815
Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	16,536,224	2,588,299
Ser. 12-128, Class IA, IO, 3.50%, 10/20/42	11,015,884	1,783,603
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	2,714,187	194,445
Ser. 13-37, Class LI, IO, 3.50%, 1/20/42	4,250,210	269,464
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	6,543,793	484,895
Ser. 15-17, Class LI, IO, 3.50%, 5/16/40	1,523,136	16,602
Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	4,832,249	219,885
Ser. 18-H15, Class EI, IO, 3.493%, 8/20/68 W	43,522,248	1,875,809
IFB Ser. 20-61, Class SF, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.44%), 3.426%, 7/20/43	16,806,808	1,857,462
IFB Ser. 21-98, Class SK, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.30%), 3.286%, 6/20/51	4,043,444	470,050
IFB Ser. 21-77, Class SM, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.30%), 3.286%, 5/20/51	35,673,835	4,154,739
IFB Ser. 21-42, Class SG, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.30%), 3.286%, 3/20/51	35,784,310	2,911,562
IFB Ser. 18-105, Class SG, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.25%), 3.236%, 8/20/48	16,112,536	1,435,282
IFB Ser. 18-91, Class SH, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.25%), 3.236%, 7/20/48	12,063,674	1,078,662
IFB Ser. 18-104, Class SD, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 3.186%, 8/20/48	15,178,373	1,307,435

Diversified Income Trust 29

MORTGAGE-BACKED SECURITIES (41.4%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 18-100, Class S, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 3.186%, 7/20/48	$12,090,430	$1,043,537
IFB Ser. 18-89, Class LS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 3.186%, 6/20/48	11,267,753	1,003,823
IFB Ser. 18-67, Class SC, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 3.186%, 5/20/48	10,236,550	919,074
IFB Ser. 17-160, Class S, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.20%), 3.186%, 10/20/43	17,662,251	1,725,213
IFB Ser. 13-99, Class VS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.161%, 7/16/43	3,619,184	225,910
IFB Ser. 20-97, Class QS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 3.136%, 7/20/50	2,632,193	359,870
IFB Ser. 18-139, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 3.136%, 10/20/48	1,538,341	128,630
IFB Ser. 13-129, Class SN, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 3.136%, 9/20/43	3,184,603	239,960
IFB Ser. 16-77, Class SL, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 3.136%, 3/20/43	627,732	13,063
IFB Ser. 13-152, Class SJ, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 3.136%, 5/20/41	13,317,789	1,340,776
IFB Ser. 10-20, Class SC, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.15%), 3.136%, 2/20/40	3,342,314	330,454
IFB Ser. 20-63, Class PS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.086%, 4/20/50	2,899,829	340,104
IFB Ser. 19-96, Class SY, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.086%, 8/20/49	1,535,452	143,411
IFB Ser. 19-83, Class SY, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.086%, 7/20/49	1,597,728	138,859
IFB Ser. 18-164, Class AS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.086%, 12/20/48	24,406,112	2,342,816
IFB Ser. 16-77, Class SC, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.086%, 10/20/45	12,571,702	1,314,625
IFB Ser. 14-46, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.086%, 3/20/44	6,676,569	536,996
IFB Ser. 14-4, Class SG, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.086%, 1/20/44	10,444,344	1,094,273
IFB Ser. 13-182, Class SY, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.10%), 3.086%, 12/20/43	3,844,261	421,946
IFB Ser. 20-15, Class CS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 3.036%, 2/20/50	4,021,394	299,727
IFB Ser. 20-7, Class SK, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 3.036%, 1/20/50	29,184,907	2,969,387
IFB Ser. 19-125, Class SG, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 3.036%, 10/20/49	8,450,401	1,219,156
IFB Ser. 19-99, Class KS, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 3.036%, 8/20/49	3,524,908	323,974
IFB Ser. 19-78, Class SJ, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 3.036%, 6/20/49	3,444,011	272,638
IFB Ser. 19-6, Class SM, IO, ((-1 x ICE LIBOR USD 1 Month) + 6.05%), 3.036%, 1/20/49	14,425,736	1,177,012

30 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (41.4%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 17-H18, Class FI, IO, 3.004%, 9/20/67 W	$29,157,072	$1,735,803
Ser. 21-55, Class PI, IO, 3.00%, 3/20/51	36,242,303	5,719,035
Ser. 21-30, Class KI, IO, 3.00%, 2/20/51	45,680,535	7,249,858
Ser. 20-175, Class NI, IO, 3.00%, 11/20/50	31,370,229	4,936,604
Ser. 17-H20, Class HI, IO, 2.623%, 10/20/67 W	26,126,219	1,483,023
IFB Ser. 14-119, Class SA, IO, ((-1 x ICE LIBOR USD 1 Month) + 5.60%), 2.586%, 8/20/44	9,136,133	758,202
Ser. 17-H02, Class BI, IO, 2.432%, 1/20/67 W	16,797,766	588,124
Ser. 16-H04, Class HI, IO, 2.377%, 7/20/65 W	35,549,106	1,208,670
Ser. 17-H03, Class EI, IO, 2.372%, 1/20/67 W	18,950,985	1,112,067
Ser. 17-H06, Class BI, IO, 2.362%, 2/20/67 W	35,348,123	1,951,676
Ser. 18-H03, Class XI, IO, 2.195%, 2/20/68 W	66,632,982	2,858,555
Ser. 18-H01, IO, 2.186%, 12/20/67 W	17,769,883	862,603
Ser. 18-H01, Class XI, IO, 2.185%, 1/20/68 W	28,461,971	2,026,653
Ser. 18-H02, Class EI, IO, 2.131%, 1/20/68 W	52,001,090	3,640,076
Ser. 17-H06, Class MI, IO, 2.10%, 2/20/67 W	28,295,116	1,138,766
Ser. 18-H02, Class HI, IO, 2.097%, 1/20/68 W	42,952,973	3,006,708
Ser. 15-H18, Class BI, IO, 2.079%, 7/20/65 W	25,630,069	976,506
Ser. 16-H17, Class KI, IO, 2.055%, 7/20/66 W	16,121,291	648,323
Ser. 17-H08, Class NI, IO, 2.02%, 3/20/67 W	36,876,203	1,279,604
Ser. 15-H20, Class BI, IO, 2.02%, 8/20/65 W	32,317,699	1,114,960
Ser. 15-H15, Class BI, IO, 1.914%, 6/20/65 W	46,131,170	1,826,794
Ser. 15-H24, Class AI, IO, 1.859%, 9/20/65 W	23,564,060	664,365
Ser. 18-H05, Class BI, IO, 1.803%, 2/20/68 W	49,397,891	3,426,978
Ser. 18-H05, Class AI, IO, 1.796%, 2/20/68 W	41,398,754	2,872,039
Ser. 17-H09, IO, 1.766%, 4/20/67 W	30,156,612	966,671
Ser. 18-H04, IO, 1.758%, 2/20/68 W	32,742,998	1,771,757
Ser. 15-H23, Class DI, IO, 1.707%, 9/20/65 W	25,282,975	1,410,790
Ser. 15-H12, Class AI, IO, 1.696%, 5/20/65 W	56,384,606	2,554,222
Ser. 17-H10, Class MI, IO, 1.695%, 4/20/67 W	58,419,260	1,799,313
Ser. 15-H15, Class AI, IO, 1.677%, 6/20/65 W	33,284,576	1,687,528
Ser. 16-H16, Class EI, IO, 1.667%, 6/20/66 W	26,638,600	1,254,678
FRB Ser. 15-H08, Class CI, IO, 1.635%, 3/20/65 W	43,130,704	1,863,246
Ser. 17-H06, Class DI, IO, 1.602%, 2/20/67 W	23,447,091	919,126
Ser. 15-H23, Class BI, IO, 1.591%, 9/20/65 W	46,203,613	1,843,524
Ser. 17-H03, Class HI, IO, 1.588%, 1/20/67 W	46,469,243	1,623,969
Ser. 17-H11, Class DI, IO, 1.558%, 5/20/67 W	18,474,664	990,686
Ser. 15-H03, Class CI, IO, 1.549%, 1/20/65 W	49,586,450	2,112,382
Ser. 14-H25, Class BI, IO, 1.511%, 12/20/64 W	33,243,469	1,109,667
Ser. 16-H14, IO, 1.51%, 6/20/66 W	30,295,345	1,065,518
Ser. 16-H18, IO, 1.493%, 8/20/66 W	32,230,024	1,152,901
Ser. 15-H01, Class BI, IO, 1.395%, 1/20/65 W	24,342,074	833,351
Ser. 17-H12, Class QI, IO, 1.363%, 5/20/67 W	30,009,886	1,189,832
Ser. 14-H06, Class BI, IO, 1.313%, 2/20/64 W	27,467,664	574,486
Ser. 17-H11, Class TI, IO, 1.252%, 4/20/67 W	19,843,116	1,287,818
Ser. 16-H23, Class NI, IO, 1.178%, 10/20/66 W	67,722,773	2,268,713
Ser. 12-H29, Class AI, IO, 1.168%, 10/20/62 W	9,060,029	165,091
Ser. 12-H29, Class FI, IO, 1.168%, 10/20/62 W	9,060,029	156,086

Diversified Income Trust 31

MORTGAGE-BACKED SECURITIES (41.4%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 20-H12, Class IH, IO, 1.054%, 7/20/70 W	$44,880,267	$1,676,547
Ser. 16-H08, Class AI, IO, 0.985%, 8/20/65 W	28,743,026	767,439
Ser. 16-H24, Class JI, IO, 0.962%, 11/20/66 W	14,609,433	696,724
Ser. 15-H10, Class BI, IO, 0.934%, 4/20/65 W	23,626,473	923,795
Ser. 17-H05, Class CI, IO, 0.651%, 2/20/67 W	4,057,735	181,973
Ser. 16-H22, Class AI, IO, 0.613%, 10/20/66 W	28,352,973	978,688
Ser. 16-H27, Class EI, IO, 0.42%, 12/20/66 W	21,916,440	595,163
Ser. 17-H16, Class JI, IO, 0.377%, 8/20/67 W	28,115,603	1,474,488
Ser. 17-H16, IO, 0.112%, 8/20/67	26,374,408	1,503,447
Ser. 16-H06, Class CI, IO, 0.092%, 2/20/66 W	27,779,260	440,302
		326,309,655
Commercial mortgage-backed securities (10.5%)
Barclays Commercial Mortgage Trust 144A Ser. 19-C5, Class D, 2.50%, 11/15/52	282,000	189,334
BBCMS Mortgage Trust 144A Ser. 21-C10, Class E, 2.00%, 7/15/54	308,000	177,953
Bear Stearns Commercial Mortgage Securities Trust FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45 W	5,559	5,504
Benchmark Mortgage Trust 144A FRB Ser. 18-B3, Class D, 3.187%, 4/10/51 W	3,322,000	2,432,969
BWAY Mortgage Trust 144A FRB Ser. 22-26BW, Class F, 5.029%, 2/10/44 W	5,915,000	4,084,319
CD Commercial Mortgage Trust FRB Ser. 17-CD3, Class C, 4.699%, 2/10/50 W	205,000	180,096
CD Commercial Mortgage Trust 144A Ser. 17-CD3, Class D, 3.25%, 2/10/50	4,873,000	3,452,798
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class E, 5.249%, 12/15/47 W	13,980,000	11,812,773
Citigroup Commercial Mortgage Trust Ser. 13-GC11, Class C, 4.134%, 4/10/46 W	2,758,000	2,845,484
Citigroup Commercial Mortgage Trust 144A Ser. 15-P1, Class D, 3.225%, 9/15/48	850,000	705,173
COMM Mortgage Trust
FRB Ser. 14-CR16, Class C, 5.081%, 4/10/47 W	389,000	368,638
Ser. 12-LC4, Class B, 4.934%, 12/10/44 W	227,071	226,682
COMM Mortgage Trust 144A
FRB Ser. 14-CR17, Class E, 5.007%, 5/10/47 W	226,000	159,531
FRB Ser. 14-UBS3, Class D, 4.926%, 6/10/47 W	165,000	149,157
FRB Ser. 13-CR9, Class D, 4.433%, 7/10/45 W	192,000	160,986
FRB Ser. 15-LC19, Class E, 4.356%, 2/10/48 W	3,181,000	2,664,218
Ser. 12-LC4, Class E, 4.25%, 12/10/44	10,009,000	3,718,344
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1, Class AJ, 6.01%, 2/15/41 W	10,781,406	5,218,200
Credit Suisse Mortgage Trust 144A FRB Ser. 22-NWPT, Class A, 5.989%, 9/15/35	2,015,000	2,005,554
CSAIL Commercial Mortgage Trust FRB Ser. 20-C19, Class C, 3.734%, 3/15/53 W	2,053,000	1,611,703
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.901%, 4/15/50 W	272,000	182,169

32 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (41.4%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Federal Home Loan Mortgage Corporation 144A Multifamily Structured Credit Risk FRB Ser. 21-MN3, Class M2, 6.281%, 11/25/51	$1,650,000	$1,463,564
GS Mortgage Securities Corp., II 144A FRB Ser. 13-GC10, Class D, 4.541%, 2/10/46 W	273,000	265,505
GS Mortgage Securities Trust Ser. 14-GC18, Class B, 4.885%, 1/10/47 W	401,000	367,550
GS Mortgage Securities Trust 144A
FRB Ser. 12-GCJ7, Class D, 5.431%, 5/10/45 W	136,380	122,742
FRB Ser. 14-GC24, Class D, 4.665%, 9/10/47 W	15,237,000	10,713,194
JPMBB Commercial Mortgage Securities Trust FRB Ser. 14-C22, Class C, 4.699%, 9/15/47 W	248,000	225,957
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.947%, 2/15/47 W	9,906,000	6,495,226
FRB Ser. 14-C18, Class E, 4.447%, 2/15/47 W	7,852,000	3,909,770
FRB Ser. 14-C25, Class D, 4.084%, 11/15/47 W	7,740,000	5,072,510
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	15,725,000	9,031,921
JPMDB Commercial Mortgage Securities Trust Ser. 17-C5, Class C, 4.512%, 3/15/50 W	254,000	200,912
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-LC11, Class D, 4.303%, 4/15/46 W	431,000	336,767
Ser. 13-LC11, Class B, 3.499%, 4/15/46	180,000	175,867
JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	13,371,809	9,580,621
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X, IO, 7.004%, 12/15/49 W	60,277	1
Morgan Stanley Bank of America Merrill Lynch Trust
Ser. 12-C6, Class C, 4.536%, 11/15/45 W	2,604,000	2,477,862
Ser. 14-C19, Class C, 4.00%, 12/15/47	1,678,000	1,517,470
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.495%, 8/15/46 W	650,000	45,686
FRB Ser. 15-C23, Class D, 4.281%, 7/15/50 W	4,095,000	3,530,890
FRB Ser. 13-C9, Class D, 4.241%, 5/15/46 W	389,000	343,534
FRB Ser. 13-C10, Class F, 4.206%, 7/15/46 W	254,000	56,570
Ser. 14-C17, Class E, 3.50%, 8/15/47	9,096,000	6,324,421
Ser. 14-C19, Class D, 3.25%, 12/15/47	3,933,000	3,395,056
Morgan Stanley Capital I Trust
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	1,336,155	1,240,971
FRB Ser. 18-H3, Class C, 5.025%, 7/15/51 W	2,271,437	2,024,621
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class E, 5.336%, 3/15/45 W	7,066,000	4,982,519
Multifamily Connecticut Avenue Securities Trust 144A
FRB Ser. 20-01, Class M10, 6.834%, 3/25/50	568,000	530,616
FRB Ser. 19-01, Class M10, 6.334%, 10/25/49	476,068	451,409
Ready Capital Mortgage Financing, LLC 144A FRB Ser. 22-FL9, Class A, 5.531%, 6/25/37	3,793,865	3,742,033
RIAL Issuer, Ltd. 144A FRB Ser. 22-FL8, Class B, 6.268%, 1/19/37	2,575,000	2,555,688
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	4,414,162	44

Diversified Income Trust 33

MORTGAGE-BACKED SECURITIES (41.4%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 5.00%, 5/10/63 W	$6,847,000	$68
Ser. 13-C6, Class E, 3.50%, 4/10/46	7,734,000	6,951,110
Wells Fargo Commercial Mortgage Trust FRB Ser. 15-C29, Class D, 4.359%, 6/15/48 W	2,716,000	2,340,024
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 13-LC12, Class D, 4.432%, 7/15/46 W	11,277,111	4,449,341
Ser. 14-LC16, Class D, 3.938%, 8/15/50	11,010,000	1,666,571
Ser. 16-C33, Class D, 3.123%, 3/15/59	310,000	253,855
Ser. 19-C53, Class D, 2.50%, 10/15/52	250,000	163,996
WF-RBS Commercial Mortgage Trust Ser. 14-C21, Class C, 4.234%, 8/15/47 W	180,000	162,838
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 13-UBS1, Class D, 5.203%, 3/15/46 W	1,796,000	1,739,211
FRB Ser. 13-UBS1, Class E, 5.203%, 3/15/46 W	2,518,000	2,415,621
Ser. 11-C3, Class E, 5.00%, 3/15/44 W	8,644,000	309,455
FRB Ser. 12-C9, Class E, 4.978%, 11/15/45 W	265,000	262,901
FRB Ser. 13-C15, Class D, 4.671%, 8/15/46 W	22,811,996	13,743,760
FRB Ser. 12-C10, Class D, 4.534%, 12/15/45 W	12,891,000	9,639,427
		167,631,260
Residential mortgage-backed securities (non-agency) (10.4%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (ICE LIBOR USD 1 Month + 0.19%), 3.274%, 5/25/47	6,822,852	4,036,626
BCAP, LLC Trust 144A FRB Ser. 11-RR3, Class 3A6, 3.366%, 11/27/36 W	5,428,686	4,342,948
Bear Stearns Alt-A Trust
FRB Ser. 05-7, Class 21A1, 3.634%, 9/25/35 W	1,422,592	1,190,884
FRB Ser. 05-8, Class 21A1, 3.339%, 10/25/35 W	51,999	43,834
Bear Stearns Asset Backed Securities I Trust FRB Ser. 05-HE8, Class M3, (ICE LIBOR USD 1 Month + 1.95%), 5.034%, 8/25/35	309,492	297,938
Bear Stearns Mortgage Funding Trust FRB Ser. 06-AR2, Class 2A1, (ICE LIBOR USD 1 Month + 0.23%), 3.544%, 9/25/46	3,644,523	2,812,150
Bellemeade Re, Ltd. 144A FRB Ser. 17-1, Class B1, (ICE LIBOR USD 1 Month + 4.75%), 7.834%, 10/25/27 (Bermuda)	150,000	152,015
Chevy Chase Funding, LLC Mortgage-Backed Certificates 144A FRB Ser. 06-4A, Class A2, (ICE LIBOR USD 1 Month + 0.18%), 3.264%, 11/25/47	2,069,074	1,802,316
Citigroup Mortgage Loan Trust 144A Ser. 22-A, Class A1, 6.17%, 9/25/62	206,421	204,112
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AMC3, Class A2D, (ICE LIBOR USD 1 Month + 0.35%), 3.434%, 3/25/37	5,585,905	4,882,520
FRB Ser. 07-AMC3, Class A2B, (ICE LIBOR USD 1 Month + 0.18%), 3.264%, 3/25/37	960,116	839,234
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A3, 3.698%, 3/25/65 W	410,000	374,448
Countrywide Alternative Loan Trust
FRB Ser. 05-38, Class A3, (ICE LIBOR USD 1 Month + 0.70%), 3.784%, 9/25/35	505,964	437,697
FRB Ser. 05-59, Class 1A1, (ICE LIBOR USD 1 Month + 0.66%), 3.674%, 11/20/35	10,445,948	9,224,518

34 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (41.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 05-65CB, Class 2A1, (ICE LIBOR USD 1 Month + 0.43%), 3.509%, 12/25/35	$351,779	$247,848
FRB Ser. 06-OA10, Class 2A1, (ICE LIBOR USD 1 Month + 0.38%), 3.464%, 8/25/46	2,161,854	1,754,945
FRB Ser. 06-OA10, Class 3A1, (ICE LIBOR USD 1 Month + 0.38%), 3.464%, 8/25/46	3,795,502	3,271,200
FRB Ser. 06-OA10, Class 4A1, (ICE LIBOR USD 1 Month + 0.38%), 3.464%, 8/25/46	7,832,573	6,483,657
FRB Ser. 06-OA7, Class 1A1, 2.481%, 6/25/46 W	2,136,170	1,925,544
FRB Ser. 06-OA10, Class 1A1, (Federal Reserve US 12 Month Cumulative Avg 1 yr CMT + 0.96%), 2.064%, 8/25/46	2,414,685	2,215,723
FRB Ser. 06-OA7, Class 1A2, (Federal Reserve US 12 Month Cumulative Avg 1 yr CMT + 0.94%), 2.044%, 6/25/46	261,185	226,425
Eagle Re, Ltd. 144A FRB Ser. 20-1, Class B1, (ICE LIBOR USD 1 Month + 2.85%), 5.934%, 1/25/30	686,000	619,981
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B, (ICE LIBOR USD 1 Month + 10.50%), 13.584%, 5/25/28	6,314,342	6,626,302
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B, (ICE LIBOR USD 1 Month + 10.00%), 13.084%, 7/25/28	2,087,003	2,294,839
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B, (ICE LIBOR USD 1 Month + 9.35%), 12.434%, 4/25/28	4,563,752	4,709,222
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B, (ICE LIBOR USD 1 Month + 7.55%), 10.634%, 12/25/27	8,037,733	8,273,718
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class B1, (ICE LIBOR USD 1 Month + 5.15%), 8.234%, 10/25/29	250,000	262,093
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class B1, (ICE LIBOR USD 1 Month + 4.95%), 8.034%, 7/25/29	250,000	260,710
Structured Agency Credit Risk Debt FRN Ser. 14-DN1, Class M3, (ICE LIBOR USD 1 Month + 4.50%), 7.584%, 2/25/24	228,942	229,487
Seasoned Credit Risk Transfer Trust Ser. 19-3, Class M, 4.75%, 10/25/58 W	1,710,000	1,541,974
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class B2, (ICE LIBOR USD 1 Month + 12.25%), 15.334%, 2/25/49	570,000	640,405
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2, (ICE LIBOR USD 1 Month + 11.00%), 14.084%, 10/25/48	2,017,000	2,221,482
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B2, (ICE LIBOR USD 1 Month + 10.75%), 13.834%, 1/25/49	111,000	118,302
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5, Class B2, (US 30 Day Average SOFR + 11.50%), 13.781%, 10/25/50	256,000	309,257
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2, (ICE LIBOR USD 1 Month + 10.50%), 13.584%, 3/25/49	2,996,000	3,143,208
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-HQA1, Class B2, (US 30 Day Average SOFR + 11.00%), 13.281%, 3/25/42	4,969,000	4,534,213
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA4, Class B2, (ICE LIBOR USD 1 Month + 10.00%), 13.084%, 8/25/50	448,000	503,358
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3, Class B2, (ICE LIBOR USD 1 Month + 10.00%), 13.084%, 7/25/50	3,318,000	3,692,380
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA3, Class B2, (ICE LIBOR USD 1 Month + 9.35%), 12.434%, 6/25/50	239,000	262,432

Diversified Income Trust 35

MORTGAGE-BACKED SECURITIES (41.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B2, (ICE LIBOR USD 1 Month + 7.75%), 10.834%, 9/25/48	$408,000	$398,310
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B1, (ICE LIBOR USD 1 Month + 4.25%), 7.334%, 10/25/48	753,000	776,767
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA2, Class M2, (ICE LIBOR USD 1 Month + 3.10%), 6.184%, 3/25/50	469,529	475,864
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M, 4.75%, 8/25/58 W	5,008,000	4,311,047
Seasoned Credit Risk Transfer Trust FRB Ser. 17-2, Class 2, 4.00%, 8/25/56 W	192,773	187,517
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B, (ICE LIBOR USD 1 Month + 12.25%), 15.334%, 9/25/28	14,082,384	15,708,259
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B, (ICE LIBOR USD 1 Month + 11.75%), 14.834%, 10/25/28	7,687,442	8,328,628
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B, (ICE LIBOR USD 1 Month + 11.75%), 14.834%, 8/25/28	5,407,810	5,929,783
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2B, (ICE LIBOR USD 1 Month + 10.75%), 13.834%, 1/25/29	444,247	470,074
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1B, (ICE LIBOR USD 1 Month + 10.25%), 13.334%, 1/25/29	148,355	153,134
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1B, (ICE LIBOR USD 1 Month + 9.25%), 12.334%, 4/25/29	416,400	430,598
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (ICE LIBOR USD 1 Month + 5.70%), 8.784%, 4/25/28	451,286	467,251
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1, (ICE LIBOR USD 1 Month + 5.50%), 8.584%, 9/25/29	395,000	417,881
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2, (ICE LIBOR USD 1 Month + 5.30%), 8.384%, 10/25/28	98,431	101,811
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1, (ICE LIBOR USD 1 Month + 4.85%), 7.934%, 10/25/29	393,000	409,271
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2B1, (ICE LIBOR USD 1 Month + 4.50%), 7.584%, 12/25/30	368,000	378,494
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2B1, (ICE LIBOR USD 1 Month + 4.45%), 7.534%, 5/25/30	28,000	28,706
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2B1, (ICE LIBOR USD 1 Month + 4.45%), 7.534%, 2/25/30	70,000	72,297
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2, (ICE LIBOR USD 1 Month + 4.30%), 7.384%, 2/25/25	40,726	41,485
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1B1, (ICE LIBOR USD 1 Month + 4.25%), 7.334%, 1/25/31	217,000	221,705
Connecticut Avenue Securities FRB Ser. 18-C06, Class 2B1, (ICE LIBOR USD 1 Month + 4.10%), 7.184%, 3/25/31	1,624,000	1,608,194
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (ICE LIBOR USD 1 Month + 4.00%), 7.084%, 5/25/25	161,348	164,140
Connecticut Avenue Securities FRB Ser. 18-C06, Class 1B1, (ICE LIBOR USD 1 Month + 3.75%), 6.834%, 3/25/31	313,000	309,088
Connecticut Avenue Securities FRB Ser. 18-C03, Class 1B1, (ICE LIBOR USD 1 Month + 3.75%), 6.834%, 10/25/30	500,000	506,094
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1, (ICE LIBOR USD 1 Month + 3.60%), 6.684%, 1/25/30	320,000	317,358

36 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (41.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2M2, (ICE LIBOR USD 1 Month + 2.85%), 5.934%, 11/25/29	$201,564	$201,563
Connecticut Avenue Securities FRB Ser. 18-C06, Class 2M2, (ICE LIBOR USD 1 Month + 2.10%), 5.184%, 3/25/31	657,225	645,552
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class B1, (ICE LIBOR USD 1 Month + 9.25%), 12.334%, 11/25/39	4,100,000	4,018,046
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1, Class 1B1, (ICE LIBOR USD 1 Month + 6.75%), 9.834%, 2/25/40	1,645,000	1,534,349
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1B1, (ICE LIBOR USD 1 Month + 5.75%), 8.834%, 7/25/29	3,761,000	4,036,676
Connecticut Avenue Securities Trust FRB Ser. 19-R04, Class 2B1, (ICE LIBOR USD 1 Month + 5.25%), 8.334%, 6/25/39	546,637	559,300
Connecticut Avenue Securities Trust FRB Ser. 21-R01, Class 1B2, (US 30 Day Average SOFR + 6.00%), 8.281%, 10/25/41	185,000	162,242
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1B1, (ICE LIBOR USD 1 Month + 4.10%), 7.184%, 9/25/31	314,000	312,186
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2B1, (US 30 Day Average SOFR + 4.50%), 6.781%, 1/25/42	1,471,000	1,299,077
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1, Class 1M2, (ICE LIBOR USD 1 Month + 3.65%), 6.734%, 2/25/40	239,000	236,720
Connecticut Avenue Securities Trust FRB Ser. 20-R02, Class 2B1, (ICE LIBOR USD 1 Month + 3.00%), 6.084%, 1/25/40	126,000	113,937
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (ICE LIBOR USD 1 Month + 2.45%), 5.534%, 7/25/31	86,389	86,227
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M2, (US 30 Day Average SOFR + 3.00%), 5.281%, 1/25/42	3,600,000	3,286,407
GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, (ICE LIBOR USD 1 Month + 0.36%), 3.444%, 5/25/36	9,191,437	2,529,754
GSR Mortgage Loan Trust FRB Ser. 07-OA1, Class 2A3A, (ICE LIBOR USD 1 Month + 0.31%), 3.394%, 5/25/37	4,185,308	3,086,390
HarborView Mortgage Loan Trust FRB Ser. 05-2, Class 1A, (ICE LIBOR USD 1 Month + 0.52%), 3.513%, 5/19/35	10,691,729	3,783,389
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO, (ICE LIBOR USD 1 Month + 0.20%), 3.484%, 6/25/37	4,022,519	1,751,864
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-R4, Class 4B, (ICE LIBOR USD 1 Month + 0.23%), 2.312%, 2/26/37	139,798	119,655
Oaktown Re III, Ltd. 144A
FRB Ser. 19-1A, Class B1B, (ICE LIBOR USD 1 Month + 4.35%), 7.434%, 7/25/29 (Bermuda)	383,000	380,868
FRB Ser. 19-1A, Class B1A, (ICE LIBOR USD 1 Month + 3.50%), 6.584%, 7/25/29 (Bermuda)	317,000	308,283
Structured Asset Mortgage Investments II Trust FRB Ser. 06-AR7, Class A1A, (ICE LIBOR USD 1 Month + 0.21%), 3.504%, 8/25/36	7,500,702	6,750,554
Towd Point Mortgage Trust 144A
Ser. 19-2, Class A2, 3.75%, 12/25/58 W	256,000	231,461
Ser. 18-5, Class M1, 3.25%, 7/25/58 W	240,000	193,362

Diversified Income Trust 37

MORTGAGE-BACKED SECURITIES (41.4%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR13, Class A1C3, (ICE LIBOR USD 1 Month + 0.98%), 4.064%, 10/25/45	$100,862	$94,380
FRB Ser. 05-AR10, Class 1A3, 3.835%, 9/25/35 W	112,687	101,940
		165,047,883
Total mortgage-backed securities (cost $753,111,119)		$658,988,798

CORPORATE BONDS AND NOTES (15.8%)*		Principal amount	Value
Basic materials (1.4%)
Avient Corp. 144A sr. unsec. unsub. notes 7.125%, 8/1/30		$160,000	$147,669
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26		30,000	27,293
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29		1,200,000	1,104,456
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30		320,000	265,822
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 6.375%, 6/15/32		260,000	230,944
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32		615,000	471,788
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25		1,295,000	1,139,173
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.33%, 7/15/29 (Germany)		745,000	694,358
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)		1,310,000	1,239,790
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43		4,755,000	3,875,325
Commercial Metals Co. sr. unsec. notes 4.375%, 3/15/32		25,000	19,750
Commercial Metals Co. sr. unsec. notes 4.125%, 1/15/30		37,000	30,378
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds 4.625%, 8/1/30 (Indonesia)		825,000	722,888
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes 4.375%, 8/1/28 (Indonesia)		50,000	45,023
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)		2,359,000	1,968,114
Herens Holdco SARL 144A company guaranty sr. notes 4.75%, 5/15/28 (Luxembourg)		372,000	297,600
Kleopatra Holdings 2 SCA company guaranty sr. unsec. notes Ser. REGS, 6.50%, 9/1/26 (Luxembourg)	EUR	1,290,000	797,802
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29		$140,000	109,990
LSF11 A5 HoldCo, LLC 144A sr. unsec. notes 6.625%, 10/15/29		1,300,000	975,000
Mauser Packaging Solutions Holding Co. 144A sr. notes 8.50%, 4/15/24		30,000	28,500
Mauser Packaging Solutions Holding Co. 144A sr. notes 5.50%, 4/15/24		15,000	14,250
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)		100,000	92,269
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)		265,000	211,173
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31		175,000	130,536

38 Diversified Income Trust

CORPORATE BONDS AND NOTES (15.8%)* cont.	Principal amount	Value
Basic materials cont.
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30	$65,000	$53,300
Novelis Corp. 144A company guaranty sr. unsec. notes 3.25%, 11/15/26	434,000	362,273
Olympus Water US Holding Corp. 144A sr. unsec. notes 6.25%, 10/1/29	2,035,000	1,393,975
Sylvamo Corp. 144A company guaranty sr. unsec. notes 7.00%, 9/1/29	2,064,000	1,775,040
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)	1,420,000	837,800
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29	80,000	59,200
WR Grace Holdings, LLC 144A company guaranty sr. notes 5.625%, 10/1/24	3,578,000	3,479,606
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27	443,000	380,816
		22,981,901
Capital goods (0.8%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 1/30/31	50,000	38,330
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes 4.75%, 10/1/27	332,000	292,383
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 7/1/27	65,000	59,800
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	90,000	74,493
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	59,000	57,775
Covanta Holding Corp. 144A company guaranty sr. unsec. notes 4.875%, 12/1/29	805,000	650,649
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds 7.375%, 12/15/26	138,000	138,000
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 (Canada)	230,000	193,200
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)	284,000	236,709
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	90,000	83,812
Granite US Holdings Corp. 144A company guaranty sr. unsec. notes 11.00%, 10/1/27	1,000,000	942,708
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	454,000	370,900
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	465,000	373,485
MajorDrive Holdings IV, LLC 144A sr. unsec. notes 6.375%, 6/1/29	1,000,000	689,450
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29	285,000	240,394
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29	110,000	91,025
Sensata Technologies BV 144A company guaranty sr. unsec. unsub. notes 5.875%, 9/1/30	185,000	173,098
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	2,275,000	1,910,113
Stevens Holding Co., Inc. 144A company guaranty sr. unsec. notes 6.125%, 10/1/26	1,259,000	1,230,421
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6.375%, 6/15/26	68,000	64,244

Diversified Income Trust 39

CORPORATE BONDS AND NOTES (15.8%)* cont.	Principal amount	Value
Capital goods cont.
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5.50%, 11/15/27	$692,000	$601,832
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29	1,405,000	1,135,669
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.625%, 1/15/29	940,000	756,728
Vertiv Group Corp. 144A company guaranty sr. notes 4.125%, 11/15/28	982,000	790,510
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	142,000	124,751
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28	100,000	97,945
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.125%, 6/15/25	1,121,000	1,121,616
		12,540,040
Communication services (1.4%)
Altice France SA 144A company guaranty sr. notes 5.50%, 10/15/29 (France)	500,000	376,192
Altice France SA 144A company guaranty sr. notes 5.50%, 1/15/28 (France)	820,000	647,800
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. unsec. bonds 4.50%, 5/1/32	1,420,000	1,082,992
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company guaranty sr. unsec. bonds 5.50%, 5/1/26	113,000	107,068
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29	1,614,000	1,412,766
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30	680,000	551,650
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.50%, 8/15/30	45,000	35,588
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 5.00%, 2/1/28	157,000	135,375
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. notes 4.25%, 2/1/31	363,000	278,436
Charter Communications Operating, LLC/Charter Communications Operating Capital sr. bonds 3.70%, 4/1/51	700,000	424,235
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	280,000	259,000
CSC Holdings, LLC 144A company guaranty sr. unsec. notes 5.375%, 2/1/28	2,315,000	2,019,838
CSC Holdings, LLC 144A sr. unsec. bonds 5.75%, 1/15/30	858,000	609,836
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	1,711,000	1,475,070
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.875%, 11/15/24	1,245,000	1,111,163
DISH DBS Corp. 144A company guaranty sr. notes 5.75%, 12/1/28	276,000	208,585
DISH DBS Corp. 144A company guaranty sr. notes 5.25%, 12/1/26	345,000	282,641
Embarq Corp. sr. unsec. unsub. bonds 7.995%, 6/1/36	2,510,000	1,255,000
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	945,000	846,937
Frontier Communications Corp. 144A notes 6.75%, 5/1/29	1,000,000	825,000
IHS Holding, Ltd. company guaranty sr. unsec. notes Ser. REGS, 6.25%, 11/29/28 (Nigeria)	5,290,000	4,060,075

40 Diversified Income Trust

CORPORATE BONDS AND NOTES (15.8%)* cont.		Principal amount	Value
Communication services cont.
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.625%, 9/15/27		$66,000	$54,620
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28		802,000	824,055
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26		600,000	620,599
Sprint Corp. company guaranty sr. unsec. sub. notes 7.875%, 9/15/23		347,000	350,545
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30		45,000	39,916
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27		105,000	96,898
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31		940,000	757,490
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27		22,000	21,618
T-Mobile USA, Inc. company guaranty sr. unsec. notes 2.625%, 2/15/29		675,000	557,307
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds 4.75%, 2/1/28		448,000	422,916
Virgin Media Secured Finance PLC 144A company guaranty sr. bonds 5.00%, 4/15/27 (United Kingdom)	GBP	100,000	96,530
			21,847,741
Conglomerates (0.1%)
General Electric Co. jr. unsec. sub. FRN (ICE LIBOR USD 3 Month + 3.33%), 6.623%, perpetual maturity		$1,000,000	935,183
			935,183
Consumer cyclicals (2.7%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29		775,000	643,250
AMC Entertainment Holdings, Inc. 144A company guaranty notes 10.00% (12.00%), 6/15/26 ‡‡		1,250,000	853,125
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28		45,000	39,365
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29		655,000	512,538
Bath & Body Works, Inc. company guaranty sr. unsec. bonds 6.75%, perpetual maturity		49,000	40,376
Bath & Body Works, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity		1,225,000	1,120,875
Bath & Body Works, Inc. 144A company guaranty sr. unsec. notes 9.375%, 7/1/25		12,000	12,420
Bath & Body Works, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30		695,000	604,650
Beasley Mezzanine Holdings, LLC 144A company guaranty sr. notes 8.625%, 2/1/26		1,500,000	1,155,000
Block, Inc. sr. unsec. notes 3.50%, 6/1/31		870,000	674,524
Boyd Gaming Corp. company guaranty sr. unsec. notes 4.75%, 12/1/27		45,000	39,825
Caesars Resort Collection, LLC/CRC Finco, Inc. 144A company guaranty sr. notes 5.75%, 7/1/25		2,495,000	2,407,426
Camelot Return Merger Sub, Inc. 144A sr. notes 8.75%, 8/1/28		140,000	115,388
Carnival Corp. 144A notes 10.50%, 2/1/26		379,000	374,987
Carnival Corp. 144A sr. unsec. notes 5.75%, 3/1/27		2,095,000	1,467,653
CDI Escrow Issuer, Inc. 144A sr. unsec. notes 5.75%, 4/1/30		416,000	362,961

Diversified Income Trust 41

CORPORATE BONDS AND NOTES (15.8%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Cengage Learning, Inc. 144A sr. unsec. unsub. notes 9.50%, 6/15/24		$1,000,000	$937,500
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25		355,000	358,888
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A company guaranty notes 5.375%, 8/15/26		115,000	22,891
Entercom Media Corp. 144A company guaranty notes 6.75%, 3/31/29		1,390,000	334,847
Entercom Media Corp. 144A company guaranty notes 6.50%, 5/1/27		1,499,000	367,255
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.271%, 1/9/27		1,034,000	904,750
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.00%, 11/13/30		2,260,000	1,762,800
Full House Resorts, Inc. 144A company guaranty sr. notes 8.25%, 2/15/28		1,295,000	1,165,668
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30		1,165,000	952,388
Gartner, Inc. 144A company guaranty sr. unsec. notes 3.625%, 6/15/29		235,000	195,638
General Motors Co. sr. unsec. bonds 5.20%, 4/1/45		1,000,000	761,421
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 5/15/24		70,000	66,745
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27		1,500,000	1,260,000
JELD-WEN, Inc. 144A company guaranty sr. sub. notes 6.25%, 5/15/25		26,000	24,473
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27		47,000	33,605
La Financiere Atalian SASU company guaranty sr. unsec. notes Ser. REGS, 4.00%, 5/15/24 (France)	EUR	1,400,000	1,300,092
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31		$675,000	526,500
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28		35,000	30,959
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30		880,000	672,766
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29		1,045,000	878,631
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.375%, 4/1/26		20,000	17,849
McGraw-Hill Education, Inc. 144A sr. notes 5.75%, 8/1/28		995,000	830,841
McGraw-Hill Education, Inc. 144A sr. unsec. notes 8.00%, 8/1/29		1,000,000	820,975
Moody’s Corp. sr. unsec. bonds 3.10%, 11/29/61		500,000	304,658
NESCO Holdings II, Inc. 144A company guaranty notes 5.50%, 4/15/29		1,035,000	862,662
News Corp. 144A company guaranty sr. unsec. unsub. bonds 5.125%, 2/15/32		77,000	67,568
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29		1,050,000	891,303
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 4.50%, 7/15/29		495,000	492,810
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty sr. notes 3.375%, 8/31/27		790,000	663,735
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7.875%, 6/15/32		94,000	97,760
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. unsub. notes 9.25%, 1/15/29		140,000	137,950

42 Diversified Income Trust

CORPORATE BONDS AND NOTES (15.8%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	$2,362,000	$2,261,403
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. notes 4.50%, 10/15/29	2,148,000	1,557,295
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26	87,000	79,333
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	2,485,000	1,926,969
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28	115,000	97,817
Spanish Broadcasting System, Inc. 144A sr. notes 9.75%, 3/1/26	1,500,000	945,000
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29	45,000	35,797
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	590,000	414,948
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	495,000	438,030
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	145,000	122,507
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	1,530,000	1,255,773
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25	1,340,000	1,239,543
Univision Communications, Inc. 144A company guaranty sr. notes 4.50%, 5/1/29	172,000	140,261
Univision Communications, Inc. 144A sr. notes 7.375%, 6/30/30	167,000	158,650
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29	600,000	450,000
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28	1,000,000	815,960
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27	853,000	750,810
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29	2,019,000	1,631,756
		42,492,143
Consumer staples (0.8%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 3.875%, 1/15/28 (Canada)	230,000	198,950
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	580,000	490,686
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 3.50%, 3/15/29	3,715,000	2,994,290
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes 8.50%, 7/15/25	750,000	541,875
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29	16,000	12,993
Herc Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 7/15/27	1,975,000	1,777,500
Hertz Corp. (The) 144A company guaranty sr. unsec. notes 4.625%, 12/1/26	1,245,000	1,011,390
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC 144A company guaranty sr. unsec. notes 4.75%, 6/1/27	54,000	50,164
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.875%, 5/15/28	695,000	630,455
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.125%, 1/31/30	505,000	427,356

Diversified Income Trust 43

CORPORATE BONDS AND NOTES (15.8%)* cont.		Principal amount	Value
Consumer staples cont.
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27		$151,000	$134,768
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31		345,000	260,475
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30		22,000	18,068
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28		840,000	733,951
Netflix, Inc. sr. unsec. bonds Ser. REGS, 3.875%, 11/15/29	EUR	110,000	95,080
Netflix, Inc. sr. unsec. notes 5.875%, 2/15/25		$15,000	14,988
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28		80,000	74,873
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28		2,159,000	2,106,709
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29		50,000	47,000
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25		55,000	53,169
Newell Brands, Inc. sr. unsec. unsub. notes 4.45%, 4/1/26		730,000	671,600
Yum! Brands, Inc. sr. unsec. bonds 5.375%, 4/1/32		190,000	168,461
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31		50,000	39,960
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30		955,000	834,584
			13,389,345
Energy (4.3%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26		780,000	783,900
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40		3,946,000	3,185,468
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28		32,000	27,910
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 7.50%, 6/15/30		2,815,000	2,464,547
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)		32,000	31,802
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27		1,590,000	1,538,254
Cheniere Energy Partners LP company guaranty sr. unsec. notes 4.50%, 10/1/29		5,275,000	4,644,057
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 4.00%, 3/1/31		1,075,000	901,366
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 3.25%, 1/31/32		10,000	7,679
Chord Energy Corp. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26		865,000	821,750
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30		75,000	65,322
Continental Resources, Inc. company guaranty sr. unsec. notes 4.375%, 1/15/28		1,476,000	1,324,674
Continental Resources, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 4/15/23		89,000	88,554
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31		654,000	591,124
DCP Midstream Operating LP company guaranty sr. unsec. notes 5.625%, 7/15/27		50,000	48,125
DCP Midstream Operating LP 144A company guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37		41,000	39,719
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28		3,181,000	2,934,569

44 Diversified Income Trust

CORPORATE BONDS AND NOTES (15.8%)* cont.	Principal amount	Value
Energy cont.
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	$1,569,000	$1,492,307
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	1,818,000	1,699,830
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	145,000	135,290
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	86,000	75,305
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	345,000	278,588
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	392,000	372,108
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	171,000	150,649
Kinetik Holdings LP 144A company guaranty sr. unsec. notes 5.875%, 6/15/30	1,795,000	1,643,608
Nabors Industries, Inc. company guaranty sr. unsec. notes 5.75%, 2/1/25	1,500,000	1,357,952
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 9.00%, 2/1/25	922,000	917,489
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 7.375%, 5/15/27	325,000	299,959
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	2,191,000	2,119,793
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	8,248,000	8,248,000
Occidental Petroleum Corp. sr. unsec. sub. notes 5.875%, 9/1/25	197,000	197,596
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 7.375%, 11/1/31	1,510,000	1,573,016
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 6.625%, 8/15/37	830,000	812,324
Pertamina Persero PT sr. unsec. unsub. bonds Ser. REGS, 6.00%, 5/3/42 (Indonesia)	2,580,000	2,263,139
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	208,000	209,040
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	2,024,000	1,839,816
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.299%, 1/27/25 (Brazil)	138,000	136,965
Petroleos del Peru SA sr. unsec. unsub. bonds Ser. REGS, 4.75%, 6/19/32 (Peru)	3,170,000	2,239,601
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 5.95%, 1/28/31 (Mexico)	2,023,000	1,366,334
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.84%, 1/23/30 (Mexico)	2,870,000	2,139,155
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.70%, 2/16/32 (Mexico)	7,306,000	5,126,073
Petronas Capital, Ltd. company guaranty sr. unsec. bonds Ser. REGS, 4.55%, 4/21/50 (Malaysia)	876,000	772,598
Petronas Capital, Ltd. company guaranty sr. unsec. unsub. bonds Ser. REGS, 2.48%, 1/28/32 (Malaysia)	1,980,000	1,623,594
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	583,000	558,223
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	1,540,000	1,348,387

Diversified Income Trust 45

CORPORATE BONDS AND NOTES (15.8%)* cont.		Principal amount	Value
Energy cont.
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27		$88,000	$84,469
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26		390,000	375,375
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28		20,000	19,006
SM Energy Co. sr. unsec. unsub. notes 5.625%, 6/1/25		1,809,000	1,736,640
Southwestern Energy Co. company guaranty sr. unsec. bonds 4.75%, 2/1/32		179,000	150,020
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30		2,780,000	2,504,919
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 2/1/29		2,680,000	2,430,224
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%, 8/1/25 (Cayman Islands)		386,400	360,318
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27		59,500	54,443
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27		30,000	27,616
			68,238,589
Financials (1.9%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28		85,000	73,534
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. notes 4.25%, 10/15/27		25,000	21,354
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31		375,000	393,134
Banca Monte dei Paschi di Siena SpA sr. unsec. unsub. notes Ser. EMTN, 2.625%, 4/28/25 (Italy)	EUR	1,350,000	1,129,675
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29		$80,000	74,498
Cobra AcquisitionCo, LLC 144A company guaranty sr. unsec. notes 6.375%, 11/1/29		2,142,000	1,494,045
Credit Suisse Group AG 144A jr. unsec. sub. FRN 7.50%, perpetual maturity (Switzerland)		1,245,000	1,143,844
Deutsche Bank AG jr. unsec. sub. FRN 6.00%, perpetual maturity (Germany)		3,000,000	2,250,000
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31		100,000	107,000
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25		1,245,000	1,028,665
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24		886,000	775,250
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%, 12/1/24 (Canada)		400,000	375,000
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)		790,000	701,125
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26		480,000	448,579
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5.25%, 5/15/27		1,450,000	1,269,490
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29		980,000	788,783
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R		1,230,000	1,237,762
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R		670,000	660,754
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R		97,000	94,095
Itau Unibanco Holding SA/Cayman Islands 144A unsec. sub. FRB 3.875%, 4/15/31 (Brazil)		7,050,000	6,026,693

46 Diversified Income Trust

CORPORATE BONDS AND NOTES (15.8%)* cont.		Principal amount	Value
Financials cont.
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R		$1,564,000	$1,170,889
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R		20,000	18,400
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R		950,000	769,500
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.75%, 11/15/31		2,020,000	1,481,417
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28		788,000	618,773
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26		1,045,000	941,965
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29		993,000	769,575
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25		1,430,000	1,222,593
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26		1,350,000	1,169,826
Service Properties Trust company guaranty sr. unsec. unsub. notes 7.50%, 9/15/25 R		35,000	32,725
Societe Generale SA 144A jr. unsec. sub. FRN 4.75%, perpetual maturity (France)		625,000	465,625
Stichting AK Rabobank Certificaten jr. unsec. sub. FRN 6.50%, perpetual maturity (Netherlands)	EUR	1,517,950	1,361,216
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%, 10/17/22 (Russia) (In default) † F		$200,000	—
			30,115,784
Health care (1.3%)
1375209 BC, Ltd. 144A sr. notes 9.00%, 1/30/28 (Canada)		181,533	180,172
180 Medical, Inc. 144A company guaranty sr. unsec. notes 3.875%, 10/15/29		300,000	253,050
Bausch Health Cos, Inc. 144A company guaranty sr. sub. notes 11.00%, 9/30/28		322,722	259,791
Bausch Health Cos, Inc. 144A company guaranty sub. notes 14.00%, 10/15/30		64,545	35,177
Bausch Health Cos., Inc. 144A company guaranty sr. notes 6.125%, 2/1/27		423,000	291,870
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30		2,410,000	1,908,575
Centene Corp. sr. unsec. notes 4.625%, 12/15/29		200,000	179,000
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31		675,000	543,375
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29		625,000	512,500
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 8.00%, 3/15/26		1,285,000	1,112,536
CHS/Community Health Systems, Inc. 144A jr. notes 6.875%, 4/15/29		1,250,000	603,797
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 6.40%, 8/28/28		1,960,000	1,730,268
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26		90,000	87,192
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30		45,000	37,157

Diversified Income Trust 47

CORPORATE BONDS AND NOTES (15.8%)* cont.		Principal amount	Value
Health care cont.
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)		$1,978,000	$1,708,498
Laboratoire Eimer Selarl company guaranty sr. unsec. notes Ser. REGS, 5.00%, 2/1/29 (France)	EUR	1,405,000	982,769
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty unsub. notes 10.00%, 4/15/25 (Luxembourg)		$2,500,000	1,500,000
Option Care Health, Inc. 144A company guaranty sr. unsec. notes 4.375%, 10/31/29		225,000	190,125
Organon Finance 1, LLC 144A sr. notes 4.125%, 4/30/28		1,315,000	1,124,325
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29		695,000	545,662
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29		120,000	109,054
Service Corp. International sr. unsec. notes 3.375%, 8/15/30		585,000	457,523
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31		465,000	373,949
Tenet Healthcare Corp. company guaranty sr. notes 4.625%, 7/15/24		23,000	22,241
Tenet Healthcare Corp. 144A company guaranty sr. notes 5.125%, 11/1/27		1,125,000	1,009,449
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.875%, 1/1/26		840,000	780,587
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.25%, 6/1/29		435,000	360,289
Tenet Healthcare Corp. 144A company guaranty sr. unsub. notes 6.125%, 6/15/30		700,000	641,200
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 7.125%, 1/31/25 (Israel)		795,000	773,857
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)		970,000	890,174
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)		650,000	630,851
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 5.125%, 5/9/29 (Israel)		1,115,000	919,830
			20,754,843
Technology (0.7%)
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28		400,000	312,000
Central Parent, Inc./CDK Global, Inc. 144A company guaranty sr. notes 7.25%, 6/15/29		390,000	370,771
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29		2,253,000	1,892,520
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29		1,037,000	874,865
Oracle Corp. sr. unsec. bonds 3.60%, 4/1/50		700,000	437,992
Picard Midco, Inc. 144A sr. notes. 6.50%, 3/31/29		847,000	715,461
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29		2,490,000	1,842,600
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29		1,060,000	844,025
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31		740,000	580,879
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29		945,000	763,088
ZoomInfo Technologies, LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29		3,008,000	2,454,347
			11,088,548

48 Diversified Income Trust

CORPORATE BONDS AND NOTES (15.8%)* cont.	Principal amount	Value
Transportation (0.1%)
Delta Air Lines, Inc./SkyMiles IP, Ltd. 144A company guaranty sr. notes 4.75%, 10/20/28	$150,000	$139,703
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	535,000	442,681
United Airlines, Inc. 144A company guaranty sr. notes 4.375%, 4/15/26	535,000	477,488
		1,059,872
Utilities and power (0.3%)
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	924,000	684,452
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	23,000	20,060
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	35,000	29,750
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	19,000	17,910
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	1,135,000	999,924
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	20,000	15,891
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	244,000	178,120
NRG Energy, Inc. company guaranty sr. unsec. notes 6.625%, 1/15/27	6,000	5,876
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	135,000	129,963
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	1,770,000	1,380,680
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	1,046,000	915,250
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	787,000	694,294
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	40,000	34,084
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.50%, 9/1/26	145,000	134,488
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	60,000	54,195
		5,294,937
Total corporate bonds and notes (cost $303,709,700)		$250,738,926

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (8.9%)*	Principal amount	Value
Bahrain (Kingdom of) sr. unsec. notes Ser. REGS, 7.375%, 5/14/30 (Bahrain)	$1,462,000	$1,388,900
Brazil (Federal Republic of) sr. unsec. unsub. bonds 8.25%, 1/20/34 (Brazil)	2,280,000	2,453,517
Colombia (Republic of) sr. unsec. unsub. bonds 7.375%, 9/18/37 (Colombia)	990,000	856,195
Colombia (Republic of) sr. unsec. unsub. bonds 6.125%, 1/18/41 (Colombia)	1,400,000	1,019,591
Cordoba (Province of) sr. unsec. unsub. notes Ser. REGS, 6.99%, 6/1/27 (Argentina)	2,193,000	1,383,064
Costa Rica (Government of) sr. unsec. unsub. notes Ser. REGS, 6.125%, 2/19/31 (Costa Rica)	3,145,000	2,876,564
Cote d’lvoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Cote d’lvoire)	12,715,000	9,663,400
Cote d’lvoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.75%, 12/31/32 (Cote d’lvoire)	7,184,790	6,142,995

Diversified Income Trust 49

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (8.9%)* cont.		Principal amount	Value
Cote d’lvoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.25%, 3/22/30 (Cote d’lvoire)	EUR	280,000	$200,728
Cote d’lvoire (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%, 7/23/24 (Cote d’lvoire)		$4,251,000	3,831,214
Cote d’lvoire (Republic of) 144A sr. unsec. unsub. bonds 5.25%, 3/22/30 (Cote d’lvoire)	EUR	250,000	178,729
Development Bank of Mongolia, LLC unsec. notes Ser. REGS, 7.25%, 10/23/23 (Mongolia)		$4,010,000	3,834,563
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)		4,929,000	3,709,073
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.00%, 2/22/33 (Dominican Republic)		1,830,000	1,487,162
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.625%, 4/20/27 (Dominican Republic)		964,000	979,665
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 1/29/26 (Dominican Republic)		8,703,000	8,507,183
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.50%, 1/27/25 (Dominican Republic)		300,000	291,375
Dominican (Republic of) 144A sr. unsec. notes 4.50%, 1/30/30 (Dominican Republic)		230,000	180,749
Egypt (Arab Republic of) sr. unsec. bonds Ser. REGS, 8.50%, 1/31/47 (Egypt)		1,152,000	639,372
Egypt (Arab Republic of) sr. unsec. bonds Ser. REGS, 7.30%, 9/30/33 (Egypt)		2,240,000	1,288,033
Egypt (Arab Republic of) sr. unsec. bonds Ser. REGS, 7.053%, 1/15/32 (Egypt)		2,448,000	1,471,836
Egypt (Arab Republic of) sr. unsec. notes Ser. REGS, 7.60%, 3/1/29 (Egypt)		6,250,000	4,351,475
Ghana (Republic of) sr. unsec. bonds Ser. REGS, 8.125%, 3/26/32 (Ghana)		1,820,000	675,675
Ghana (Republic of) sr. unsec. notes Ser. REGS, 7.625%, 5/16/29 (Ghana)		5,190,000	1,978,688
Ghana (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.125%, 1/18/26 (Ghana)		9,230,000	4,811,139
Ghana (Republic of) sr. unsec. unsub. notes Ser. REGS, 7.75%, 4/7/29 (Ghana)		1,500,000	570,000
Ghana (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%, 2/11/27 (Ghana)		2,440,000	969,900
Guatemala (Republic of) sr. unsec. bonds Ser. REGS, 6.125%, 6/1/50 (Guatemala)		706,000	575,390
Indonesia (Republic of) sr. unsec. unsub. bonds 2.85%, 2/14/30 (Indonesia)		337,000	286,868
Indonesia (Republic of) sr. unsec. unsub. notes 4.65%, 9/20/32 (Indonesia)		7,335,000	6,879,725
Indonesia (Republic of) sr. unsec. unsub. notes 3.85%, 10/15/30 (Indonesia)		550,000	492,939
Indonesia (Republic of) sr. unsec. unsub. notes 3.55%, 3/31/32 (Indonesia)		1,745,000	1,512,998
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.125%, 1/15/25 (Indonesia)		4,400,000	4,311,965
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)		9,320,000	8,912,297

50 Diversified Income Trust

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (8.9%)* cont.	Principal amount	Value
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%, 4/15/23 (Indonesia)	$200,000	$198,000
Jamaica (Government of) sr. unsec. unsub. bonds 8.00%, 3/15/39 (Jamaica)	730,000	798,213
Jordan (Kingdom of) sr. unsec. notes Ser. REGS, 5.85%, 7/7/30 (Jordan)	3,276,000	2,661,750
Mongolia (Government of) sr. unsec. notes Ser. REGS, 5.125%, 4/7/26 (Mongolia)	3,120,000	2,433,572
Mongolia (Government of) sr. unsec. notes Ser. REGS, 4.45%, 7/7/31 (Mongolia)	2,097,000	1,452,385
Mongolia (Government of) sr. unsec. unsub. notes Ser. REGS, 8.75%, 3/9/24 (Mongolia)	1,767,000	1,674,193
Morocco (Kingdom of) sr. unsec. bonds Ser. REGS, 3.00%, 12/15/32 (Morocco)	5,334,000	3,727,052
Morocco (Kingdom of) sr. unsec. unsub. bonds Ser. REGS, 5.50%, 12/11/42 (Morocco)	1,479,000	1,088,909
Oman (Sultanate of) sr. unsec. notes Ser. REGS, 6.00%, 8/1/29 (Oman)	2,447,000	2,281,779
Panama (Republic of) sr. unsec. unsub. bonds 3.87%, 7/23/60 (Panama)	1,400,000	831,250
Panama (Republic of) sr. unsec. unsub. notes 4.00%, 9/22/24 (Panama)	1,431,000	1,396,162
Paraguay (Republic of) 144A sr. unsec. bonds 3.849%, 6/28/33 (Paraguay)	800,000	627,000
Philippines (Republic of) sr. unsec. unsub. bonds 4.20%, 3/29/47 (Philippines)	924,000	715,294
Philippines (Republic of) sr. unsec. unsub. notes 3.75%, 1/14/29 (Philippines)	2,790,000	2,577,712
Philippines (Republic of) sr. unsec. unsub. notes 3.229%, 3/29/27 (Philippines)	830,000	773,391
Romania (Government of) sr. unsec. notes Ser. REGS, 3.00%, 2/14/31 (Romania)	1,550,000	1,094,083
Romania (Government of) unsec. bonds Ser. REGS, 6.00%, 5/25/34 (Romania)	860,000	723,153
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%, 5/23/33 (Senegal)	4,738,000	3,547,578
Serbia (Republic of) sr. unsec. unsub. notes Ser. REGS, 2.125%, 12/1/30 (Serbia)	570,000	371,929
South Africa (Republic of) sr. unsec. unsub. bonds 7.30%, 4/20/52 (South Africa)	457,000	345,051
South Africa (Republic of) sr. unsec. unsub. notes 5.875%, 6/22/30 (South Africa)	2,420,000	2,081,169
Tunisia (Central Bank of) sr. unsec. unsub. notes Ser. REGS, 5.75%, 1/30/25 (Tunisia)	10,060,000	6,039,540
Ukraine (Government of) sr. unsec. notes Ser. REGS, 6.876%, 5/21/31 (Ukraine) (In default) †	2,350,000	432,204
United Mexican States sr. unsec. bonds 2.659%, 5/24/31 (Mexico)	9,732,000	7,461,369
United Mexican States sr. unsec. unsub. bonds 3.25%, 4/16/30 (Mexico)	708,000	590,301
United Mexican States sr. unsec. unsub. notes 4.15%, 3/28/27 (Mexico)	3,680,000	3,516,972

Diversified Income Trust 51

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (8.9%)* cont.	Principal amount	Value
Uruguay (Oriental Republic of) sr. unsec. bonds 5.10%, 6/18/50 (Uruguay)	$1,200,000	$1,096,784
Uruguay (Oriental Republic of) sr. unsec. notes 4.50%, 8/14/24 (Uruguay)	560,000	558,435
Vietnam (Socialist Republic of) sr. unsec. notes Ser. REGS, 4.80%, 11/19/24 (Vietnam)	2,350,000	2,321,517
Total foreign government and agency bonds and notes (cost $176,949,701)		$142,129,714

CONVERTIBLE BONDS AND NOTES (4.0%)*		Principal amount	Value
Basic materials (0.1%)
Sika AG cv. sr. unsec. notes Ser. REGS, 0.15%, 6/5/25 (Switzerland)	CHF	640,000	$768,001
			768,001
Capital goods (—%)
John Bean Technologies Corp. cv. sr. unsec. notes 0.25%, 5/15/26		$193,000	159,611
Middleby Corp. (The) cv. sr. unsec. notes 1.00%, 9/1/25		298,000	339,870
			499,481
Communication services (0.4%)
Cable One, Inc. company guaranty cv. sr. unsec. notes 1.125%, 3/15/28		568,000	408,960
Cellnex Telecom SA cv. sr. unsec. unsub. notes 0.50%, 7/5/28 (Spain)	EUR	600,000	547,280
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26		$1,439,000	990,032
DISH Network Corp. cv. sr. unsec. notes zero %, 12/15/25		379,000	248,624
Liberty Broadband Corp. 144A cv. sr. unsec. bonds 1.25%, 9/30/50		692,000	653,940
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23		380,000	455,050
Liberty Media Corp. cv. sr. unsec. unsub. bonds 0.50%, 12/1/50		845,000	874,575
Liberty Media Corp. 144A cv. sr. unsec. unsub. bonds 2.75%, 12/1/49		1,942,000	1,750,714
			5,929,175
Consumer cyclicals (0.6%)
adidas AG 144A cv. sr. unsec. notes 0.05%, 9/12/23 (Germany)	EUR	600,000	572,477
Alarm.com Holdings, Inc. cv. sr. unsec. notes zero %, 1/15/26		$134,000	109,546
Block, Inc. cv. sr. unsec. notes 0.125%, 3/1/25		227,000	205,719
Block, Inc. cv. sr. unsec. sub. notes 0.25%, 11/1/27		568,000	406,120
Block, Inc. cv. sr. unsec. sub. notes zero %, 5/1/26		495,000	386,349
Booking Holdings, Inc. cv. sr. unsec. notes 0.75%, 5/1/25		784,000	941,820
Burlington Stores, Inc. cv. sr. unsec. notes 2.25%, 4/15/25		386,000	366,700
DraftKings, Inc. cv. sr. unsec. unsub. notes zero %, 3/15/28		596,000	384,681
Expedia Group, Inc. company guaranty cv. sr. unsec. unsub. notes zero %, 2/15/26		651,000	563,071
Ford Motor Co. cv. sr. unsec. notes zero %, 3/15/26		1,257,000	1,149,527
Liberty Media Corp. 144A cv. sr. unsec. notes 2.25%, 8/15/27		240,000	222,120
Liberty TripAdvisor Holdings, Inc. 144A cv. sr. unsec. bonds 0.50%, 6/30/51		951,000	676,637
National Vision Holdings, Inc. cv. sr. unsec. sub. notes 2.50%, 5/15/25		36,000	44,507
NCL Corp., Ltd. company guaranty cv. sr. unsec. notes 5.375%, 8/1/25		213,000	209,061
NCL Corp., Ltd. 144A company guaranty cv. sr. unsec. notes 2.50%, 2/15/27		1,008,000	660,240

52 Diversified Income Trust

CONVERTIBLE BONDS AND NOTES (4.0%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Nexi SpA cv. sr. unsec. notes Ser. REGS, zero %, 2/24/28 (Italy)	EUR	600,000	$409,563
Nexity SA cv. sr. unsec. notes 0.25%, 3/2/25 (Units) (France)	EUR	2,850	158,287
Royal Caribbean Cruises, Ltd. 144A cv. sr. unsec. unsub. notes 6.00%, 8/15/25		$926,000	975,542
Shift4 Payments, Inc. cv. sr. unsec. sub. notes zero %, 12/15/25		785,000	692,763
Vail Resorts, Inc. cv. sr. unsec. sub. notes zero %, 1/1/26		849,000	739,160
Winnebago Industries, Inc. cv. sr. unsec. notes 1.50%, 4/1/25		97,000	101,426
			9,975,316
Consumer staples (0.5%)
Airbnb, Inc. cv. sr. unsec. sub. notes zero %, 3/15/26		1,658,000	1,372,824
Beauty Health Co. (The) 144A cv. sr. unsec. sub. notes 1.25%, 10/1/26		571,000	459,655
Cheesecake Factory, Inc. (The) cv. sr. unsec. sub. notes 0.375%, 6/15/26		179,000	138,390
Chegg, Inc. cv. sr. unsec. notes zero %, 9/1/26		808,000	609,219
Delivery Hero AG cv. sr. unsec. notes 1.50%, 1/15/28 (Germany)	EUR	800,000	498,127
Etsy, Inc. cv. sr. unsec. notes 0.25%, 6/15/28		$1,133,000	873,543
Fiverr International, Ltd. cv. sr. unsec. notes zero %, 11/1/25 (Israel)		224,000	173,891
IAC Financeco 2, Inc. 144A company guaranty cv. sr. unsec. notes 0.875%, 6/15/26		474,000	419,016
Lyft, Inc. cv. sr. unsec. notes 1.50%, 5/15/25		421,000	358,903
Sea, Ltd. cv. sr. unsec. unsub. notes 0.25%, 9/15/26 (Singapore)		485,000	335,863
Shake Shack, Inc. cv. sr. unsec. notes zero %, 3/1/28		523,000	346,815
Uber Technologies, Inc. cv. sr. unsec. notes zero %, 12/15/25		696,000	577,616
Upwork, Inc. cv. sr. unsec. notes 0.25%, 8/15/26		679,000	496,553
Wayfair, Inc. cv. sr. unsec. notes 0.625%, 10/1/25		834,000	558,782
Zalando SE cv. sr. unsec. notes 0.05%, 8/6/25 (Germany)	EUR	500,000	389,656
Zillow Group, Inc. cv. sr. unsec. notes 2.75%, 5/15/25		$223,000	202,707
			7,811,560
Energy (0.3%)
BP Capital Markets PLC company guaranty cv. sr. unsec. unsub. notes 1.00%, 4/28/23 (United Kingdom)	GBP	300,000	346,732
Enphase Energy, Inc. cv. sr. unsec. sub. notes zero %, 3/1/28		$662,000	785,794
Pioneer Natural Resources Co. cv. sr. unsec. notes 0.25%, 5/15/25		518,000	1,121,988
SolarEdge Technologies, Inc. cv. sr. unsec. notes zero %, 9/15/25 (Israel)		396,000	431,046
TOTAL SA cv. sr. unsec. unsub. notes 0.50%, 12/2/22 (France)		800,000	795,384
Transocean, Inc. company guaranty cv. sr. unsec. sub. notes 0.50%, 1/30/23		1,277,000	1,214,746
			4,695,690
Financials (0.1%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. notes 4.75%, 3/15/23 R		156,000	153,860
SoFi Technologies, Inc. 144A cv. sr. unsec. notes zero %, 10/15/26		997,304	677,644
			831,504
Health care (0.6%)
Alnylam Pharmaceuticals, Inc. 144A cv. sr. unsec. unsub. notes 1.00%, 9/15/27		291,000	282,561
Ascendis Pharma A/S 144A cv. sr. unsec. notes 2.25%, 4/1/28 (Denmark)		209,000	192,302

Diversified Income Trust 53

CONVERTIBLE BONDS AND NOTES (4.0%)* cont.	Principal amount	Value
Health care cont.
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes 1.25%, 5/15/27	$966,000	$959,334
CONMED Corp. 144A cv. sr. unsec. notes 2.25%, 6/15/27	467,000	401,620
DexCom, Inc. cv. sr. unsec. unsub. notes 0.25%, 11/15/25	940,000	865,975
Envista Holdings Corp. cv. sr. unsec. notes 2.375%, 6/1/25	150,000	246,525
Exact Sciences Corp. cv. sr. unsec. sub. notes 0.375%, 3/1/28	1,500,000	948,751
Guardant Health, Inc. cv. sr. unsec. sub. notes zero %, 11/15/27	556,000	404,607
Halozyme Therapeutics, Inc. cv. sr. unsec. notes 0.25%, 3/1/27	1,475,000	1,248,220
Halozyme Therapeutics, Inc. 144A cv. sr. unsec. notes 1.00%, 8/15/28	99,000	92,441
Illumina, Inc. cv. sr. unsec. notes zero %, 8/15/23	362,000	345,722
Insulet Corp. cv. sr. unsec. notes 0.375%, 9/1/26	529,000	623,427
Integra LifeSciences Holdings Corp. cv. sr. unsec. notes 0.50%, 8/15/25	253,000	220,661
Ironwood Pharmaceuticals, Inc. cv. sr. unsec. notes 1.50%, 6/15/26	134,000	136,094
Jazz Investments I, Ltd. company guaranty cv. sr. unsec. sub. notes 1.50%, 8/15/24 (Ireland)	1,008,000	950,670
Neurocrine Biosciences, Inc. cv. sr. unsec. notes 2.25%, 5/15/24	185,000	259,555
Novocure, Ltd. cv. sr. unsec. notes zero %, 11/1/25 (Jersey)	265,000	236,916
Omnicell, Inc. cv. sr. unsec. notes 0.25%, 9/15/25	305,000	323,605
Pacira Pharmaceuticals, Inc. cv. sr. unsec. sub. notes 0.75%, 8/1/25	251,000	246,294
QIAGEN NV cv. sr. unsec. unsub. notes Ser. REGS, 1.00%, 11/13/24 (Netherlands)	400,000	415,522
Sarepta Therapeutics, Inc. 144A cv. sr. unsec. unsub. notes 1.25%, 9/15/27	83,000	85,449
Tandem Diabetes Care, Inc. 144A cv. sr. unsec. notes 1.50%, 5/1/25	108,000	97,146
Teladoc Health, Inc. cv. sr. unsec. sub. notes 1.25%, 6/1/27	628,000	459,256
		10,042,653
Technology (1.2%)
3D Systems Corp. 144A cv. sr. unsec. notes zero %, 11/15/26	388,000	267,332
Akamai Technologies, Inc. cv. sr. unsec. notes 0.375%, 9/1/27	690,000	642,045
Akamai Technologies, Inc. cv. sr. unsec. notes 0.125%, 5/1/25	758,000	770,128
Bentley Systems, Inc. cv. sr. unsec. sub. notes 0.375%, 7/1/27	844,000	635,955
Bill.com Holdings, Inc. cv. sr. unsec. unsub. notes zero %, 4/1/27	821,000	640,791
Blackline, Inc. cv. sr. unsec. notes zero %, 3/15/26	123,000	99,507
Box, Inc. cv. sr. unsec. notes zero %, 1/15/26	146,000	160,746
Ceridian HCM Holding, Inc. cv. sr. unsec. notes 0.25%, 3/15/26	566,000	456,480
Cloudflare, Inc. cv. sr. unsec. notes zero %, 8/15/26	488,000	379,176
Coupa Software, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	980,000	753,131
CyberArk Software, Ltd. cv. sr. unsec. notes zero %, 11/15/24 (Israel)	518,000	589,225
Datadog, Inc. cv. sr. unsec. notes 0.125%, 6/15/25	229,000	271,938
DigitalOcean Holdings, Inc. 144A cv. sr. unsec. notes zero %, 12/1/26	464,000	336,400
DocuSign, Inc. cv. sr. unsec. notes zero %, 1/15/24	273,000	254,709
Envestnet, Inc. company guaranty cv. sr. unsec. notes 0.75%, 8/15/25	245,000	204,881
Everbridge, Inc. cv. sr. unsec. notes zero %, 3/15/26	185,000	157,170
Five9, Inc. cv. sr. unsec. notes 0.50%, 6/1/25	341,000	309,287
Guidewire Software, Inc. cv. sr. unsec. sub. notes 1.25%, 3/15/25	176,000	157,872
HubSpot, Inc. cv. sr. unsec. notes 0.375%, 6/1/25	79,000	93,378

54 Diversified Income Trust

CONVERTIBLE BONDS AND NOTES (4.0%)* cont.		Principal amount	Value
Technology cont.
Impinj, Inc. 144A cv. sr. unsec. notes 1.125%, 5/15/27		$154,000	$151,731
Lumentum Holdings, Inc. cv. sr. unsec. notes 0.50%, 12/15/26		764,000	712,431
MongoDB, Inc. cv. sr. unsec. notes 0.25%, 1/15/26		76,000	88,616
Okta, Inc. cv. sr. unsec. notes 0.375%, 6/15/26		1,147,000	890,646
ON Semiconductor Corp. cv. sr. unsec. notes zero %, 5/1/27		453,000	597,281
Palo Alto Networks, Inc. cv. sr. unsec. notes 0.375%, 6/1/25		531,000	897,390
Pegasystems, Inc. 144A cv. sr. unsec. notes 0.75%, 3/1/25		286,000	229,873
Perficient, Inc. 144A cv. sr. unsec. notes 0.125%, 11/15/26		456,000	337,440
Rapid7, Inc. cv. sr. unsec. notes 0.25%, 3/15/27		167,000	126,696
RingCentral, Inc. cv. sr. unsec. notes zero %, 3/1/25		860,000	723,475
Shopify, Inc. cv. sr. unsec. notes 0.125%, 11/1/25 (Canada)		395,000	322,913
Silicon Laboratories, Inc. cv. sr. unsec. notes 0.625%, 6/15/25		158,000	187,041
Snap, Inc. cv. sr. unsec. notes zero %, 5/1/27		901,000	621,240
Splunk, Inc. cv. sr. unsec. notes 1.125%, 6/15/27		1,440,000	1,132,958
Spotify USA, Inc. company guaranty cv. sr. unsec. notes zero %, 3/15/26		1,182,000	927,870
Twitter, Inc. cv. sr. unsec. sub. notes zero %, 3/15/26		496,000	454,050
Tyler Technologies, Inc. cv. sr. unsec. sub. notes 0.25%, 3/15/26		404,000	381,780
Unity Software, Inc. 144A cv. sr. unsec. notes zero %, 11/15/26		670,000	485,750
Viavi Solutions, Inc. cv. sr. unsec. unsub. notes 1.00%, 3/1/24		310,000	346,736
Wix.com, Ltd. cv. sr. unsec. sub. notes zero %, 8/15/25 (Israel)		439,000	367,224
Wolfspeed, Inc. 144A cv. sr. unsec. unsub. notes 0.25%, 2/15/28		993,000	1,041,161
Yandex NV cv. sr. unsec. notes 0.75%, 10/13/22 (Russia)		200,000	140,000
Ziff Davis, Inc. 144A cv. sr. unsec. notes 1.75%, 11/1/26		539,000	497,767
Zscaler, Inc. cv. sr. unsec. notes 0.125%, 7/1/25		116,000	147,726
			18,989,946
Transportation (0.1%)
American Airlines Group, Inc. company guaranty cv. notes 6.50%, 7/1/25		195,000	196,658
Deutsche Post AG cv. sr. unsec. notes 0.05%, 6/30/25 (Germany)	EUR	400,000	366,527
International Consolidated Airlines Group SA cv. sr. unsec. unsub. notes Ser. REGS, 1.125%, 5/18/28 (Spain)	EUR	600,000	347,298
Jet2 PLC company guaranty cv. sr. unsec. unsub. notes Ser. REGS, 1.625%, 6/10/26 (United Kingdom)	GBP	400,000	327,927
JetBlue Airways Corp. cv. sr. unsec. notes 0.50%, 4/1/26		$524,000	372,040
Southwest Airlines Co. cv. sr. unsec. notes 1.25%, 5/1/25		583,000	665,496
			2,275,946
Utilities and power (0.1%)
NextEra Energy Partners LP 144A company guaranty cv. sr. unsec. notes zero %, 11/15/25		811,000	809,343
NRG Energy, Inc. company guaranty cv. sr. unsec. bonds 2.75%, 6/1/48		482,000	513,090
			1,322,433
Total convertible bonds and notes (cost $76,539,245)			$63,141,705

Diversified Income Trust 55

SENIOR LOANS (1.2%)*c	Principal amount	Value
Adient US, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.25%), 6.365%, 4/1/28	$69,125	$65,107
American Airlines, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.75%), 7.46%, 4/20/28	650,000	628,550
American Axle and Manufacturing, Inc. bank term loan FRN (ICE LIBOR USD 1 Month + 2.25%), 5.06%, 4/6/24	18,926	18,481
AppleCaramel Buyer, LLC bank term loan FRN (CME Term SOFR 3 Month Plus CSA + 0.00%), 6.784%, 10/19/27	78,605	73,397
Asurion, LLC bank term loan FRN Ser. B9, (ICE LIBOR USD 1 Month + 3.25%), 6.365%, 7/31/27	355,489	299,144
Brand Industrial Services, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.25%), 6.952%, 6/21/24	1,621,967	1,407,673
Cengage Learning, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.75%), 7.814%, 6/29/26	1,232,550	1,112,956
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.50%), 6.306%, 8/21/26	1,721,054	1,532,271
Cornerstone Building Brands, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 3.25%), 6.068%, 4/12/28	86	76
CQP Holdco LP bank term loan FRN (ICE LIBOR USD 3 Month + 3.75%), 7.424%, 5/27/28	1,091,188	1,051,174
Diamond Sports Group, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 3.25%), 5.946%, 8/24/26	72,763	13,877
DIRECTV Financing, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 5.00%), 8.115%, 7/22/27	819,000	760,957
Elanco Animal Health, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 1.75%), 4.314%, 2/4/27	1,023,399	971,595
Envision Healthcare Corp. bank term loan FRN (US SOFR Compounded Index + 4.25%), 6.83%, 3/31/27	766,268	333,327
Envision Healthcare Corp. bank term loan FRN (CME Term SOFR 1 Month + 3.75%), 6.325%, 3/31/27	1,876,270	481,582
Fertitta Entertainment, LLC/NV bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 4.00%), 7.034%, 1/12/29	118	109
Filtration Group Corp. bank term loan FRN (ICE LIBOR USD 1 Month + 3.50%), 6.621%, 10/19/28	123,750	117,201
GFL Environmental, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.00%), 5.806%, 5/31/25	191,386	189,066
Global Medical Response, Inc. bank term loan FRN (ICE LIBOR USD 1 Month + 4.25%), 6.814%, 10/2/25	2,120,356	1,833,048
Greeneden US Holdings II, LLC bank term loan FRN (ICE LIBOR USD 3 Month + 4.00%), 7.115%, 12/1/27	1,152,450	1,094,413
iHeartCommunications, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.25%), 6.365%, 5/1/26	62,412	58,473
IRB Holding Corp. bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 3.00%), 6.208%, 12/15/27	88	82
Klockner-Pentaplast of America, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.75%), 8.259%, 2/4/26	254,791	215,298
One Call Corp. bank term loan FRN Ser. B, (ICE LIBOR USD 1 Month + 5.50%), 7.752%, 4/22/27	785,025	573,068
PetSmart, LLC bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 6.87%, 1/29/28	438,891	414,389
Proofpoint, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 6.25%), 9.32%, 8/31/29	435,000	417,056

56 Diversified Income Trust

SENIOR LOANS (1.2%)*c cont.	Principal amount	Value
Robertshaw Holdings Corp. bank term loan FRN (ICE LIBOR USD 3 Month + 8.00%), 11.125%, 2/28/26	$1,002,000	$601,200
Rocket Software, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 4.25%), 7.365%, 11/28/25	696,188	665,298
Southwestern Energy Co. bank term loan FRN Ser. B, (CME Term SOFR 3 Month Plus CSA + 2.50%), 6.203%, 6/8/27	605,426	595,587
TAMKO Building Products, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.00%), 6.078%, 5/3/26	1,424,328	1,341,832
Terrier Media Buyer, Inc. bank term loan FRN (ICE LIBOR USD 3 Month + 3.50%), 6.615%, 12/17/26	1,489,912	1,391,831
TK Elevator US Newco, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.50%), 6.871%, 7/31/27	495	480
United Airlines, Inc. bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 3.75%), 6.533%, 4/21/28	1,329,750	1,266,773
Werner Finco LP bank term loan FRN Ser. B, (ICE LIBOR USD 3 Month + 4.00%), 7.674%, 7/24/24	38,901	35,010
Total senior loans (cost $21,507,713)		$19,560,381

ASSET-BACKED SECURITIES (1.0%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (ICE LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$7,327,274	$7,308,956
Mello Warehouse Securitization Trust 144A
FRB Ser. 21-3, Class E, (ICE LIBOR USD 1 Month + 3.25%), 6.334%, 11/25/55	4,649,000	4,336,638
FRB Ser. 21-3, Class D, (ICE LIBOR USD 1 Month + 2.00%), 5.084%, 11/25/55	3,726,000	3,477,628
Total asset-backed securities (cost $15,209,730)		$15,123,222

PURCHASED SWAP OPTIONS OUTSTANDING (0.8%)*
Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Notional/ contract amount	Value
Bank of America N.A.
0.485/3 month USD-LIBOR-ICE/Jan-25	Jan-24/0.485	$306,920,900	$49,107
Morgan Stanley & Co. International PLC
3.00/3 month USD-LIBOR-ICE/Feb-73	Feb-48/3.00	44,214,400	4,246,351
3.00/3 month USD-LIBOR-ICE/Apr-72	Apr-47/3.00	44,214,400	4,073,031
2.75/3 month USD-LIBOR-ICE/May-73	May-48/2.75	44,214,400	3,712,683
2.75/3 month USD-LIBOR-ICE/Dec-71	Dec-46/2.75	10,000,000	776,400
Total purchased swap options outstanding (cost $17,131,177)			$12,857,572

PURCHASED OPTIONS OUTSTANDING (—%)* Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed Securities 30 yr 5.00% TBA commitments (Call)	Oct-22/$101.00	$145,945,275	$150,000,000	$150
Total purchased options outstanding (cost $843,750)				$150

Diversified Income Trust 57

WARRANTS (—%)*	Expiration date	Strike price	Warrants	Value
Guaranteed Rate, Inc. † F	3/1/23	$0.01	353	$11
Total warrants (cost $18)				$11

SHORT-TERM INVESTMENTS (35.0%)*		Principal amount/ shares	Value
Alexandria Real Estate Equities, Inc. commercial paper 3.404%, 10/5/22		$5,000,000	$4,997,761
Alimentation Couche-Tard, Inc. commercial paper 3.455%, 10/7/22 (Canada)		5,000,000	4,996,690
Alimentation Couche-Tard, Inc. commercial paper 3.405%, 10/4/22 (Canada)		5,000,000	4,998,117
Amcor Flexibles North America, Inc. commercial paper 3.611%, 10/28/22		5,000,000	4,986,544
Arrow Electronics, Inc. commercial paper 3.803%, 10/6/22		5,000,000	4,996,910
AT&T, Inc. commercial paper 3.509%, 10/26/22		5,000,000	4,987,614
Aviation Capital Group, LLC commercial paper 3.741%, 10/3/22		7,960,000	7,957,891
Crown Castle, Inc. commercial paper 4.019%, 11/3/22		5,000,000	4,982,108
Crown Castle, Inc. commercial paper 3.942%, 10/20/22		5,000,000	4,989,722
Eastman Chemical Co. commercial paper 3.604%, 10/4/22		5,000,000	4,998,151
Energy Transfer LP commercial paper 3.701%, 10/3/22		15,000,000	14,995,473
Enterprise Products Operating, LLC commercial paper 3.392%, 10/5/22		5,000,000	4,997,683
Fidelity National Information Services, Inc. commercial paper 3.505%, 10/5/22		5,000,000	4,997,691
Fiserv, Inc. commercial paper 3.404%, 10/5/22		2,500,000	2,498,839
Fiserv, Inc. commercial paper 3.352%, 10/6/22		5,000,000	4,997,208
Fiserv, Inc. commercial paper 3.305%, 10/3/22		5,000,000	4,998,610
FMC Corp. commercial paper 3.551%, 10/3/22		15,000,000	14,995,474
General Motors Financial Co., Inc. commercial paper 3.501%, 10/3/22		16,000,000	15,995,315
Hawaiian Electric Co., Inc. commercial paper 3.455%, 10/6/22		7,000,000	6,995,897
Healthpeak Properties, Inc. commercial paper 3.557%, 10/18/22		5,000,000	4,991,348
Hewlett Packard Enterprise Co. commercial paper 3.559%, 10/19/22		1,500,000	1,497,312
HP, Inc. commercial paper 3.208%, 10/11/22		6,000,000	5,993,840
Hyundai Capital America commercial paper 3.490%, 10/27/22 (South Korea)		5,000,000	4,986,883
Hyundai Capital America commercial paper 3.403%, 10/7/22 (South Korea)		2,500,000	2,498,372
Marsh & McLennan Cos., Inc. commercial paper 3.385%, 10/11/22		7,500,000	7,492,256
Mercedes-Benz Finance North America, LLC commercial paper 3.480%, 10/26/22		5,000,000	4,987,397
Mohawk Industries, Inc. commercial paper 3.555%, 10/13/22		3,500,000	3,495,672
Mohawk Industries, Inc. commercial paper 3.106%, 10/4/22		6,000,000	5,997,781
Nutrien, Ltd. commercial paper 3.718%, 11/7/22 (Canada)		5,000,000	4,981,227
ONEOK, Inc. commercial paper 3.755%, 10/12/22		2,000,000	1,997,625
ONEOK, Inc. commercial paper 3.589%, 10/11/22		1,500,000	1,498,368
Ovintiv, Inc. commercial paper 4.006%, 10/11/22		5,000,000	4,994,376
Putnam Short Term Investment Fund Class P 3.11% L	Shares	125,491,507	125,491,507
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.94% P	Shares	20,431,000	20,431,000

58 Diversified Income Trust

SHORT-TERM INVESTMENTS (35.0%)* cont.	Principal amount	Value
Sumitomo Mitsui Trust Bank, Ltd./Singapore commercial paper 2.840%, 10/18/22 (Singapore)	$9,000,000	$8,986,190
Suncor Energy, Inc. commercial paper 3.610%, 10/18/22 (Canada)	3,425,000	3,419,124
Targa Resources Corp. commercial paper 3.801%, 10/3/22	7,500,000	7,498,111
TransCanada PipeLines, Ltd. commercial paper 3.563%, 10/28/22 (Canada)	5,000,000	4,986,369
U.S. Treasury Bills 2.906%, 11/22/22 ∆ § Φ	30,000,000	29,877,761
U.S. Treasury Bills 2.826%, 11/25/22 ∆ § Φ	24,800,000	24,697,267
U.S. Treasury Bills 2.806%, 11/15/22 ∆ § Φ	19,400,000	19,334,365
U.S. Treasury Bills 2.804%, 11/8/22 ∆ § Φ	28,500,000	28,422,801
U.S. Treasury Bills 2.694%, 11/1/22 # ∆ § Φ	16,300,000	16,264,958
U.S. Treasury Bills 2.621%, 10/25/22 ∆ § Φ	37,900,000	37,841,286
U.S. Treasury Bills 2.528%, 10/18/22 ∆	5,800,000	5,793,882
UDR, Inc. commercial paper 3.611%, 10/24/22	5,000,000	4,988,417
UDR, Inc. commercial paper 2.957%, 10/4/22	5,000,000	4,998,151
Vulcan Materials Co. commercial paper 3.457%, 10/12/22	3,237,000	3,233,184
Vulcan Materials Co. commercial paper 3.305%, 10/4/22	5,000,000	4,998,067
VW Credit, Inc. commercial paper 3.540%, 10/26/22	5,000,000	4,987,397
VW Credit, Inc. commercial paper 3.445%, 10/13/22	5,000,000	4,993,872
Welltower OP, LLC commercial paper 3.455%, 10/13/22	5,000,000	4,993,924
WPP CP, LLC commercial paper 3.455%, 10/3/22	7,500,000	7,497,922
Total short-term investments (cost $557,511,393)		$557,511,710

TOTAL INVESTMENTS
Total investments (cost $3,265,162,979)	$3,020,230,545

Key to holding’s currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan (Onshore)
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
USD/$	United States Dollar
ZAR	South African Rand

Diversified Income Trust 59

Key to holding’s abbreviations
bp	Basis Points
DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
LIBOR	London Interbank Offered Rate
OJSC	Open Joint Stock Company
OTC	Over-the-counter
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2021 through September 30, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $1,590,934,468.
†	This security is non-income-producing.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $513,867 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $112,025,033 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $7,147,936 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $32,548,349 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

60 Diversified Income Trust

[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 9/30/22 (aggregate face value $172,403,184)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Buy	10/19/22	$370,796	$393,659	$(22,863)
	British Pound	Sell	12/21/22	88,758	91,972	3,214
	Euro	Sell	12/21/22	234,677	240,835	6,158
	New Zealand Dollar	Sell	10/19/22	39,737	43,693	3,956
	Swedish Krona	Sell	12/21/22	34,473	36,457	1,984
Barclays Bank PLC
	Canadian Dollar	Sell	10/19/22	428,984	458,320	29,336
Citibank, N.A.
	Euro	Buy	12/21/22	2,719,785	2,788,979	(69,194)
Goldman Sachs International
	Euro	Sell	12/21/22	1,791,136	1,837,608	46,472
	Polish Zloty	Buy	12/21/22	1,396,661	1,494,238	(97,577)
	Swiss Franc	Buy	12/21/22	10,360,647	10,632,815	(272,168)
HSBC Bank USA, National Association
	Australian Dollar	Sell	10/19/22	519,665	559,942	40,277
	Canadian Dollar	Sell	10/19/22	117,634	125,531	7,897
	Euro	Buy	12/21/22	7,276,457	7,205,429	71,028
	New Zealand Dollar	Sell	10/19/22	88,262	97,122	8,860

Diversified Income Trust 61

FORWARD CURRENCY CONTRACTS at 9/30/22 (aggregate face value $172,403,184) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
HSBC Bank USA, National Association cont.
	Norwegian Krone	Buy	12/21/22	$228,339	$245,257	$(16,918)
	Polish Zloty	Sell	12/21/22	1,396,661	1,494,749	98,088
	Swedish Krona	Buy	12/21/22	70,670	76,038	(5,368)
JPMorgan Chase Bank N.A.
	British Pound	Sell	12/21/22	1,179,903	1,222,877	42,974
	Canadian Dollar	Sell	10/19/22	1,218,399	1,285,937	67,538
	Euro	Sell	12/21/22	133,016	137,735	4,719
	Japanese Yen	Sell	11/16/22	1,786,333	1,795,714	9,381
	Norwegian Krone	Buy	12/21/22	29,950	31,515	(1,565)
	Swedish Krona	Buy	12/21/22	9,300	9,613	(313)
	Swiss Franc	Sell	12/21/22	389,655	400,540	10,885
Morgan Stanley & Co. International PLC
	Australian Dollar	Sell	10/19/22	34,930	34,018	(912)
	British Pound	Buy	12/21/22	2,991,846	2,792,429	199,417
	Canadian Dollar	Sell	10/19/22	652,380	702,268	49,888
	Euro	Sell	12/21/22	1,588,209	1,620,587	32,378
	Japanese Yen	Sell	11/16/22	10,762,683	11,821,000	1,058,317
	New Zealand Dollar	Sell	10/19/22	8,923,599	9,822,666	899,067
	Swiss Franc	Sell	12/21/22	31,058	31,306	248
NatWest Markets PLC
	Australian Dollar	Buy	10/19/22	23,223	24,823	(1,600)
	British Pound	Buy	12/21/22	119,052	123,444	(4,392)
	Euro	Buy	12/21/22	1,386,070	1,367,009	19,061
State Street Bank and Trust Co.
	Australian Dollar	Sell	10/19/22	8,880,304	9,425,477	545,173
	British Pound	Sell	12/21/22	418,751	426,787	8,036
	Canadian Dollar	Sell	10/19/22	19,096,018	20,403,540	1,307,522
	Euro	Sell	12/21/22	4,141,058	4,255,913	114,855
	New Zealand Dollar	Sell	10/19/22	431,737	488,352	56,615
	Norwegian Krone	Sell	12/21/22	2,818,665	3,117,269	298,604
	Swedish Krona	Sell	12/21/22	6,068,925	6,414,596	345,671
	Swiss Franc	Buy	12/21/22	11,551,480	11,864,591	(313,111)
Toronto-Dominion Bank
	British Pound	Sell	12/21/22	189,478	195,890	6,412
	Canadian Dollar	Sell	10/19/22	290	294	4
	Euro	Sell	12/21/22	6,794,483	6,974,146	179,663
	Japanese Yen	Buy	11/16/22	59,967	66,649	(6,682)
	Norwegian Krone	Sell	12/21/22	1,247,114	1,379,898	132,784
	Swedish Krona	Sell	12/21/22	3,331,974	3,523,819	191,845
	Swiss Franc	Sell	12/21/22	786,974	808,184	21,210
UBS AG
	Australian Dollar	Buy	10/19/22	43,631	46,026	(2,395)
	British Pound	Buy	12/21/22	8,472,052	8,091,278	380,774
	Canadian Dollar	Sell	10/19/22	229,404	244,687	15,283

62 Diversified Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/22 (aggregate face value $172,403,184) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
UBS AG cont.
	Japanese Yen	Buy	11/16/22	$21,702,953	$24,127,494	$(2,424,541)
	New Zealand Dollar	Buy	10/19/22	354,725	385,816	(31,091)
	Norwegian Krone	Buy	12/21/22	2,576	2,741	(165)
	Swedish Krona	Sell	12/21/22	49,397	52,231	2,834
	Swiss Franc	Sell	12/21/22	2,350	2,011	(339)
WestPac Banking Corp.
	Australian Dollar	Sell	10/19/22	1,378,779	1,463,642	84,863
	British Pound	Buy	12/21/22	137,050	141,369	(4,319)
	Euro	Buy	12/21/22	6,654,071	6,841,191	(187,120)
	New Zealand Dollar	Sell	10/19/22	502,033	552,623	50,590
	Swiss Franc	Buy	12/21/22	59,050	60,545	(1,495)
Unrealized appreciation						6,453,881
Unrealized (depreciation)						(3,464,128)
Total						$2,989,753
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/22
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note Ultra 10 yr (Short)	177	$20,971,734	$20,971,734	Dec-22	$1,368,399
Unrealized appreciation					1,368,399
Unrealized (depreciation)					—
Total					$1,368,399

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/22 (premiums $87,879,445)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike		Notional/contract amount	Value
Bank of America N.A.
0.985/3 month USD-LIBOR-ICE/Jan-25	Jan-24/0.985		$306,920,900	$9,336,534
Citibank, N.A.
(1.865)/3 month USD-LIBOR-ICE/Oct-39	Oct-29/1.865		53,655,100	1,176,656
1.865/3 month USD-LIBOR-ICE/Oct-39	Oct-29/1.865		53,655,100	6,970,334
2.395/3 month USD-LIBOR-ICE/Nov-33	Nov-23/2.395		16,867,200	1,928,090
Goldman Sachs International
(1.448)/Sterling Overnight Index Average/Feb-39	Feb-29/1.448	GBP	28,942,000	909,673
1.448/Sterling Overnight Index Average/Feb-39	Feb-29/1.448	GBP	28,942,000	4,977,186
JPMorgan Chase Bank N.A.
(3.229)/3 month USD-LIBOR-ICE/Nov-33	Nov-23/3.229		$196,939,100	4,988,467
3.229/3 month USD-LIBOR-ICE/Nov-33	Nov-23/3.229		196,939,100	12,617,888
(1.07)/3 month USD-LIBOR-ICE/Mar-32	Mar-27/1.07		27,236,800	169,958
1.07/3 month USD-LIBOR-ICE/Mar-32	Mar-27/1.07		27,236,800	2,769,983

Diversified Income Trust 63

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/22 (premiums $87,879,445) cont.
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike		Notional/contract amount	Value
JPMorgan Chase Bank N.A. cont.
(1.667)/6 month EUR-EURIBOR/Feb-36	Feb-26/1.667	EUR	63,672,400	$1,573,158
1.667/6 month EUR-EURIBOR/Feb-36	Feb-26/1.667	EUR	63,672,400	9,181,226
Morgan Stanley & Co. International PLC
(3.00)/3 month USD-LIBOR-ICE/Apr-48	Apr-23/3.00		$44,214,400	1,094,306
(3.00)/3 month USD-LIBOR-ICE/Jan-49	Jan-24/3.00		44,214,400	2,267,757
(2.75)/3 month USD-LIBOR-ICE/May-49	May-25/2.75		44,214,400	2,546,307
(2.97)/3 month USD-LIBOR-ICE/Feb-36	Feb-26/2.97		22,892,700	839,246
(3.01)/3 month USD-LIBOR-ICE/Feb-36	Feb-26/3.01		22,892,700	869,007
3.01/3 month USD-LIBOR-ICE/Feb-36	Feb-26/3.01		22,892,700	1,856,598
2.97/3 month USD-LIBOR-ICE/Feb-36	Feb-26/2.97		22,892,700	1,894,371
(2.75)/3 month USD-LIBOR-ICE/Dec-47	Dec-24/2.75		10,000,000	489,400
Toronto-Dominion Bank
1.17/3 month USD-LIBOR-ICE/Mar-55	Mar-25/1.17		5,061,900	1,800,568
(1.17)/3 month USD-LIBOR-ICE/Mar-55	Mar-25/1.17		2,531,000	28,626
UBS AG
(1.9875)/3 month USD-LIBOR-ICE/Oct-36	Oct-26/1.9875		62,240,100	1,106,007
1.9875/3 month USD-LIBOR-ICE/Oct-36	Oct-26/1.9875		62,240,100	8,271,086
Total				$79,662,432

WRITTEN OPTIONS OUTSTANDING at 9/30/22 (premiums $843,750)
Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed Securities 30 yr 5.00% TBA commitments (Put)	Oct-22/$101.00	$145,945,275	$150,000,000	$5,530,200
Total

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/22
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A.
(1.085)/3 month USD-LIBOR-ICE/Apr-34 (Written)	Apr-24/1.085	$373,987,700	$5,132,981	$3,874,513
(1.115)/3 month USD-LIBOR-ICE/Jan-26 (Written)	Jan-25/1.115	295,887,000	1,246,424	819,607
1.115/3 month USD-LIBOR-ICE/Jan-26 (Written)	Jan-25/1.115	295,887,000	1,246,424	(6,352,694)
2.25/US SOFR/Jan-33 (Purchased)	Jan-23/2.25	271,620,300	(4,404,296)	(3,943,927)
2.245/US SOFR/Jan-33 (Purchased)	Jan-23/2.245	271,620,300	(4,427,927)	(3,973,805)
2.415/3 month USD-LIBOR-ICE/Oct-33 (Written)	Oct-23/2.415	224,241,800	4,737,108	(20,897,093)
2.17/3 month USD-LIBOR-ICE/Apr-34 (Purchased)	Apr-24/2.17	186,994,200	(9,031,820)	(6,617,725)

64 Diversified Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/22 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A. cont.
(1.39)/US SOFR/Dec-26 (Purchased)	Dec-24/1.39		$115,832,300	$(1,332,071)	$3,509,719
1.39/US SOFR/Dec-26 (Purchased)	Dec-24/1.39		115,832,300	(1,332,071)	(846,734)
(2.35)/3 month USD-LIBOR-ICE/Apr-56 (Purchased)	Apr-26/2.35		99,263,300	(12,904,229)	6,850,160
2.35/3 month USD-LIBOR-ICE/Apr-56 (Purchased)	Apr-26/2.35		99,263,300	(12,904,229)	(5,235,146)
(2.41)/US SOFR/Oct-32 (Written)	Oct-22/2.41		95,066,900	1,354,350	1,345,197
(2.42)/US SOFR/Oct-32 (Written)	Oct-22/2.42		95,066,900	1,351,688	1,342,345
(1.29)/3 month USD-LIBOR-ICE/Mar-34 (Written)	Mar-24/1.29		93,496,900	1,458,552	1,095,784
(2.485)/3 month USD-LIBOR-ICE/Oct-54 (Purchased)	Oct-24/2.485		72,336,100	(4,365,484)	8,152,278
2.29/3 month USD-LIBOR-ICE/Mar-34 (Purchased)	Mar-24/2.29		65,447,700	(3,219,092)	(2,342,373)
(0.925)/3 month USD-LIBOR-ICE/Mar-40 (Purchased)	Mar-30/0.925		54,490,500	(3,901,520)	6,729,577
0.925/3 month USD-LIBOR-ICE/Mar-40 (Purchased)	Mar-30/0.925		54,490,500	(3,901,520)	(2,346,906)
(2.272)/US SOFR/Apr-42 (Written)	Apr-32/2.272		30,980,700	2,580,692	691,489
2.272/US SOFR/Apr-42 (Written)	Apr-32/2.272		30,980,700	2,580,692	(952,657)
(0.85)/3 month USD-LIBOR-ICE/Mar-40 (Purchased)	Mar-30/0.85		27,749,600	(2,025,721)	3,514,209
0.85/3 month USD-LIBOR-ICE/Mar-40 (Purchased)	Mar-30/0.85		27,749,600	(2,025,721)	(1,241,240)
(1.275)/3 month USD-LIBOR-ICE/Mar-50 (Purchased)	Mar-30/1.275		24,024,100	(3,129,139)	3,250,220
1.275/3 month USD-LIBOR-ICE/Mar-50 (Purchased)	Mar-30/1.275		24,024,100	(3,129,139)	(1,773,459)
(2.46)/US SOFR/Jun-59 (Written)	Jun-29/2.46		9,900,000	1,398,870	(24,255)
2.46/US SOFR/Jun-59 (Written)	Jun-29/2.46		9,900,000	1,398,870	(222,255)
(3.073)/US SOFR/Jun-37 (Written)	Jun-27/3.073		7,501,700	545,749	48,536
3.073/US SOFR/Jun-37 (Written)	Jun-27/3.073		7,501,700	545,749	(61,814)
(3.101)/US SOFR/Jun-39 (Written)	Jun-29/3.101		2,970,700	232,012	7,249
3.101/US SOFR/Jun-39 (Written)	Jun-29/3.101		2,970,700	232,012	(19,102)
(2.406)/6 month EUR-EURIBOR/Aug-34 (Written)	Aug-24/2.406	EUR	16,733,700	907,913	282,570
2.406/6 month EUR-EURIBOR/Aug-34 (Written)	Aug-24/2.406	EUR	16,733,700	907,913	(791,293)
(2.396)/6 month EUR-EURIBOR/Aug-34 (Written)	Aug-24/2.396	EUR	8,295,200	447,997	140,481
2.396/6 month EUR-EURIBOR/Aug-34 (Written)	Aug-24/2.396	EUR	8,295,200	447,997	(398,518)

Diversified Income Trust 65

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/22 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Citibank, N.A.
(1.90)/3 month USD-LIBOR-ICE/Jun-28 (Purchased)	Jun-26/1.90		$166,388,200	$(2,217,955)	$3,943,400
1.90/3 month USD-LIBOR-ICE/Jun-28 (Purchased)	Jun-26/1.90		166,388,200	(2,217,955)	(1,008,312)
(1.194)/3 month USD-LIBOR-ICE/Jun-25 (Written)	Jun-23/1.194		166,388,200	1,261,223	1,194,667
1.194/3 month USD-LIBOR-ICE/Jun-25 (Written)	Jun-23/1.194		166,388,200	1,261,223	(8,417,579)
1.999/US SOFR/Jan-33 (Purchased)	Jan-23/1.999		161,380,300	(1,194,214)	(1,102,227)
(2.842)/US SOFR/Nov-32 (Written)	Nov-22/2.842		122,192,500	1,075,294	907,890
2.394/US SOFR/Sep-33 (Purchased)	Sep-23/2.394		68,289,000	(826,297)	(17,687)
(1.826)/US SOFR/Jan-42 (Purchased)	Jan-32/1.826		55,459,800	(4,095,706)	3,134,588
1.826/US SOFR/Jan-42 (Purchased)	Jan-32/1.826		55,459,800	(4,095,706)	(1,389,823)
(1.724)/US SOFR/Mar-53 (Purchased)	Mar-23/1.724		25,282,600	(1,907,572)	4,365,547
1.724/US SOFR/Mar-53 (Purchased)	Mar-23/1.724		25,282,600	(1,907,572)	(1,814,785)
(1.625)/3 month USD-LIBOR-ICE/Jan-61 (Purchased)	Jan-41/1.625		25,233,100	(3,721,882)	934,634
1.625/3 month USD-LIBOR-ICE/Jan-61 (Purchased)	Jan-41/1.625		25,233,100	(3,721,882)	(487,756)
(1.735)/US SOFR/Mar-53 (Purchased)	Mar-23/1.735		24,981,300	(1,846,743)	4,301,030
1.735/US SOFR/Mar-53 (Purchased)	Mar-23/1.735		24,981,300	(1,846,743)	(1,752,188)
(1.75)/US SOFR/Mar-53 (Purchased)	Mar-23/1.75		24,882,800	(1,862,478)	4,194,245
1.75/US SOFR/Mar-53 (Purchased)	Mar-23/1.75		24,882,800	(1,862,478)	(1,767,176)
(2.795)/US SOFR/Oct-32 (Purchased)	Oct-22/2.795		24,387,300	(497,501)	1,049,386
2.795/US SOFR/Oct-32 (Purchased)	Oct-22/2.795		24,387,300	(497,501)	(490,672)
(1.102)/3 month USD-LIBOR-ICE/Nov-32 (Purchased)	Nov-22/1.102		14,732,300	(468,119)	2,861,307
1.102/3 month USD-LIBOR-ICE/Nov-32 (Purchased)	Nov-22/1.102		14,732,300	(468,119)	(465,688)
(2.689)/3 month USD-LIBOR-ICE/Nov-49 (Purchased)	Nov-24/2.689		11,217,000	(1,444,189)	284,351
2.689/3 month USD-LIBOR-ICE/Nov-49 (Purchased)	Nov-24/2.689		11,217,000	(1,444,189)	(764,214)
(1.177)/3 month USD-LIBOR-ICE/Jul-40 (Written)	Jul-30/1.177		10,633,700	806,034	460,546
1.177/3 month USD-LIBOR-ICE/Jul-40 (Written)	Jul-30/1.177		10,633,700	806,034	(1,120,686)
(2.427)/3 month USD-LIBOR-ICE/Jun-41 (Purchased)	Jun-31/2.427		9,949,800	(724,843)	443,960
2.427/3 month USD-LIBOR-ICE/Jun-41 (Purchased)	Jun-31/2.427		9,949,800	(724,843)	(201,483)
(0.055)/3 month EUR-EURIBOR/Mar-25 (Written)	Mar-24/0.055	EUR	716,475,000	2,298,753	1,804,606
0.555/3 month EUR-EURIBOR/Mar-25 (Purchased)	Mar-24/0.555	EUR	358,237,500	(2,259,791)	(1,794,073)

66 Diversified Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/22 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Deutsche Bank AG
(1.818)/6 month EUR-EURIBOR/Jul-56 (Written)	Jul-26/1.818	EUR	14,401,900	$2,254,661	$155,260
1.818/6 month EUR-EURIBOR/Jul-56 (Written)	Jul-26/1.818	EUR	14,401,900	2,254,661	(861,695)
Goldman Sachs International
2.41/3 month USD-LIBOR-ICE/Aug-33 (Written)	Aug-23/2.41		$88,528,900	1,292,522	(8,860,858)
2.07/3 month USD-LIBOR-ICE/Aug-33 (Written)	Aug-23/2.07		80,380,800	1,663,883	(9,562,904)
(2.544)/US SOFR/Nov-32 (Purchased)	Nov-22/2.544		70,787,300	(1,451,140)	4,513,398
2.544/US SOFR/Nov-32 (Purchased)	Nov-22/2.544		70,787,300	(1,451,140)	(1,422,825)
(1.727)/3 month USD-LIBOR-ICE/Jan-55 (Purchased)	Jan-25/1.727		15,897,000	(2,376,602)	2,147,367
1.727/3 month USD-LIBOR-ICE/Jan-55 (Purchased)	Jan-25/1.727		15,897,000	(1,457,755)	(981,481)
(2.8175)/3 month USD-LIBOR-ICE/Mar-47 (Purchased)	Mar-27/2.8175		8,348,800	(1,054,036)	144,434
2.8175/3 month USD-LIBOR-ICE/Mar-47 (Purchased)	Mar-27/2.8175		8,348,800	(1,054,036)	(343,386)
(1.71)/3 month USD-LIBOR-ICE/Dec-56 (Written)	Dec-26/1.71		65,100	8,815	5,042
1.71/3 month USD-LIBOR-ICE/Dec-56 (Written)	Dec-26/1.71		65,100	8,815	(9,253)
(0.26)/6 month EUR-EURIBOR/Jun-28 (Written)	Jun-26/0.26	EUR	233,622,900	2,605,303	1,444,751
0.26/6 month EUR-EURIBOR/Jun-28 (Written)	Jun-26/0.26	EUR	233,622,900	2,605,303	(10,271,241)
(0.555)/6 month EUR-EURIBOR/Mar-40 (Written)	Mar-30/0.555	EUR	22,704,300	3,428,622	862,685
0.555/6 month EUR-EURIBOR/Mar-40 (Written)	Mar-30/0.555	EUR	22,704,300	3,428,622	(2,921,602)
JPMorgan Chase Bank N.A.
(1.70)/US SOFR/Jan-29 (Written)	Jan-24/1.70		$81,387,600	1,736,608	1,321,735
1.70/US SOFR/Jan-29 (Written)	Jan-24/1.70		81,387,600	1,736,608	(5,207,179)
(1.232)/3 month USD-LIBOR-ICE/Jun-37 (Written)	Jun-27/1.232		39,852,700	2,560,536	1,723,231
1.232/3 month USD-LIBOR-ICE/Jun-37 (Written)	Jun-27/1.232		39,852,700	2,560,536	(4,848,878)
(1.204)/3 month USD-LIBOR-ICE/Jun-40 (Written)	Jun-30/1.204		31,601,400	2,355,884	1,332,947
1.204/3 month USD-LIBOR-ICE/Jun-40 (Written)	Jun-30/1.204		31,601,400	2,355,884	(3,318,147)
(1.168)/3 month USD-LIBOR-ICE/Jun-37 (Written)	Jun-27/1.168		29,457,400	1,895,584	1,290,823
1.168/3 month USD-LIBOR-ICE/Jun-37 (Written)	Jun-27/1.168		29,457,400	1,895,584	(3,696,020)

Diversified Income Trust 67

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/22 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
(2.317)/US SOFR/Apr-42 (Written)	Apr-32/2.317		$23,236,600	$1,968,140	$518,176
2.317/US SOFR/Apr-42 (Written)	Apr-32/2.317		23,236,600	1,968,140	(651,090)
(2.032)/3 month USD-LIBOR-ICE/Jan-55 (Purchased)	Jan-25/2.032		22,444,300	(2,592,317)	2,736,185
2.032/3 month USD-LIBOR-ICE/Jan-55 (Purchased)	Jan-25/2.032		22,444,300	(2,592,317)	(1,661,552)
(1.81)/US SOFR/Jan-37 (Written)	Jan-27/1.81		13,645,200	806,431	404,990
1.81/US SOFR/Jan-37 (Written)	Jan-27/1.81		13,645,200	806,431	(1,050,817)
(3.315)/6 month AUD-BBR-BBSW/May-52 (Purchased)	May-32/3.315	AUD	38,598,400	(3,245,771)	305,902
3.315/6 month AUD-BBR-BBSW/May-52 (Purchased)	May-32/3.315	AUD	38,598,400	(3,245,771)	(352,319)
(1.445)/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	25,226,900	(945,635)	2,188,901
1.445/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	25,226,900	(945,635)	(629,965)
(1.692)/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	19,590,000	(611,186)	2,162,556
1.692/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	19,590,000	(611,186)	(506,367)
(2.495)/6 month AUD-BBR-BBSW/Nov-46 (Purchased)	Nov-26/2.495	AUD	13,662,300	(849,629)	1,206,868
2.495/6 month AUD-BBR-BBSW/Nov-46 (Purchased)	Nov-26/2.495	AUD	13,662,300	(849,629)	(472,960)
(1.441)/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	12,083,500	(714,644)	2,010,059
1.441/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	12,083,500	(714,644)	(573,430)
(2.50)/6 month AUD-BBR-BBSW/Nov-42 (Written)	Nov-22/2.50	AUD	8,470,500	305,743	269,770
2.50/6 month AUD-BBR-BBSW/Nov-42 (Written)	Nov-22/2.50	AUD	8,470,500	305,743	(1,098,964)
(1.921)/6 month EUR-EURIBOR/Oct-48 (Purchased)	Oct-28/1.921	EUR	29,488,100	(3,771,047)	1,909,122
1.921/6 month EUR-EURIBOR/Oct-48 (Purchased)	Oct-28/1.921	EUR	29,488,100	(3,771,047)	70,516
Morgan Stanley & Co. International PLC
2.1075/US SOFR/Jan-33 (Purchased)	Jan-23/2.1075		$271,620,300	(4,087,885)	(3,751,076)
2.195/US SOFR/Jan-33 (Purchased)	Jan-23/2.195		271,620,300	(4,311,972)	(3,897,751)
(2.733)/US SOFR/Jun-33 (Written)	Jun-23/2.733		230,000,000	7,975,250	5,025,500
2.733/US SOFR/Jun-33 (Written)	Jun-23/2.733		230,000,000	7,975,250	(9,144,800)
(2.39)/3 month USD-LIBOR-ICE/Jun-34 (Written)	Jun-24/2.39		116,296,100	6,122,990	4,144,793
2.39/3 month USD-LIBOR-ICE/Jun-34 (Written)	Jun-24/2.39		116,296,100	6,122,990	(7,430,158)
(2.36)/US SOFR/Oct-32 (Written)	Oct-22/2.36		95,066,900	1,345,197	1,335,690

68 Diversified Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/22 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
(2.27375)/US SOFR/Oct-32 (Written)	Oct-22/2.27375		$95,066,900	$1,276,273	$1,269,143
(2.5375)/US SOFR/Nov-32 (Purchased)	Nov-22/2.5375		93,705,400	(1,981,869)	5,962,475
2.5375/US SOFR/Nov-32 (Purchased)	Nov-22/2.5375		93,705,400	(1,981,869)	(1,940,639)
(2.509)/US SOFR/Jun-55 (Purchased)	Jun-25/2.509		33,000,000	(3,667,125)	1,182,390
2.509/US SOFR/Jun-55 (Purchased)	Jun-25/2.509		33,000,000	(3,667,125)	(690,690)
3.27/3 month USD-LIBOR-ICE/Oct-53 (Purchased)	Oct-23/3.27		28,548,700	(3,257,407)	(891,290)
(3.27)/3 month USD-LIBOR-ICE/Oct-53 (Purchased)	Oct-23/3.27		28,548,700	(3,257,407)	(991,782)
(2.3825)/US SOFR/Jul-56 (Purchased)	Jul-26/2.3825		17,896,800	(2,268,419)	706,029
2.3825/US SOFR/Jul-56 (Purchased)	Jul-26/2.3825		17,896,800	(2,268,419)	(452,789)
(2.505)/3 month USD-LIBOR-ICE/Nov-49 (Purchased)	Nov-24/2.505		11,217,000	(1,718,444)	253,729
2.505/3 month USD-LIBOR-ICE/Nov-49 (Purchased)	Nov-24/2.505		11,217,000	(1,206,949)	(648,455)
(2.106)/Sterling Overnight Index Average/Nov-32 (Written)	Nov-22/2.106	GBP	77,307,000	2,041,854	1,864,450
2.206/Sterling Overnight Index Average/Nov-32 (Written)	Nov-22/2.206	GBP	77,307,000	2,041,854	(13,550,063)
Toronto-Dominion Bank
(1.937)/3 month USD-LIBOR-ICE/Feb-36 (Purchased)	Feb-26/1.937		$19,044,700	(996,038)	1,741,066
1.937/3 month USD-LIBOR-ICE/Feb-36 (Purchased)	Feb-26/1.937		19,044,700	(996,038)	(593,052)
(2.405)/3 month USD-LIBOR-ICE/Mar-41 (Purchased)	Mar-31/2.405		9,114,500	(635,736)	440,322
2.405/3 month USD-LIBOR-ICE/Mar-41 (Purchased)	Mar-31/2.405		9,114,500	(635,736)	(173,722)
(2.095)/3 month USD-LIBOR-ICE/Feb-56 (Written)	Feb-26/2.095		8,225,800	1,081,693	565,524
2.095/3 month USD-LIBOR-ICE/Feb-56 (Written)	Feb-26/2.095		8,225,800	1,081,693	(808,185)
UBS AG
(0.87)/3 month USD-LIBOR-ICE/Apr-28 (Purchased)	Apr-27/0.87		157,691,000	(1,063,626)	2,983,514
0.87/3 month USD-LIBOR-ICE/Apr-28 (Purchased)	Apr-27/0.87		157,691,000	(1,063,626)	(660,725)
(0.983)/3 month USD-LIBOR-ICE/Apr-32 (Purchased)	Apr-30/0.983		63,076,400	(999,761)	1,788,847
0.983/3 month USD-LIBOR-ICE/Apr-32 (Purchased)	Apr-30/0.983		63,076,400	(999,761)	(524,165)
(0.8925)/3 month USD-LIBOR-ICE/Apr-28 (Purchased)	Apr-23/0.8925		47,307,400	(1,002,917)	5,564,769
0.8925/3 month USD-LIBOR-ICE/Apr-28 (Purchased)	Apr-23/0.8925		47,307,400	(1,002,917)	(978,317)

Diversified Income Trust 69

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/22 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
UBS AG cont.
(0.958)/3 month USD-LIBOR-ICE/May-30 (Written)	May-25/0.958		$37,845,900	$1,005,755	$781,139
0.958/3 month USD-LIBOR-ICE/May-30 (Written)	May-25/0.958		37,845,900	1,005,755	(3,409,916)
(0.902)/3 month USD-LIBOR-ICE/Apr-35 (Purchased)	Apr-25/0.902		18,922,800	(1,058,731)	3,015,159
0.902/3 month USD-LIBOR-ICE/Apr-35 (Purchased)	Apr-25/0.902		18,922,800	(1,058,731)	(888,047)
(1.715)/3 month USD-LIBOR-ICE/Feb-53 (Purchased)	Feb-23/1.715		9,522,400	(859,397)	2,018,082
1.715/3 month USD-LIBOR-ICE/Feb-53 (Purchased)	Feb-23/1.715		9,522,400	(859,397)	(843,399)
(2.00)/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	21,121,500	(1,124,193)	679,031
2.00/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	21,121,500	(1,124,193)	(282,096)
(2.70)/6 month AUD-BBR-BBSW/Apr-47 (Purchased)	Apr-37/2.70	AUD	10,843,500	(658,399)	139,692
2.70/6 month AUD-BBR-BBSW/Apr-47 (Purchased)	Apr-37/2.70	AUD	10,843,500	(658,399)	(92,804)
3.255/6 month EUR-EURIBOR/Sep-24 (Purchased)	Sep-23/3.255	EUR	289,565,700	(1,863,272)	98,134
(3.255)/6 month EUR-EURIBOR/Sep-24 (Purchased)	Sep-23/3.255	EUR	289,565,700	(1,863,272)	(258,390)
(2.60)/6 month EUR-EURIBOR/Jun-30 (Written)	Jun-25/2.60	EUR	26,314,900	923,300	91,812
(2.65)/6 month EUR-EURIBOR/Jun-30 (Written)	Jun-25/2.65	EUR	26,314,900	926,655	66,022
(2.675)/6 month EUR-EURIBOR/Jun-30 (Written)	Jun-25/2.675	EUR	26,314,900	923,300	53,127
2.675/6 month EUR-EURIBOR/Jun-30 (Written)	Jun-25/2.675	EUR	26,314,900	923,300	(484,077)
2.65/6 month EUR-EURIBOR/Jun-30 (Written)	Jun-25/2.65	EUR	26,314,900	926,655	(498,777)
2.60/6 month EUR-EURIBOR/Jun-30 (Written)	Jun-25/2.60	EUR	26,314,900	923,300	(528,951)
(0.44)/6 month EUR-EURIBOR/Feb-41 (Purchased)	Feb-31/0.44	EUR	22,869,000	(1,794,123)	3,003,759
0.44/6 month EUR-EURIBOR/Feb-41 (Purchased)	Feb-31/0.44	EUR	22,869,000	(1,794,123)	(725,725)
(1.325)/6 month EUR-EURIBOR/Apr-49 (Purchased)	Apr-29/1.325	EUR	15,491,000	(2,147,726)	1,477,356
1.325/6 month EUR-EURIBOR/Apr-49 (Purchased)	Apr-29/1.325	EUR	15,491,000	(2,147,726)	(554,597)
(0.43)/6 month EUR-EURIBOR/Aug-39 (Written)	Aug-29/0.43	EUR	11,145,900	893,551	488,938

70 Diversified Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/22 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
UBS AG cont.
0.43/6 month EUR-EURIBOR/Aug-39 (Written)	Aug-29/0.43	EUR	11,145,900	$893,551	$(1,547,429)
(0.296)/6 month EUR-EURIBOR/Jan-51 (Purchased)	Jan-31/0.296	EUR	7,622,900	(1,153,465)	1,316,957
0.296/6 month EUR-EURIBOR/Jan-51 (Purchased)	Jan-31/0.296	EUR	7,622,900	(1,153,465)	(416,576)
Unrealized appreciation					148,316,258
Unrealized (depreciation)					(197,596,721)
Total					$(49,280,463)

TBA SALE COMMITMENTS OUTSTANDING at 9/30/22 (proceeds receivable $486,909,551)
Agency	Principal amount	Settlement date	Value
Government National Mortgage Association, 3.50%, 10/1/52	$3,000,000	10/20/22	$2,725,495
Uniform Mortgage-Backed Securities, 5.00%, 10/1/52	110,000,000	10/13/22	107,026,535
Uniform Mortgage-Backed Securities, 4.00%, 10/1/52	15,000,000	10/13/22	13,903,122
Uniform Mortgage-Backed Securities, 3.50%, 10/1/52	45,000,000	10/13/22	40,464,833
Uniform Mortgage-Backed Securities, 3.00%, 10/1/52	76,000,000	10/13/22	66,072,500
Uniform Mortgage-Backed Securities, 2.50%, 10/1/52	120,000,000	10/13/22	100,696,872
Uniform Mortgage-Backed Securities, 2.00%, 10/1/52	171,000,000	10/13/22	138,365,727
Total			$469,255,084

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/22
Swap counterparty/ Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A.
MYR	38,450,000	$79,520 E	$—	12/21/27	Bank Negara Malaysia Kibor Interbank Offered Rate Fixing 3 month — Quarterly	3.90% — Quarterly	$(79,520)
Morgan Stanley & Co. International PLC
	$1,650,000,000	25,311,000	7,751,295	9/21/24	3.40% — Annually	US SOFR — Annually	32,603,217
MYR	3,910,000	4,671 E	—	12/21/27	Bank Negara Malaysia Kibor Interbank Offered Rate Fixing 3 month — Quarterly	3.985% — Quarterly	(4,671)
Upfront premium received			7,751,295		Unrealized appreciation		32,603,217
Upfront premium (paid)			—		Unrealized (depreciation)		(84,191)
Total			$7,751,295		Total		$32,519,026
E Extended effective date.

Diversified Income Trust 71

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/22
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$58,978,200	$11,270,734	$2,470,408	9/1/32	3 month USD-LIBOR-ICE — Quarterly	1.512% — Semiannually	$(8,877,496)
178,113,000	7,628,580	8,605	12/23/23	0.695% — Annually	US SOFR — Annually	7,957,523
86,795,000	9,390,351	7,460	12/23/26	1.085% — Annually	US SOFR — Annually	9,254,716
88,939,000	15,824,916	(23,139)	12/23/31	US SOFR — Annually	1.285% — Annually	(15,562,088)
4,249,000	1,305,208	(7,566)	12/23/51	US SOFR — Annually	1.437% — Annually	(1,294,048)
245,670,000	10,517,133	(24,998)	12/24/23	0.697% — Annually	US SOFR — Annually	10,851,043
22,430,000	2,418,178	(3,002)	12/24/26	1.096% — Annually	US SOFR — Annually	2,353,523
73,987,000	13,166,727	(33,029)	12/24/31	1.285% — Annually	US SOFR — Annually	12,902,212
97,957,000	30,126,675	(52,939)	12/24/51	1.435% — Annually	US SOFR — Annually	29,614,984
53,288,000	15,492,420	(8,686)	12/31/51	1.525% — Annually	US SOFR — Annually	15,188,919
16,267,000	1,735,201	(2,158)	12/31/26	US SOFR — Annually	1.135% — Annually	(1,693,361)
4,269,000	737,512	76,873	12/31/31	US SOFR — Annually	1.355% — Annually	(644,082)
1,150,000	296,873	(34)	12/31/41	1.541% — Annually	US SOFR — Annually	289,414
1,640,000	335,429	(31)	12/31/34	1.4425% — Annually	US SOFR — Annually	326,516
8,319,000	411,957 E	(185)	1/15/47	1.724% — Annually	US SOFR — Annually	411,772
30,239,000	7,925,642	(1,031)	1/21/52	1.679% — Annually	US SOFR — Annually	7,731,890
17,690,000	4,811,503	(603)	1/19/52	US SOFR — Annually	1.626% — Annually	(4,716,926)
18,631,000	4,969,074	(635)	2/1/52	1.6545% — Annually	US SOFR — Annually	4,856,565
85,411,000	9,768,456	(20,776)	2/15/29	US SOFR — Annually	1.681% — Annually	(9,317,010)
45,432,900	10,371,422	(1,549)	2/24/52	US SOFR — Annually	1.86% — Annually	(10,090,704)
5,610,000	1,383,594	(192)	2/29/52	US SOFR — Annually	1.762% — Annually	(1,358,903)
17,713,000	2,543,233	(236)	2/29/32	1.7515% — Annually	US SOFR — Annually	2,443,973
203,565,000	17,927,970	(1,647)	2/28/27	1.675% — Annually	US SOFR — Annually	16,902,221
253,153,000	9,678,039	(959)	2/29/24	US SOFR — Annually	1.47709% — Annually	(8,704,782)

72 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$48,460,000	$5,416,374	$(555)	3/1/29	US SOFR — Annually	1.7355% — Annually	$(5,127,387)
23,697,700	3,531,905	(314)	3/7/32	3 month USD-LIBOR-ICE — Quarterly	1.9575% — Semiannually	(3,550,978)
58,205,800	9,317,584	(772)	3/9/32	1.5475% — Annually	US SOFR — Annually	9,071,349
60,350,200	9,689,828	(800)	3/9/32	1.5415% — Annually	US SOFR — Annually	9,447,726
31,816,000	4,617,456	(422)	3/11/32	1.737% — Annually	US SOFR — Annually	4,479,401
210,750,000	20,689,328	6,069,874	3/21/29	US SOFR — Annually	1.986% — Annually	(13,745,421)
19,536,000	523,565	(74)	4/7/24	US SOFR — Annually	2.4485% — Annually	(390,569)
14,892,000	852,865	(120)	4/7/27	US SOFR — Annually	2.465% — Annually	(750,336)
24,251,000	2,389,936	(322)	4/7/23	2.3305% — Annually	US SOFR — Annually	2,247,493
9,672,000	1,771,040	(330)	4/7/52	US SOFR — Annually	2.1005% — Annually	(1,724,215)
39,895,000	3,403,841	(529)	4/14/32	2.4975% — Annually	US SOFR — Annually	3,082,393
42,487,000	5,870,429	(1,449)	4/14/52	US SOFR — Annually	2.3395% — Annually	(5,569,342)
17,316,000	981,471	(140)	4/14/27	2.483% — Annually	US SOFR — Annually	865,238
13,199,000	366,272	(50)	4/14/24	2.405% — Annually	US SOFR — Annually	271,147
164,401,700	8,001,431	(1,552)	5/2/27	US SOFR — Annually	2.685% — Annually	(6,861,299)
354,122,500	9,419,659	(1,335)	5/25/24	2.5945% — Annually	US SOFR — Annually	8,071,282
10,251,000	1,101,983	(350)	5/25/52	US SOFR — Annually	2.501% — Annually	(1,059,793)
10,000,000	901,100	(341)	6/3/52	US SOFR — Annually	2.593% — Annually	(866,428)
24,055,000	1,565,981	(319)	6/7/32	US SOFR — Annually	2.7565% — Annually	(1,449,674)
14,864,000	1,257,494	(507)	6/7/52	US SOFR — Annually	2.622% — Annually	(1,204,329)
232,034,300	13,819,963	(3,077)	6/8/32	US SOFR — Annually	2.825% — Annually	(12,914,451)
18,018,000	3,536,933	(2,261,505)	6/22/52	2.3075% — Semiannually	3 month USD-LIBOR-ICE — Quarterly	1,177,496
100,868,000	2,342,155	(380)	6/10/24	US SOFR — Annually	2.833% — Annually	(1,919,979)

Diversified Income Trust 73

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$84,136,000	$3,728,066	$(681)	6/10/27	2.8025% — Annually	US SOFR — Annually	$3,384,786
314,342,500	4,762,289	(1,185)	6/15/24	US SOFR — Annually	3.3385% — Annually	(3,159,674)
172,541,000	4,841,500	(1,396)	6/15/27	3.185% — Annually	US SOFR — Annually	4,031,873
17,035,800	680,410	(241)	9/8/32	US SOFR — Annually	3.07% — Annually	(672,093)
39,700,000	1,183,854	(321)	6/23/27	3.145% — Annually	US SOFR — Annually	1,044,230
18,700,000	716,023	(248)	6/23/32	3.088% — Annually	US SOFR — Annually	651,386
10,400,000	497,328	(355)	6/23/52	2.816% — Annually	US SOFR — Annually	469,259
40,472,100	2,300,434 E	(573)	2/3/33	3.13% — Semiannually	3 month USD-LIBOR-ICE — Quarterly	2,299,861
30,686,000	2,091,865	(407)	7/15/32	US SOFR — Annually	2.723% — Annually	(2,023,219)
58,398,500	4,755,390 E	(827)	1/31/33	2.545% — Annually	US SOFR — Annually	4,754,563
58,398,500	4,730,862 E	(827)	1/31/33	2.55% — Annually	US SOFR — Annually	4,730,036
55,003,200	4,703,324 E	(779)	2/1/33	2.495% — Annually	US SOFR — Annually	4,702,545
59,328,000	5,493,773	(787)	8/2/32	US SOFR — Annually	2.4275% — Annually	(5,485,997)
53,780,700	4,986,009 E	(762)	2/1/33	2.4075% — Annually	US SOFR — Annually	4,985,247
76,890,000	7,416,809	(1,020)	8/10/32	US SOFR — Annually	2.382% — Annually	(7,399,296)
5,701,900	181,606 E	(112)	4/1/42	US SOFR — Annually	2.63% — Annually	(181,717)
10,773,800	778,192 E	(162)	3/24/35	US SOFR — Annually	2.39% — Annually	(778,354)
15,903,800	1,656,540	(469)	8/10/42	2.645% — Annually	US SOFR — Annually	1,650,437
26,955,800	2,961,364	(60,098)	8/10/42	US SOFR — Annually	2.605% — Annually	(3,010,193)
11,050,200	1,235,302	(326)	8/10/42	2.5915% — Annually	US SOFR — Annually	1,229,797
69,370,000	3,413,698 E	(652)	2/6/29	2.40% — Annually	US SOFR — Annually	3,413,046
90,803,000	7,039,957	(1,199)	8/16/32	US SOFR — Annually	2.613% — Annually	(7,000,713)
40,200,000	3,203,136	(567)	9/7/32	US SOFR — Annually	2.59% — Annually	(3,191,926)
12,332,600	108,280 E	(274)	1/15/47	2.49% — Annually	US SOFR — Annually	108,006

74 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/22 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$3,107,000	$182,598	$(41)	8/25/32	US SOFR — Annually	2.8415% — Annually	$(180,780)
10,180,000	430,614 E	(153)	2/21/35	2.785% — Annually	US SOFR — Annually	430,461
210,732,400	3,144,127	(790)	9/6/24	US SOFR — Annually	3.413% — Annually	(2,985,922)
61,381,700	855,661 E	(341)	1/15/27	US SOFR — Annually	2.73% — Annually	(856,002)
81,485,200	3,437,861	(1,076)	9/13/32	3.043% — Annually	US SOFR — Annually	3,398,949
17,314,400	169,162 E	(338)	1/15/41	3.0500% — Annually	US SOFR — Annually	168,824
6,278,200	69,500 E	(122)	1/15/42	2.9825% — Annually	US SOFR — Annually	69,377
47,477,000	1,102,891 E	(294,536)	12/21/32	US SOFR — Annually	3.265% — Annually	(1,397,427)
64,900,000	659,384 E	(897,814)	12/21/29	US SOFR — Annually	3.50% — Annually	(1,557,198)
25,832,000	770,052	(878)	9/26/52	2.905% — Annually	US SOFR — Annually	763,042
134,325,000	2,129,051	(1,263)	9/26/27	US SOFR — Annually	3.465% — Annually	(2,087,984)
12,091,000	312,431	(160)	9/19/32	3.24% — Annually	US SOFR — Annually	308,086
201,111,000	162,900 E	(205,801)	12/21/24	4.20% — Annually	US SOFR — Annually	(42,901)
685,578,000	555,318 E	759,572	12/21/24	US SOFR — Annually	4.20% — Annually	204,254
669,086,000	347,925 E	1,401,062	12/21/27	3.80% — Annually	US SOFR — Annually	1,748,987
9,222,000	4,795 E	(18,139)	12/21/27	US SOFR — Annually	3.80% — Annually	(22,934)
294,866,000	3,559,033 E	(1,385,225)	12/21/32	3.40% — Annually	US SOFR — Annually	2,173,808
2,337,000	28,208 E	11,063	12/21/32	US SOFR — Annually	3.40% — Annually	(17,144)
697,000	6,608 E	5,759	12/21/52	3.00% — Annually	US SOFR — Annually	12,366
71,919,000	681,792 E	(600,111)	12/21/52	US SOFR — Annually	3.00% — Annually	(1,281,903)
1,370,000	20,523 E	(13,794)	12/21/27	3.477% — Annually	US SOFR — Annually	6,729
47,128,000	875,167	(622)	9/23/32	3.3275% — Annually	US SOFR — Annually	865,282
11,571,784	188,273	(393)	9/28/52	2.976% — Annually	US SOFR — Annually	185,010
11,540,500	9,002	(393)	9/29/52	3.0575% — Annually	US SOFR — Annually	6,649

Diversified Income Trust 75

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/22 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
	$11,540,500	$2,424	$(393)	9/29/52	3.0605% — Annually	US SOFR — Annually	$69
	2,864,750	19,137	(38)	9/29/32	3.6305% — Annually	US SOFR — Annually	(19,752)
	4,019,250	12,299	(32)	9/29/27	US SOFR — Annually	3.884% — Annually	13,134
	2,864,750	21,400	(38)	9/29/32	3.64% — Annually	US SOFR — Annually	(22,017)
	4,019,250	14,590	(32)	9/29/27	US SOFR — Annually	3.8965% — Annually	15,428
	2,367,000	5,089	(9)	9/29/24	4.321% — Annually	US SOFR — Annually	(5,667)
	23,841,000	238,887	(315)	9/29/32	3.67061% — Annually	US SOFR — Annually	(244,063)
	28,416,500	165,952	(228)	9/30/27	US SOFR — Annually	3.6865% — Annually	(163,271)
	28,416,500	168,510	(228)	9/30/27	US SOFR — Annually	3.6845% — Annually	(165,831)
	57,719,000	90,619	(217)	9/30/24	4.1255% — Annually	US SOFR — Annually	88,566
	42,079,000	237,326	(555)	9/30/32	3.4825% — Annually	US SOFR — Annually	236,183
	24,332,000	115,820	(321)	9/30/32	3.493% — Annually	US SOFR — Annually	115,152
	4,710,000	23,173	(160)	10/3/52	US SOFR — Annually	3.0355% — Annually	(23,334)
	3,156,000	3,093	(12)	10/3/24	US SOFR — Annually	4.16% — Annually	(3,104)
	23,887,000	92,443	(316)	10/3/32	US SOFR — Annually	3.504% — Annually	(92,758)
	54,458,000	194,960	(438)	10/4/27	3.7375% — Annually	US SOFR — Annually	194,522
	13,657,700	58,728 E	(193)	10/3/33	3.394% — Annually	US SOFR — Annually	58,536
	65,218,000	83,479	(245)	10/4/24	US SOFR — Annually	4.145% — Annually	(83,724)
	40,540,000	143,512	(536)	10/4/32	US SOFR — Annually	3.508% — Annually	(144,047)
	76,340,000	229,783	(615)	10/4/27	3.75% — Annually	US SOFR — Annually	229,169
	21,645,000	9,004	(174)	10/4/27	3.826% — Annually	US SOFR — Annually	(9,178)
AUD	1,119,500	152,563 E	(11)	1/30/35	1.692% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	152,551
AUD	3,719,600	544,918 E	(37)	3/5/35	1.47% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	544,881

76 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/22 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
AUD	1,399,700	$209,325 E	$(12)	3/25/35	1.4025% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	$209,313
AUD	2,018,200	236,772 E	(24)	3/28/40	1.445% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	236,748
AUD	7,680,600	982,383 E	(92)	4/1/40	1.1685% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	982,290
AUD	483,400	106,392 E	(11)	7/2/45	1.441% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	106,381
AUD	24,600,000	2,862,740	(271)	4/6/31	6 month AUD-BBR-BBSW — Semiannually	1.87% — Semiannually	(2,776,555)
AUD	12,285,000	170,128 E	(53,854)	12/21/32	4.21% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	116,274
BRL	5,230,000	24,364	(4,890)	1/4/27	Brazil Cetip DI Interbank Deposit Rate — At maturity	0.00% — At maturity	(15,922)
CAD	22,781,000	23,913 E	84,509	12/21/32	3.69% — Semiannually	3 month CAD-BA-CDOR — Semiannually	60,596
CHF	20,132,000	117,319 E	55	12/21/32	Swiss Average Rate Overnight — Annually	2.01% — Annually	(117,264)
CLP	3,117,280,000	61,894 E	133,656	12/21/27	7.04% — Semiannually	CLICP (Chilean Pesos Indice Camara Promedio) — Semiannually	195,550
CNY	5,790,000	5,683 E	—	12/21/27	China Fixing Repo Rates 7 day — Quarterly	2.44% — Quarterly	(5,683)
COP	3,382,660,000	7,286 E	1,165	12/21/27	10.06% — Quarterly	Colombia IBR Overnight Rate — Quarterly	8,451
CZK	35,980,000	21,691 E	3,482	12/21/27	5.01% — Annually	6 month CZK-PRIBOR — Semiannually	25,173
EUR	7,235,600	672,818 E	(277)	11/29/58	1.484% — Annually	6 month EUR-EURIBOR — Semiannually	672,540
EUR	9,840,300	2,140,772	(381)	2/19/50	6 month EUR-EURIBOR — Semiannually	1.354% — Annually	(2,067,568)

Diversified Income Trust 77

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/22 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	10,864,000	$2,558,431	$(415)	3/11/50	1.267% — Annually	6 month EUR-EURIBOR — Semiannually	$2,488,344
EUR	11,002,000	2,705,332	(420)	3/12/50	1.2115% — Annually	6 month EUR-EURIBOR — Semiannually	2,638,913
EUR	13,678,600	3,635,495	(528)	3/26/50	1.113% — Annually	6 month EUR-EURIBOR — Semiannually	3,559,973
EUR	13,443,000	1,580,977 E	(509)	11/29/58	6 month EUR-EURIBOR — Semiannually	1.343% — Annually	(1,581,487)
EUR	14,233,000	3,904,479	(541)	2/19/50	1.051% — Annually	6 month EUR-EURIBOR — Semiannually	3,824,170
EUR	10,466,600	2,598,196 E	(401)	6/7/54	1.054% — Annually	6 month EUR-EURIBOR — Semiannually	2,597,795
EUR	9,550,400	2,883,963	(367)	2/19/50	0.9035% — Annually	6 month EUR-EURIBOR — Semiannually	2,838,781
EUR	8,829,000	2,839,436	(337)	2/21/50	0.80% — Annually	6 month EUR-EURIBOR — Semiannually	2,803,475
EUR	22,091,800	7,804,128 E	(840)	8/8/54	0.49% — Annually	6 month EUR-EURIBOR — Semiannually	7,803,288
EUR	12,792,500	5,264,659 E	(483)	6/6/54	6 month EUR-EURIBOR — Semiannually	0.207% — Annually	(5,265,141)
EUR	20,383,200	8,716,171	(766)	2/19/50	0.233% — Annually	6 month EUR-EURIBOR — Semiannually	8,704,265
EUR	70,039,500	25,199,242	(2,643)	2/19/50	6 month EUR-EURIBOR — Semiannually	0.595% — Annually	(25,006,833)
EUR	8,796,100	3,797,382 E	(329)	3/4/54	0.134% — Annually	6 month EUR-EURIBOR — Semiannually	3,797,054
EUR	4,363,500	2,186,805 E	(168)	3/13/54	—	0.2275% plus 6 month EUR-EURIBOR — Semiannually	2,186,636
EUR	23,312,400	4,202,079 E	(494)	5/13/40	6 month EUR-EURIBOR — Semiannually	0.276% — Annually	(4,202,573)
EUR	10,527,400	1,853,930 E	(230)	6/24/40	0.315% — Annually	6 month EUR-EURIBOR — Semiannually	1,853,700

78 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/22 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	15,952,000	$2,898,811 E	$(369)	1/16/40	0.315% — Annually	6 month EUR-EURIBOR — Semiannually	$2,898,442
EUR	5,045,400	903,603 E	(117)	3/28/40	0.3175% — Annually	6 month EUR-EURIBOR — Semiannually	903,486
EUR	17,295,900	6,554,384	(705)	5/21/51	6 month EUR-EURIBOR — Semiannually	0.516% — Annually	(6,516,982)
EUR	16,158,000	3,491,444	(277)	6/14/31	0.171% — Annually	6 month EUR-EURIBOR — Semiannually	3,486,984
EUR	15,809,000	3,554,854	(271)	7/15/31	0.0675% — Annually	6 month EUR-EURIBOR — Semiannually	3,564,804
EUR	3,168,200	1,303,042	(127)	9/14/52	6 month EUR-EURIBOR — Semiannually	0.374% — Annually	(1,304,821)
EUR	43,853,000	8,734,446	(706)	3/7/32	6 month EUR-EURIBOR — Semiannually	0.60% — Annually	(8,621,921)
EUR	83,000,000	4,314,494	(836)	7/7/27	6 month EUR-EURIBOR — Semiannually	1.725% — Annually	(4,026,217)
EUR	21,514,400	552,854 E	(341)	2/2/36	2.875% — Annually	6 month EUR-EURIBOR — Semiannually	552,513
EUR	23,850,000	954,368	(355)	9/8/32	2.615% — Annually	6 month EUR-EURIBOR — Semiannually	934,728
EUR	189,696,100	5,084,684 E	(717)	6/28/25	1.718% — Annually	6 month EUR-EURIBOR — Semiannually	5,083,967
EUR	18,770,000	2,942,182	(647)	8/29/52	6 month EUR-EURIBOR — Semiannually	1.636% — Annually	(2,932,552)
EUR	56,885,000	3,484,942 E	(647)	9/12/29	1.71% — Annually	6 month EUR-EURIBOR — Semiannually	3,484,294
EUR	99,896,000	7,071,539	(958)	9/2/27	6 month EUR-EURIBOR — Semiannually	1.372% — Annually	(7,059,017)
EUR	6,656,000	432,554 E	(228)	6/6/54	2.005% — Annually	6 month EUR-EURIBOR — Semiannually	432,327
EUR	9,833,000	525,015 E	(333)	6/7/54	2.065% — Annually	6 month EUR-EURIBOR — Semiannually	524,682
EUR	21,483,000	977,346 E	(18,131)	12/21/32	2.624% — Annually	6 month EUR-EURIBOR — Semiannually	959,214

Diversified Income Trust 79

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/22 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	1,690,000	$42,533 E	$(4,755)	12/21/27	2.54% — Annually	6 month EUR-EURIBOR — Semiannually	$37,778
EUR	2,290,000	37,233 E	(30,924)	12/21/24	2.201% — Annually	6 month EUR-EURIBOR — Semiannually	6,310
EUR	690,000	50,109 E	(27,215)	12/21/32	2.301% — Annually	6 month EUR-EURIBOR — Semiannually	22,894
EUR	250,000	4,290 E	7,059	12/21/52	2.351% — Annually	6 month EUR-EURIBOR — Semiannually	11,349
EUR	870,000	33,219 E	(20,170)	12/21/27	2.251% — Annually	6 month EUR-EURIBOR — Semiannually	13,049
GBP	9,933,800	2,910,321	(197)	5/19/31	Sterling Overnight Index Average — Annually	0.754% — Annually	(2,890,250)
GBP	420,542,200	17,969,923	348,352	9/15/23	Sterling Overnight Index Average — Annually	0.84% — Annually	(17,821,739)
GBP	420,542,200	18,655,476	523,113	9/15/23	Sterling Overnight Index Average — Annually	0.68% — Annually	(18,365,449)
GBP	420,542,200	19,341,028	(816,718)	9/15/23	0.52% — Annually	Sterling Overnight Index Average — Annually	18,790,315
GBP	168,216,700	6,802,926	(866)	9/15/23	1.065% — Annually	Sterling Overnight Index Average — Annually	6,739,755
GBP	4,333,000	423,036 E	(16,880)	12/21/32	Sterling Overnight Index Average — Annually	3.34% — Annually	(439,916)
GBP	57,666,000	4,656,466	(869)	9/21/32	3.522% — Annually	Sterling Overnight Index Average — Annually	4,624,709
GBP	10,599,000	71,361 E	(225)	1/14/40	3.306% — Annually	Sterling Overnight Index Average — Annually	71,136
GBP	5,459,000	47,360 E	(116)	8/20/39	3.299% — Annually	Sterling Overnight Index Average — Annually	47,244

80 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/22 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
HUF	1,331,200,000	$3,516 E	$2,303	12/21/27	10.69% — Annually	6 month HUF-BUBOR-National Bank of Hungary — Semiannually	$5,818
ILS	2,210,000	8,081 E	(632)	12/21/27	Israeili Shekel 3 month TELIBOR — Quarterly	3.35% — Annually	(8,713)
INR	50,150,000	9,235 E	—	12/21/27	6.60% — Semiannually	INR-FBIL-MIBOR-OIS-Compound — Semiannually	9,235
JPY	1,805,778,500	1,575,830 E	(513)	8/29/43	Bank of Japan Unsecured Overnight Call Rate Expected Index — Annually	0.343% — Annually	(1,576,343)
JPY	1,690,202,100	436,068	(375,736)	2/25/31	0.003% — Annually	Tokyo Overnight Average Rate — Annually	59,185
JPY	732,682,200	234,288 E	(119,551)	8/29/43	0.7495% — Annually	Tokyo Overnight Average Rate — Annually	114,737
JPY	929,267,100	957,775 E	(896,466)	8/29/43	0.194% — Annually	Tokyo Overnight Average Rate — Annually	61,309
KRW	1,196,910,000	14,607 E	—	12/21/27	3.7485% — Quarterly	3 month KRW-CD-KSDA-BLOOMBERG — Quarterly	14,607
MXN	44,700,000	16,979 E	(8,115)	12/21/27	Mexico Interbank TIIE 28 Day — 28 Days	9.06% — 28 Days	(25,094)
NOK	133,815,000	45,717 E	13,605	12/21/32	3.48% — Annually	6 month NOK-NIBOR-NIBR — Semiannually	59,323
NZD	34,615,000	429,871 E	(46,123)	12/21/32	3 month NZD-BBR-FRA — Quarterly	4.175% — Semiannually	(475,994)
PLN	8,230,000	54,724 E	(1,224)	12/21/27	6.20% — Annually	6 month WIBOR — Semiannually	53,500
SEK	223,337,000	434,895 E	(49,723)	12/21/32	2.925% — Annually	3 month SEK-STIBOR-SIDE — Quarterly	385,171
SGD	4,850,000	30,122 E	(32)	12/21/27	3.305% — Semiannually	Compounded Singapore Overnight Rate Average — Semiannually	30,089

Diversified Income Trust 81

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/22 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
THB	153,250,000	$50,176 E	$—	12/21/27	Thailand Overnight Repo Rate ON — Quarterly	2.725% — Quarterly	$(50,176)
ZAR	41,420,000	34,532 E	(769)	12/21/27	3 month ZAR-JIBAR-SAFEX — Quarterly	8.58% — Quarterly	(35,301)
Total			$3,455,069	$34,043,312
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/22
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
$13,562,248	$11,888,200	$—	9/29/25	(0.165%) — Annually	Ephesus Funding DAC, 3.80%, Series 2020−01, 9/22/25 — Annually	$(1,658,774)
13,597,326	13,049,953	—	7/17/24	3.825% (Secured Overnight Financing Rate minus 0.12%) — Quarterly	Pera Funding DAC, 3.825%, Series 2019−01, 7/10/24 — Quarterly	(541,523)
Upfront premium received		—		Unrealized appreciation		—
Upfront premium (paid)		—		Unrealized (depreciation)		(2,200,297)
Total		$—		Total	$(2,200,297)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/22
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B+/P	$39,713	$417,179	$93,740	5/11/63	300 bp — Monthly	$(53,814)
CMBX NA BBB−.6 Index	B+/P	79,608	948,526	213,134	5/11/63	300 bp — Monthly	(133,042)
CMBX NA BBB−.6 Index	B+/P	163,473	1,901,361	427,236	5/11/63	300 bp — Monthly	(262,792)
CMBX NA BBB−.6 Index	B+/P	155,838	1,963,112	441,111	5/11/63	300 bp — Monthly	(284,271)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	A-/P	1,843	6,915	705	5/11/63	200 bp — Monthly	1,139
CMBX NA A.6 Index	A-/P	2,723	11,316	1,154	5/11/63	200 bp — Monthly	1,572

82 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA A.6 Index	A-/P	$6,851	$33,947	$3,463	5/11/63	200 bp — Monthly	$3,400
CMBX NA A.6 Index	A-/P	9,975	37,719	3,847	5/11/63	200 bp — Monthly	6,140
CMBX NA A.6 Index	A-/P	13,865	74,180	7,566	5/11/63	200 bp — Monthly	6,323
CMBX NA A.6 Index	A-/P	21,048	74,809	7,631	5/11/63	200 bp — Monthly	13,443
CMBX NA A.6 Index	A-/P	33,180	148,989	15,197	5/11/63	200 bp — Monthly	18,033
CMBX NA BB.11 Index	BB−/P	877,445	1,553,000	345,387	11/18/54	500 bp — Monthly	533,352
CMBX NA BB.13 Index	BB−/P	12,597	126,000	34,247	12/16/72	500 bp — Monthly	(21,545)
CMBX NA BB.13 Index	BB−/P	12,757	140,000	38,052	12/16/72	500 bp — Monthly	(25,179)
CMBX NA BB.13 Index	BB−/P	20,857	221,000	60,068	12/16/72	500 bp — Monthly	(39,027)
CMBX NA BB.13 Index	BB−/P	50,236	551,000	149,762	12/16/72	500 bp — Monthly	(99,066)
CMBX NA BB.14 Index	BB/P	90,124	822,000	201,801	12/16/72	500 bp — Monthly	(110,991)
CMBX NA BB.6 Index	CCC+/P	84,138	159,553	64,013	5/11/63	500 bp — Monthly	20,260
CMBX NA BB.6 Index	CCC+/P	2,294,788	12,154,132	4,876,238	5/11/63	500 bp — Monthly	(2,571,162)
CMBX NA BB.7 Index	B-/P	596,583	11,690,000	3,897,446	1/17/47	500 bp — Monthly	(3,291,122)
CMBX NA BB.9 Index	B/P	60,061	295,000	96,259	9/17/58	500 bp — Monthly	(35,951)
CMBX NA BB.9 Index	B/P	381,487	1,868,000	609,528	9/17/58	500 bp — Monthly	(226,484)
CMBX NA BBB−.10 Index	BB+/P	48,888	394,000	73,284	11/17/59	300 bp — Monthly	(24,198)
CMBX NA BBB−.10 Index	BB+/P	94,147	863,000	160,518	11/17/59	300 bp — Monthly	(65,939)
CMBX NA BBB−.11 Index	BBB−/P	197,118	3,147,000	514,220	11/18/54	300 bp — Monthly	(315,529)
CMBX NA BBB−.12 Index	BBB−/P	69,907	441,000	80,703	8/17/61	300 bp — Monthly	(10,575)
CMBX NA BBB−.12 Index	BBB−/P	28,903	693,000	126,819	8/17/61	300 bp — Monthly	(97,570)
CMBX NA BBB−.12 Index	BBB−/P	122,459	2,078,000	380,274	8/17/61	300 bp — Monthly	(256,776)
CMBX NA BBB−.13 Index	BBB−/P	52,918	1,130,000	224,531	12/16/72	300 bp — Monthly	(171,049)

Diversified Income Trust 83

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.15 Index	BBB−/P	$26,114	$250,000	$52,850	11/18/64	300 bp — Monthly	$(26,611)
CMBX NA BBB−.15 Index	BBB−/P	10,025	59,000	12,473	11/18/64	300 bp — Monthly	(2,418)
Credit Suisse International
CMBX NA BB.7 Index	B-/P	369,046	2,759,000	919,851	1/17/47	500 bp — Monthly	(548,506)
CMBX NA BBB−.7 Index	BB−/P	1,788,740	24,200,000	4,905,340	1/17/47	300 bp — Monthly	(3,104,500)
Deutsche Bank AG
CMBX NA BBB−.6 Index	B+/P	54,693	368,353	82,769	5/11/63	300 bp — Monthly	(27,888)
Goldman Sachs International
CMBX NA BB.6 Index	CCC+/P	126,578	281,877	113,089	5/11/63	500 bp — Monthly	13,727
CMBX NA BB.6 Index	CCC+/P	664,734	1,227,038	492,288	5/11/63	500 bp — Monthly	173,485
CMBX NA BB.6 Index	CCC+/P	657,801	1,517,272	608,730	5/11/63	500 bp — Monthly	50,355
CMBX NA BB.9 Index	B/P	1,088,578	2,692,000	878,400	9/17/58	500 bp — Monthly	212,421
CMBX NA BBB−.13 Index	BBB−/P	3,957	86,000	17,088	12/16/72	300 bp — Monthly	(13,089)
CMBX NA BBB−.14 Index	BBB−/P	490	17,000	3,471	12/16/72	300 bp — Monthly	(2,973)
CMBX NA BBB−.14 Index	BBB−/P	2,384	43,000	8,781	12/16/72	300 bp — Monthly	(6,376)
CMBX NA BBB−.14 Index	BBB−/P	1,887	65,500	13,375	12/16/72	300 bp — Monthly	(11,456)
CMBX NA BBB−.14 Index	BBB−/P	3,221	66,000	13,477	12/16/72	300 bp — Monthly	(10,223)
CMBX NA BBB−.14 Index	BBB−/P	2,690	71,000	14,498	12/16/72	300 bp — Monthly	(11,772)
CMBX NA BBB−.14 Index	BBB−/P	176,076	1,028,500	210,020	12/16/72	300 bp — Monthly	(33,428)
CMBX NA BBB−.14 Index	BBB−/P	430,255	2,832,000	578,294	12/16/72	300 bp — Monthly	(146,623)
CMBX NA BBB−.15 Index	BBB−/P	41,595	450,000	95,130	11/18/64	300 bp — Monthly	(53,311)
CMBX NA BBB−.15 Index	BBB−/P	40,067	450,000	95,130	11/18/64	300 bp — Monthly	(54,837)
CMBX NA BBB−.15 Index	BBB−/P	28,578	460,000	97,244	11/18/64	300 bp — Monthly	(68,437)
CMBX NA BBB−.6 Index	B+/P	2,885	27,285	6,131	5/11/63	300 bp — Monthly	(3,232)
CMBX NA BBB−.6 Index	B+/P	8,069	68,932	15,489	5/11/63	300 bp — Monthly	(7,384)

84 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	B+/P	$12,522	$85,446	$19,200	5/11/63	300 bp — Monthly	$(6,634)
CMBX NA BBB−.6 Index	B+/P	12,549	89,755	20,168	5/11/63	300 bp — Monthly	(7,573)
CMBX NA BBB−.6 Index	B+/P	6,424	93,345	20,975	5/11/63	300 bp — Monthly	(14,503)
CMBX NA BBB−.6 Index	B+/P	16,851	104,115	23,395	5/11/63	300 bp — Monthly	(6,490)
CMBX NA BBB−.6 Index	B+/P	8,498	117,758	26,460	5/11/63	300 bp — Monthly	(17,903)
CMBX NA BBB−.6 Index	B+/P	12,090	118,476	26,622	5/11/63	300 bp — Monthly	(14,471)
CMBX NA BBB−.6 Index	B+/P	12,163	118,476	26,622	5/11/63	300 bp — Monthly	(14,398)
CMBX NA BBB−.6 Index	B+/P	29,106	193,152	43,401	5/11/63	300 bp — Monthly	(14,196)
CMBX NA BBB−.6 Index	B+/P	43,555	207,513	46,628	5/11/63	300 bp — Monthly	(2,967)
CMBX NA BBB−.6 Index	B+/P	24,526	258,493	58,083	5/11/63	300 bp — Monthly	(33,426)
CMBX NA BBB−.6 Index	B+/P	29,842	337,477	75,831	5/11/63	300 bp — Monthly	(45,817)
CMBX NA BBB−.6 Index	B+/P	148,373	389,176	87,448	5/11/63	300 bp — Monthly	61,123
CMBX NA BBB−.6 Index	B+/P	78,601	511,960	115,037	5/11/63	300 bp — Monthly	(36,175)
CMBX NA BBB−.6 Index	B+/P	124,294	655,567	147,306	5/11/63	300 bp — Monthly	(22,678)
CMBX NA BBB−.6 Index	B+/P	96,615	664,184	149,242	5/11/63	300 bp — Monthly	(52,288)
CMBX NA BBB−.6 Index	B+/P	98,727	706,548	158,761	5/11/63	300 bp — Monthly	(59,674)
CMBX NA BBB−.6 Index	B+/P	289,000	781,224	175,541	5/11/63	300 bp — Monthly	113,858
CMBX NA BBB−.6 Index	B+/P	207,104	968,631	217,651	5/11/63	300 bp — Monthly	(10,053)
CMBX NA BBB−.6 Index	B+/P	157,809	1,012,432	227,493	5/11/63	300 bp — Monthly	(69,167)
CMBX NA BBB−.6 Index	B+/P	74,547	1,059,822	238,142	5/11/63	300 bp — Monthly	(163,054)
CMBX NA BBB−.6 Index	B+/P	183,902	1,181,170	265,409	5/11/63	300 bp — Monthly	(80,904)
CMBX NA BBB−.6 Index	B+/P	243,062	1,186,915	266,700	5/11/63	300 bp — Monthly	(23,031)
CMBX NA BBB−.6 Index	B+/P	222,998	1,474,129	331,237	5/11/63	300 bp — Monthly	(107,486)

Diversified Income Trust 85

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	B+/P	$251,962	$1,621,327	$364,312	5/11/63	300 bp — Monthly	$(111,522)
CMBX NA BBB−.6 Index	B+/P	251,962	1,621,327	364,312	5/11/63	300 bp — Monthly	(111,522)
CMBX NA BBB−.6 Index	B+/P	350,890	1,626,353	365,442	5/11/63	300 bp — Monthly	(13,721)
CMBX NA BBB−.7 Index	BB−/P	77,611	1,050,000	212,835	1/17/47	300 bp — Monthly	(134,699)
CMBX NA BBB−.7 Index	BB−/P	398,239	3,442,000	697,693	1/17/47	300 bp — Monthly	(297,733)
JPMorgan Securities LLC
CMBX NA BB.10 Index	B+/P	47,420	591,000	196,685	5/11/63	500 bp — Monthly	(148,772)
CMBX NA BBB−.12 Index	BBB−/P	101,523	845,000	154,635	8/17/61	300 bp — Monthly	(52,689)
CMBX NA BBB−.13 Index	BBB−/P	96,491	730,000	145,051	12/16/72	300 bp — Monthly	(48,195)
CMBX NA BBB−.8 Index	BB/P	133,327	855,000	147,915	10/17/57	300 bp — Monthly	(14,161)
Merrill Lynch International
CMBX NA BB.6 Index	CCC+/P	1,226	4,559	1,829	5/11/63	500 bp — Monthly	(599)
CMBX NA BB.6 Index	CCC+/P	75,365	512,089	205,450	5/11/63	500 bp — Monthly	(129,651)
CMBX NA BBB−.6 Index	B+/P	1,670,577	4,451,827	1,000,326	5/11/63	300 bp — Monthly	672,525
Morgan Stanley & Co. International PLC
CMBX NA BB.13 Index	BB−/P	18,044	194,000	52,729	12/16/72	500 bp — Monthly	(34,523)
CMBX NA BB.13 Index	BB−/P	18,179	198,000	53,816	12/16/72	500 bp — Monthly	(35,472)
CMBX NA BB.13 Index	BB−/P	21,553	235,000	63,873	12/16/72	500 bp — Monthly	(42,124)
CMBX NA BB.13 Index	BB−/P	37,958	396,000	107,633	12/16/72	500 bp — Monthly	(69,345)
CMBX NA BB.13 Index	BB−/P	55,679	579,000	157,372	12/16/72	500 bp — Monthly	(101,211)
CMBX NA BB.13 Index	BB−/P	194,713	2,108,000	572,954	12/16/72	500 bp — Monthly	(376,485)
CMBX NA BB.13 Index	BB−/P	278,363	2,973,000	808,061	12/16/72	500 bp — Monthly	(527,221)
CMBX NA BB.6 Index	CCC+/P	5,423	22,793	9,145	5/11/63	500 bp — Monthly	(3,703)
CMBX NA BB.6 Index	CCC+/P	16,168	101,050	40,541	5/11/63	500 bp — Monthly	(24,288)
CMBX NA BB.6 Index	CCC+/P	75,114	134,480	53,954	5/11/63	500 bp — Monthly	21,275

86 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.6 Index	CCC+/P	$103,320	$186,905	$74,986	5/11/63	500 bp — Monthly	$28,492
CMBX NA BB.6 Index	CCC+/P	631,813	1,417,742	568,798	5/11/63	500 bp — Monthly	64,215
CMBX NA BB.8 Index	B-/P	12,950	35,754	13,415	10/17/57	500 bp — Monthly	(435)
CMBX NA BBB−.12 Index	BBB−/P	50,445	856,000	156,648	8/17/61	300 bp — Monthly	(105,775)
CMBX NA BBB−.12 Index	BBB−/P	126,273	2,941,000	538,203	8/17/61	300 bp — Monthly	(410,459)
CMBX NA BBB−.13 Index	BBB−/P	643	7,000	1,391	12/16/72	300 bp — Monthly	(744)
CMBX NA BBB−.13 Index	BBB−/P	2,834	51,000	10,134	12/16/72	300 bp — Monthly	(7,274)
CMBX NA BBB−.13 Index	BBB−/P	10,328	113,000	22,453	12/16/72	300 bp — Monthly	(12,068)
CMBX NA BBB−.14 Index	BBB−/P	191,879	1,191,000	243,202	12/16/72	300 bp — Monthly	(50,727)
CMBX NA BBB−.14 Index	BBB−/P	254,871	1,549,000	316,306	12/16/72	300 bp — Monthly	(60,661)
CMBX NA BBB−.14 Index	BBB−/P	514,334	3,098,000	632,612	12/16/72	300 bp — Monthly	(116,729)
CMBX NA BBB−.15 Index	BBB−/P	6,701	73,000	15,432	11/18/64	300 bp — Monthly	(8,695)
CMBX NA BBB−.15 Index	BBB−/P	92,486	1,561,000	329,995	11/18/64	300 bp — Monthly	(236,729)
CMBX NA BBB−.15 Index	BBB−/P	249,896	1,585,000	335,069	11/18/64	300 bp — Monthly	(83,037)
CMBX NA BBB−.9 Index	BB+/P	22,233	229,000	44,678	9/17/58	300 bp — Monthly	(22,333)
Upfront premium received		19,733,944		Unrealized appreciation		2,015,138
Upfront premium (paid)		—		Unrealized (depreciation)		(16,425,336)
Total		$19,733,944		Total		$(14,410,198)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2022. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Diversified Income Trust 87

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/22
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$(308,747)	$2,410,860	$245,908	5/11/63	(200 bp) — Monthly	$(63,644)
CMBX NA A.6 Index	944	69,151	7,053	5/11/63	(200 bp) — Monthly	7,974
CMBX NA BB.10 Index	(1,135,828)	4,711,000	1,567,821	11/17/59	(500 bp) — Monthly	428,067
CMBX NA BB.10 Index	(166,877)	1,599,000	532,147	11/17/59	(500 bp) — Monthly	363,938
CMBX NA BB.10 Index	(138,486)	1,263,000	420,326	11/17/59	(500 bp) — Monthly	280,788
CMBX NA BB.10 Index	(304,980)	1,196,000	398,029	11/17/59	(500 bp) — Monthly	92,052
CMBX NA BB.11 Index	(148,735)	1,148,000	255,315	11/18/54	(500 bp) — Monthly	105,623
CMBX NA BB.11 Index	(14,231)	279,000	62,050	11/18/54	(500 bp) — Monthly	47,586
CMBX NA BB.11 Index	(4,098)	79,000	17,570	11/18/54	(500 bp) — Monthly	13,406
CMBX NA BB.11 Index	(2,612)	38,000	8,451	11/18/54	(500 bp) — Monthly	5,807
CMBX NA BB.11 Index	(650)	9,000	2,002	11/18/54	(500 bp) — Monthly	1,344
CMBX NA BB.8 Index	(12,436)	34,787	13,052	10/17/57	(500 bp) — Monthly	587
CMBX NA BB.8 Index	(176)	966	363	10/17/57	(500 bp) — Monthly	186
CMBX NA BBB−.10 Index	(199,963)	1,163,000	216,318	11/17/59	(300 bp) — Monthly	15,774
CMBX NA BBB−.10 Index	(36,331)	285,000	53,010	11/17/59	(300 bp) — Monthly	16,537
CMBX NA BBB−.10 Index	(35,980)	155,000	28,830	11/17/59	(300 bp) — Monthly	(7,228)
CMBX NA BBB−.10 Index	(25,050)	105,000	19,530	11/17/59	(300 bp) — Monthly	(5,573)
CMBX NA BBB−.10 Index	(18,118)	83,000	15,438	11/17/59	(300 bp) — Monthly	(2,722)
CMBX NA BBB−.10 Index	(16,758)	77,000	14,322	11/17/59	(300 bp) — Monthly	(2,474)
CMBX NA BBB−.10 Index	(3,915)	32,000	5,952	11/17/59	(300 bp) — Monthly	2,021
CMBX NA BBB−.10 Index	(1,275)	10,000	1,860	11/17/59	(300 bp) — Monthly	580
CMBX NA BBB−.11 Index	(182,977)	560,000	91,504	11/18/54	(300 bp) — Monthly	(91,753)

88 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.11 Index	$(9,714)	$66,000	$10,784	11/18/54	(300 bp) — Monthly	$1,037
CMBX NA BBB−.11 Index	(3,201)	10,000	1,634	11/18/54	(300 bp) — Monthly	(1,572)
CMBX NA BBB−.12 Index	(546,451)	1,636,000	299,388	8/17/61	(300 bp) — Monthly	(247,881)
CMBX NA BBB−.12 Index	(503,662)	1,449,000	265,167	8/17/61	(300 bp) — Monthly	(239,220)
CMBX NA BBB−.12 Index	(319,733)	1,417,000	259,311	8/17/61	(300 bp) — Monthly	(61,130)
CMBX NA BBB−.12 Index	(273,332)	818,000	149,694	8/17/61	(300 bp) — Monthly	(124,046)
CMBX NA BBB−.12 Index	(6,402)	93,000	17,019	8/17/61	(300 bp) — Monthly	10,570
CMBX NA BBB−.12 Index	(31,987)	91,000	16,653	8/17/61	(300 bp) — Monthly	(15,380)
CMBX NA BBB−.12 Index	(2,760)	46,000	8,418	8/17/61	(300 bp) — Monthly	5,635
CMBX NA BBB−.12 Index	(11,274)	33,000	6,039	8/17/61	(300 bp) — Monthly	(5,251)
CMBX NA BBB−.13 Index	(40,889)	803,000	159,556	12/16/72	(300 bp) — Monthly	118,266
CMBX NA BBB−.13 Index	(35,550)	705,000	140,084	12/16/72	(300 bp) — Monthly	104,181
CMBX NA BBB−.13 Index	(13,627)	233,000	46,297	12/16/72	(300 bp) — Monthly	32,554
CMBX NA BBB−.13 Index	(7,775)	142,000	28,215	12/16/72	(300 bp) — Monthly	20,369
CMBX NA BBB−.6 Index	(1,357,348)	4,720,373	1,060,668	5/11/63	(300 bp) — Monthly	(299,090)
CMBX NA BBB−.6 Index	(1,221,166)	3,832,879	861,248	5/11/63	(300 bp) — Monthly	(361,875)
CMBX NA BBB−.6 Index	(1,127,919)	2,915,229	655,052	5/11/63	(300 bp) — Monthly	(474,355)
CMBX NA BBB−.6 Index	(446,430)	1,573,936	353,663	5/11/63	(300 bp) — Monthly	(93,570)
CMBX NA BBB−.6 Index	(445,814)	1,573,936	353,663	5/11/63	(300 bp) — Monthly	(92,954)
CMBX NA BBB−.6 Index	(485,358)	1,415,968	318,168	5/11/63	(300 bp) — Monthly	(167,913)
CMBX NA BBB−.6 Index	(269,166)	778,352	174,896	5/11/63	(300 bp) — Monthly	(94,668)
CMBX NA BBB−.6 Index	(95,346)	365,481	82,124	5/11/63	(300 bp) — Monthly	(13,409)
CMBX NA BBB−.7 Index	(39,813)	182,000	36,891	1/17/47	(300 bp) — Monthly	(3,012)

Diversified Income Trust 89

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.8 Index	$(492,515)	$3,147,000	$544,431	10/17/57	(300 bp) — Monthly	$50,343
CMBX NA BBB−.8 Index	(491,742)	3,111,000	538,203	10/17/57	(300 bp) — Monthly	44,905
CMBX NA BBB−.8 Index	(490,037)	3,088,000	534,224	10/17/57	(300 bp) — Monthly	42,644
CMBX NA BBB−.8 Index	(322,656)	2,065,000	357,245	10/17/57	(300 bp) — Monthly	33,556
CMBX NA BBB−.8 Index	(203,953)	1,425,000	246,525	10/17/57	(300 bp) — Monthly	41,859
CMBX NA BBB−.8 Index	(100,177)	722,000	124,906	10/17/57	(300 bp) — Monthly	24,367
CMBX NA BBB−.8 Index	(54,667)	394,000	68,162	10/17/57	(300 bp) — Monthly	13,297
CMBX NA BBB−.8 Index	(26,093)	196,000	33,908	10/17/57	(300 bp) — Monthly	7,718
CMBX NA BBB−.8 Index	(22,500)	150,000	25,950	10/17/57	(300 bp) — Monthly	3,375
CMBX NA BBB−.9 Index	(119,951)	507,000	98,916	9/17/58	(300 bp) — Monthly	(21,289)
Credit Suisse International
CMBX NA BB.10 Index	(467,516)	3,504,000	1,166,131	11/17/59	(500 bp) — Monthly	695,694
CMBX NA BB.10 Index	(415,378)	3,493,000	1,162,470	11/17/59	(500 bp) — Monthly	744,181
CMBX NA BB.10 Index	(227,964)	1,834,000	610,355	11/17/59	(500 bp) — Monthly	380,863
CMBX NA BBB−.7 Index	(83,041)	1,059,000	214,659	1/17/47	(300 bp) — Monthly	131,089
Goldman Sachs International
CMBX NA A.6 Index	(10,136)	96,183	9,811	5/11/63	(200 bp) — Monthly	(358)
CMBX NA A.6 Index	(5,070)	32,690	3,334	5/11/63	(200 bp) — Monthly	(1,747)
CMBX NA A.6 Index	(4,773)	29,546	3,014	5/11/63	(200 bp) — Monthly	(1,770)
CMBX NA A.6 Index	(3,488)	22,631	2,308	5/11/63	(200 bp) — Monthly	(1,187)
CMBX NA A.6 Index	(2,713)	17,602	1,795	5/11/63	(200 bp) — Monthly	(923)
CMBX NA A.6 Index	(2,713)	17,602	1,795	5/11/63	(200 bp) — Monthly	(923)
CMBX NA A.6 Index	(944)	7,544	769	5/11/63	(200 bp) — Monthly	(177)
CMBX NA A.6 Index	(872)	6,286	641	5/11/63	(200 bp) — Monthly	(233)

90 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA A.6 Index	$(413)	$3,143	$321	5/11/63	(200 bp) — Monthly	$(93)
CMBX NA A.6 Index	(407)	3,143	321	5/11/63	(200 bp) — Monthly	(87)
CMBX NA A.6 Index	(413)	3,143	321	5/11/63	(200 bp) — Monthly	(93)
CMBX NA A.6 Index	(417)	3,143	321	5/11/63	(200 bp) — Monthly	(97)
CMBX NA A.6 Index	(245)	1,886	192	5/11/63	(200 bp) — Monthly	(53)
CMBX NA A.6 Index	(96)	629	64	5/11/63	(200 bp) — Monthly	(32)
CMBX NA BB.10 Index	(29,639)	131,000	43,597	11/17/59	(500 bp) — Monthly	13,849
CMBX NA BB.9 Index	(78,324)	492,000	160,540	9/17/58	(500 bp) — Monthly	81,805
CMBX NA BB.9 Index	(10,382)	65,000	21,210	9/17/58	(500 bp) — Monthly	10,773
CMBX NA BB.9 Index	(2,380)	20,000	6,526	9/17/58	(500 bp) — Monthly	4,129
CMBX NA BB.9 Index	(505)	13,000	4,242	9/17/58	(500 bp) — Monthly	3,726
CMBX NA BBB−.10 Index	(8,311)	38,000	7,068	11/17/59	(300 bp) — Monthly	(1,262)
CMBX NA BBB−.12 Index	(7,408)	38,000	6,954	8/17/61	(300 bp) — Monthly	(473)
CMBX NA BBB−.12 Index	(9,118)	27,000	4,941	8/17/61	(300 bp) — Monthly	(4,191)
CMBX NA BBB−.13 Index	(2,955)	39,000	7,749	12/16/72	(300 bp) — Monthly	4,774
CMBX NA BBB−.6 Index	(1,816,213)	4,785,714	1,075,350	5/11/63	(300 bp) — Monthly	(743,306)
CMBX NA BBB−.6 Index	(5,649)	16,515	3,711	5/11/63	(300 bp) — Monthly	(1,947)
CMBX NA BBB−.7 Index	(410,020)	5,000,000	1,013,500	1/17/47	(300 bp) — Monthly	600,980
JPMorgan Securities LLC
CMBX NA A.6 Index	(163)	1,257	128	5/11/63	(200 bp) — Monthly	(35)
CMBX NA A.6 Index	(162)	1,257	128	5/11/63	(200 bp) — Monthly	(34)
CMBX NA BB.17 Index	(6,148,112)	12,556,000	4,186,170	1/17/47	(500 bp) — Monthly	(1,972,404)
CMBX NA BB.9 Index	(1,074,893)	2,175,000	709,703	9/17/58	(500 bp) — Monthly	(367,003)
CMBX NA BBB−.10 Index	(195,571)	1,551,000	288,486	11/17/59	(300 bp) — Monthly	92,140

Diversified Income Trust 91

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB−.11 Index	$(22,028)	$200,000	$32,680	11/18/54	(300 bp) — Monthly	$10,552
CMBX NA BBB−.12 Index	(1,802)	15,000	2,745	8/17/61	(300 bp) — Monthly	935
CMBX NA BBB−.7 Index	(4,366,588)	18,600,000	3,770,220	1/17/47	(300 bp) — Monthly	(605,669)
Merrill Lynch International
CMBX NA BB.10 Index	(181,851)	3,196,000	1,063,629	11/17/59	(500 bp) — Monthly	879,115
CMBX NA BB.7 Index	(9,888)	57,000	19,004	1/17/47	(500 bp) — Monthly	9,068
CMBX NA BBB−.10 Index	(10,617)	49,000	9,114	11/17/59	(300 bp) — Monthly	(1,527)
CMBX NA BBB−.7 Index	(89,077)	1,087,000	220,335	1/17/47	(300 bp) — Monthly	130,714
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	(10,140)	65,379	6,669	5/11/63	(200 bp) — Monthly	(3,493)
CMBX NA A.6 Index	(3,488)	22,631	2,308	5/11/63	(200 bp) — Monthly	(1,187)
CMBX NA A.6 Index	(1,931)	12,573	1,282	5/11/63	(200 bp) — Monthly	(653)
CMBX NA A.6 Index	(1,817)	11,944	1,218	5/11/63	(200 bp) — Monthly	(603)
CMBX NA A.6 Index	(1,370)	10,058	1,026	5/11/63	(200 bp) — Monthly	(347)
CMBX NA A.6 Index	(1,178)	8,172	834	5/11/63	(200 bp) — Monthly	(347)
CMBX NA A.6 Index	(735)	5,658	577	5/11/63	(200 bp) — Monthly	(160)
CMBX NA A.6 Index	(503)	3,772	385	5/11/63	(200 bp) — Monthly	(119)
CMBX NA BB.10 Index	(164,027)	1,564,000	520,499	11/17/59	(500 bp) — Monthly	355,169
CMBX NA BB.10 Index	(422,820)	1,392,000	463,258	11/17/59	(500 bp) — Monthly	39,278
CMBX NA BB.10 Index	(37,576)	160,000	53,248	11/17/59	(500 bp) — Monthly	15,538
CMBX NA BB.7 Index	(192,058)	996,000	332,066	1/17/47	(500 bp) — Monthly	139,179
CMBX NA BB.7 Index	(158,631)	786,000	262,052	1/17/47	(500 bp) — Monthly	102,767
CMBX NA BB.7 Index	(131,172)	701,000	233,713	1/17/47	(500 bp) — Monthly	101,957
CMBX NA BB.7 Index	(134,942)	671,000	223,711	1/17/47	(500 bp) — Monthly	88,211

92 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(141,628)	$1,064,000	$347,183	9/17/58	(500 bp) — Monthly	$204,669
CMBX NA BB.9 Index	(128,586)	855,000	278,987	9/17/58	(500 bp) — Monthly	149,688
CMBX NA BB.9 Index	(2,505)	71,000	23,167	9/17/58	(500 bp) — Monthly	20,603
CMBX NA BB.9 Index	(2,339)	38,000	12,399	9/17/58	(500 bp) — Monthly	10,029
CMBX NA BB.9 Index	(2,461)	18,000	5,873	9/17/58	(500 bp) — Monthly	3,397
CMBX NA BB.9 Index	(547)	14,000	4,568	9/17/58	(500 bp) — Monthly	4,009
CMBX NA BB.9 Index	(1,514)	10,000	3,263	9/17/58	(500 bp) — Monthly	1,741
CMBX NA BB.9 Index	(431)	7,000	2,284	9/17/58	(500 bp) — Monthly	1,848
CMBX NA BB.9 Index	(347)	7,000	2,284	9/17/58	(500 bp) — Monthly	1,931
CMBX NA BB.9 Index	(757)	5,000	1,632	9/17/58	(500 bp) — Monthly	871
CMBX NA BB.9 Index	(54)	1,000	326	9/17/58	(500 bp) — Monthly	271
CMBX NA BBB−.10 Index	(288,475)	2,338,000	434,868	11/17/59	(300 bp) — Monthly	145,224
CMBX NA BBB−.10 Index	(144,191)	1,665,000	309,690	11/17/59	(300 bp) — Monthly	164,667
CMBX NA BBB−.10 Index	(160,942)	1,269,000	236,034	11/17/59	(300 bp) — Monthly	74,457
CMBX NA BBB−.10 Index	(166,387)	987,000	183,582	11/17/59	(300 bp) — Monthly	16,702
CMBX NA BBB−.10 Index	(83,477)	385,000	71,610	11/17/59	(300 bp) — Monthly	(12,060)
CMBX NA BBB−.10 Index	(73,306)	339,000	63,054	11/17/59	(300 bp) — Monthly	(10,422)
CMBX NA BBB−.10 Index	(17,975)	76,000	14,136	11/17/59	(300 bp) — Monthly	(3,877)
CMBX NA BBB−.10 Index	(16,090)	66,000	12,276	11/17/59	(300 bp) — Monthly	(3,847)
CMBX NA BBB−.10 Index	(7,309)	61,000	11,346	11/17/59	(300 bp) — Monthly	4,007
CMBX NA BBB−.10 Index	(8,950)	41,000	7,626	11/17/59	(300 bp) — Monthly	(1,344)
CMBX NA BBB−.10 Index	(8,954)	39,000	7,254	11/17/59	(300 bp) — Monthly	(1,720)
CMBX NA BBB−.10 Index	(2,537)	20,000	3,720	11/17/59	(300 bp) — Monthly	1,173

Diversified Income Trust 93

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/22 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.11 Index	$(191,080)	$1,214,000	$198,368	11/18/54	(300 bp) — Monthly	$6,681
CMBX NA BBB−.11 Index	(6,355)	112,000	18,301	11/18/54	(300 bp) — Monthly	11,890
CMBX NA BBB−.12 Index	(221,082)	973,000	178,059	8/17/61	(300 bp) — Monthly	(43,510)
CMBX NA BBB−.12 Index	(58,425)	189,000	34,587	8/17/61	(300 bp) — Monthly	(23,932)
CMBX NA BBB−.12 Index	(1,154)	28,000	5,124	8/17/61	(300 bp) — Monthly	3,956
CMBX NA BBB−.13 Index	(5,978)	97,000	19,274	12/16/72	(300 bp) — Monthly	13,247
CMBX NA BBB−.6 Index	(2,066,357)	5,352,963	1,202,811	5/11/63	(300 bp) — Monthly	(866,279)
CMBX NA BBB−.7 Index	(187,298)	2,950,000	597,965	1/17/47	(300 bp) — Monthly	409,192
CMBX NA BBB−.7 Index	(7,132)	70,000	14,189	1/17/47	(300 bp) — Monthly	7,022
CMBX NA BBB−.8 Index	(276,751)	1,779,000	307,767	10/17/57	(300 bp) — Monthly	30,126
CMBX NA BBB−.8 Index	(35,313)	226,000	39,098	10/17/57	(300 bp) — Monthly	3,673
CMBX NA BBB−.8 Index	(25,906)	181,000	31,313	10/17/57	(300 bp) — Monthly	5,316
Upfront premium received	944		Unrealized appreciation		7,869,822
Upfront premium (paid)	(33,690,467)		Unrealized (depreciation)		(7,169,533)
Total	$(33,689,523)		Total		$700,289
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/22
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
CDX NA HY Series 38 Index	B+/P	$(75,927)	$19,073,340	$444,600	6/20/27	500 bp — Quarterly	$(491,387)
Total	$(75,927)		$(491,387)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2022. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

94 Diversified Income Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$15,123,222	$—
Convertible bonds and notes	—	63,141,705	—
Corporate bonds and notes	—	250,738,926	—
Foreign government and agency bonds and notes	—	142,129,714	—
Mortgage-backed securities	—	658,988,798	—
Purchased options outstanding	—	150	—
Purchased swap options outstanding	—	12,857,572	—
Senior loans	—	19,560,381	—
U.S. government and agency mortgage obligations	—	1,297,759,018	—
U.S. treasury obligations	—	2,419,338	—
Warrants	—	—	11
Short-term investments	20,431,000	537,080,710	—
Totals by level	$20,431,000	$2,999,799,534	$11

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$2,989,753	$—
Futures contracts	1,368,399	—	—
Written options outstanding	—	(5,530,200)	—
Written swap options outstanding	—	(79,662,432)	—
Forward premium swap option contracts	—	(49,280,463)	—
TBA sale commitments	—	(469,255,084)	—
Interest rate swap contracts	—	55,355,974	—
Total return swap contracts	—	(2,200,297)	—
Credit default contracts	—	(169,790)	—
Totals by level	$1,368,399	$(547,752,539)	$—
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust 95

Statement of assets and liabilities 9/30/22

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $3,139,671,472)	$2,894,739,038
Affiliated issuers (identified cost $125,491,507) (Note 5)	125,491,507
Cash	394,871
Foreign currency (cost $14,285) (Note 1)	14,247
Interest and other receivables	17,146,279
Receivable for shares of the fund sold	1,138,698
Receivable for investments sold	27,369,588
Receivable for sales of TBA securities (Note 1)	315,351,406
Receivable for variation margin on futures contracts (Note 1)	88,237
Receivable for variation margin on centrally cleared swap contracts (Note 1)	70,480,575
Unrealized appreciation on forward currency contracts (Note 1)	6,453,881
Unrealized appreciation on forward premium swap option contracts (Note 1)	148,316,258
Unrealized appreciation on OTC swap contracts (Note 1)	42,488,177
Premium paid on OTC swap contracts (Note 1)	33,690,467
Prepaid assets	36,274
Total assets	3,683,199,503

LIABILITIES
Payable for investments purchased	19,302,537
Payable for purchases of TBA securities (Note 1)	1,170,068,246
Payable for shares of the fund repurchased	3,462,475
Payable for compensation of Manager (Note 2)	743,355
Payable for custodian fees (Note 2)	126,445
Payable for investor servicing fees (Note 2)	448,648
Payable for Trustee compensation and expenses (Note 2)	763,727
Payable for administrative services (Note 2)	6,671
Payable for distribution fees (Note 2)	537,636
Payable for variation margin on centrally cleared swap contracts (Note 1)	64,717,671
Unrealized depreciation on forward currency contracts (Note 1)	3,464,128
Unrealized depreciation on forward premium swap option contracts (Note 1)	197,596,721
Written options outstanding, at value (premiums $88,723,195) (Note 1)	85,192,632
TBA sale commitments, at value (proceeds receivable $486,909,551) (Note 1)	469,255,084
Unrealized depreciation on OTC swap contracts (Note 1)	25,879,357
Premium received on OTC swap contracts (Note 1)	27,486,183
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	22,850,338
Other accrued expenses	363,181
Total liabilities	2,092,265,035

Net assets	$1,590,934,468

(Continued on next page)

96 Diversified Income Trust

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,242,392,197
Total distributable earnings (Note 1)	(1,651,457,729)
Total — Representing net assets applicable to capital shares outstanding	$1,590,934,468

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($617,525,862 divided by 110,461,161 shares)	$5.59
Offering price per class A share (100/96.00 of $5.59)*	$5.82
Net asset value and offering price per class B share ($3,614,026 divided by 654,838 shares)**	$5.52
Net asset value and offering price per class C share ($114,681,804 divided by 20,989,307 shares)**	$5.46
Net asset value and redemption price per class M share
($59,808,276 divided by 10,981,700 shares)	$5.45
Offering price per class M share (100/96.75 of $5.45)†	$5.63
Net asset value, offering price and redemption price per class R share
($1,860,291 divided by 338,724 shares)	$5.49
Net asset value, offering price and redemption price per class R6 share
($25,838,921 divided by 4,683,995 shares)	$5.52
Net asset value, offering price and redemption price per class Y share
($767,605,288 divided by 138,860,328 shares)	$5.53

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

†On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust 97

Statement of operations Year ended 9/30/22

INVESTMENT INCOME
Interest (net of foreign tax of $17,978) (including interest income of $1,079,443 from investments
in affiliated issuers) (Note 5)	$111,827,892
Total investment income	111,827,892

EXPENSES
Compensation of Manager (Note 2)	10,325,369
Investor servicing fees (Note 2)	2,934,276
Custodian fees (Note 2)	276,866
Trustee compensation and expenses (Note 2)	77,668
Distribution fees (Note 2)	3,751,107
Administrative services (Note 2)	52,702
Other	970,113
Total expenses	18,388,101
Expense reduction (Note 2)	(4,772)
Net expenses	18,383,329

Net investment income	93,444,563

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(175,496,508)
Net increase from payments by affiliates (Note 2)	763,493
Foreign currency transactions (Note 1)	103,958
Forward currency contracts (Note 1)	(10,890,927)
Futures contracts (Note 1)	113,648,573
Swap contracts (Note 1)	(179,825,651)
Written options (Note 1)	(101,931,875)
Total net realized loss	(353,628,937)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(48,727,288)
Assets and liabilities in foreign currencies	(31,389)
Forward currency contracts	10,778,562
Futures contracts	(5,157,418)
Swap contracts	191,486,173
Written options	(75,906,583)
Total change in net unrealized appreciation	72,442,057

Net loss on investments	(281,186,880)

Net decrease in net assets resulting from operations	$(187,742,317)

The accompanying notes are an integral part of these financial statements.

98 Diversified Income Trust

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/22	Year ended 9/30/21
Operations
Net investment income	$93,444,563	$109,151,160
Net realized loss on investments
and foreign currency transactions	(353,628,937)	(17,652,021)
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	72,442,057	2,003,793
Net increase (decrease) in net assets resulting
from operations	(187,742,317)	93,502,932
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(27,509,438)	(26,576,301)
Class B	(170,607)	(259,038)
Class C	(5,029,913)	(6,620,739)
Class M	(2,652,897)	(2,464,952)
Class R	(75,111)	(64,401)
Class R6	(1,258,413)	(1,128,173)
Class Y	(39,848,571)	(48,700,361)
From return of capital
Class A	—	(3,674,411)
Class B	—	(35,814)
Class C	—	(915,377)
Class M	—	(340,802)
Class R	—	(8,904)
Class R6	—	(155,980)
Class Y	—	(6,733,261)
Decrease from capital share transactions (Note 4)	(618,360,225)	(549,625,383)
Total decrease in net assets	(882,647,492)	(553,800,965)

NET ASSETS
Beginning of year	2,473,581,960	3,027,382,925
End of year	$1,590,934,468	$2,473,581,960

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust 99

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From return	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2022	$6.41	.29	(.87)	(.58)	(.24)	—	(.24)	$5.59	(9.29)	$617,526	1.01	4.78	1,163
September 30, 2021	6.45	.25	(.06)	.19	(.20)	(.03)	(.23)	6.41	2.83	817,914.97		3.80	1,277
September 30, 2020	6.99	.25	(.52)	(.27)	(.27)	—	(.27)	6.45	(3.91)	890,025.99		3.78	1,110
September 30, 2019	6.96	.28	.06	.34	(.31)	—	(.31)	6.99	5.00	1,109,333.98		4.05	701
September 30, 2018	7.07	.31	(.04)	.27	(.38)	—	(.38)	6.96	3.81	1,293,136.98		4.39	580
Class B
September 30, 2022	$6.33	.23[e]	(.85)	(.62)	(.19)	—	(.19)	$5.52	(9.96)	$3,614	1.76	3.77[e]	1,163
September 30, 2021	6.37	.20	(.06)	.14	(.16)	(.02)	(.18)	6.33	2.09	7,974	1.72	2.96	1,277
September 30, 2020	6.91	.20	(.52)	(.32)	(.22)	—	(.22)	6.37	(4.67)	12,991	1.74	2.99	1,110
September 30, 2019	6.88	.23	.05	.28	(.25)	—	(.25)	6.91	4.26	19,923	1.73	3.31	701
September 30, 2018	6.99	.25	(.04)	.21	(.32)	—	(.32)	6.88	3.05	29,465	1.73	3.65	580
Class C
September 30, 2022	$6.27	.23	(.85)	(.62)	(.19)	—	(.19)	$5.46	(10.04)	$114,682	1.76	3.97	1,163
September 30, 2021	6.31	.20	(.06)	.14	(.16)	(.02)	(.18)	6.27	2.13	218,082	1.72	3.05	1,277
September 30, 2020	6.85	.20	(.52)	(.32)	(.22)	—	(.22)	6.31	(4.70)	325,092	1.74	3.04	1,110
September 30, 2019	6.82	.22	.07	.29	(.26)	—	(.26)	6.85	4.31	484,676	1.73	3.33	701
September 30, 2018	6.94	.25	(.04)	.21	(.33)	—	(.33)	6.82	3.00	600,600	1.73	3.65	580
Class M
September 30, 2022	$6.25	.26	(.83)	(.57)	(.23)	—	(.23)	$5.45	(9.39)	$59,808	1.26	4.48	1,163
September 30, 2021	6.30	.23	(.06)	.17	(.19)	(.03)	(.22)	6.25	2.53	78,270	1.22	3.51	1,277
September 30, 2020	6.84	.23	(.51)	(.28)	(.26)	—	(.26)	6.30	(4.19)	86,104	1.24	3.49	1,110
September 30, 2019	6.82	.25	.06	.31	(.29)	—	(.29)	6.84	4.75	111,949	1.23	3.76	701
September 30, 2018	6.94	.28	(.04)	.24	(.36)	—	(.36)	6.82	3.53	118,582	1.23	4.11	580
Class R
September 30, 2022	$6.31	.27	(.86)	(.59)	(.23)	—	(.23)	$5.49	(9.62)	$1,860	1.26	4.56	1,163
September 30, 2021	6.35	.23	(.05)	.18	(.19)	(.03)	(.22)	6.31	2.67	2,120	1.22	3.56	1,277
September 30, 2020	6.89	.23	(.52)	(.29)	(.25)	—	(.25)	6.35	(4.18)	2,120	1.24	3.52	1,110
September 30, 2019	6.87	.25	.06	.31	(.29)	—	(.29)	6.89	4.70	2,423	1.23	3.74	701
September 30, 2018	6.98	.29	(.04)	.25	(.36)	—	(.36)	6.87	3.64	2,404	1.23	4.13	580
Class R6
September 30, 2022	$6.33	.31	(.86)	(.55)	(.26)	—	(.26)	$5.52	(8.88)	$25,839.66		5.23	1,163
September 30, 2021	6.38	.27	(.07)	.20	(.22)	(.03)	(.25)	6.33	3.07	24,944.63		4.16	1,277
September 30, 2020	6.92	.27	(.52)	(.25)	(.29)	—	(.29)	6.38	(3.60)	36,162.64		4.14	1,110
September 30, 2019	6.89	.30	.06	.36	(.33)	—	(.33)	6.92	5.42	17,243.64		4.38	701
September 30, 2018	7.00	.33	(.04)	.29	(.40)	—	(.40)	6.89	4.20	14,848.64		4.75	580

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

100 Diversified Income Trust	Diversified Income Trust 101

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From return	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class Y
September 30, 2022	$6.34	.30	(.86)	(.56)	(.25)	—	(.25)	$5.53	(9.04)	$767,605.76		5.06	1,163
September 30, 2021	6.38	.27	(.07)	.20	(.21)	(.03)	(.24)	6.34	3.08	1,324,278.72		4.10	1,277
September 30, 2020	6.91	.27	(.52)	(.25)	(.28)	—	(.28)	6.38	(3.60)	1,674,889.74		4.07	1,110
September 30, 2019	6.88	.29	.06	.35	(.32)	—	(.32)	6.91	5.30	2,529,128.73		4.33	701
September 30, 2018	7.00	.32	(.05)	.27	(.39)	—	(.39)	6.88	3.95	2,661,444.73		4.64	580

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class differences for the period due to the timing of subscriptions into the class or redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

102 Diversified Income Trust	Diversified Income Trust 103

Notes to financial statements 9/30/22

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2021 through September 30, 2022.

Putnam Diversified Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). The fund currently has significant investment exposure to residential and commercial mortgage-backed securities. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 4.00%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class M†	Up to 3.25%	None	None
Class R†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates

104 Diversified Income Trust

and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be

Diversified Income Trust 105

valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

106 Diversified Income Trust

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

Diversified Income Trust 107

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

108 Diversified Income Trust

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Diversified Income Trust 109

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $112,604,133 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $112,025,033 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2022, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$775,289,500	$397,773,166	$1,173,062,666

110 Diversified Income Trust

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from defaulted bond interest, from income on swap contracts, from interest-only securities and from litigation and/or restitution payments. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $20,452,646 to increase undistributed net investment income, $97,158 to increase paid-in capital and $20,549,804 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$617,044,128
Unrealized depreciation	(1,190,947,531)
Net unrealized depreciation	(573,903,403)
Undistributed ordinary income	95,607,011
Capital loss carryforward	(1,173,062,666)
Cost for federal income tax purposes	$3,047,749,808

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.700%	of the first $5 billion,	0.500%	of the next $50 billion,
0.650%	of the next $5 billion,	0.480%	of the next $50 billion,
0.600%	of the next $10 billion,	0.470%	of the next $100 billion and
0.550%	of the next $10 billion,	0.465%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.535% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2024, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% (prior to July 1, 2022, the annual rate was 0.40%) of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $763,493 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Diversified Income Trust 111

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,081,887	Class R	3,057
Class B	8,415	Class R6	14,404
Class C	242,360	Class Y	1,476,961
Class M	107,192	Total	$2,934,276

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $4,772 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,468, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,757,276
Class B	1.00%	1.00%	54,952
Class C	1.00%	1.00%	1,580,688
Class M	1.00%	0.50%	348,269
Class R	1.00%	0.50%	9,922
Total			$3,751,107

112 Diversified Income Trust

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $24,518 and no monies from the sale of class A and class M shares, respectively, and received $269 and $603 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $55 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$23,760,688,107	$24,065,672,494
U.S. government securities (Long-term)	—	—
Total	$23,760,688,107	$24,065,672,494

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class A	Shares	Amount	Shares	Amount
Shares sold	13,190,640	$79,686,427	22,816,622	$153,529,073
Shares issued in connection with
reinvestment of distributions	4,140,396	24,877,407	4,078,828	27,220,249
	17,331,036	104,563,834	26,895,450	180,749,322
Shares repurchased	(34,443,062)	(209,188,297)	(37,245,609)	(248,475,852)
Net decrease	(17,112,026)	$(104,624,463)	(10,350,159)	$(67,726,530)

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class B	Shares	Amount	Shares	Amount
Shares sold	9,117	$54,597	8,742	$58,148
Shares issued in connection with
reinvestment of distributions	27,353	162,901	40,943	270,144
	36,470	217,498	49,685	328,292
Shares repurchased	(641,757)	(3,854,520)	(828,600)	(5,463,049)
Net decrease	(605,287)	$(3,637,022)	(778,915)	$(5,134,757)

Diversified Income Trust 113

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class C	Shares	Amount	Shares	Amount
Shares sold	744,597	$4,431,252	2,452,912	$16,126,866
Shares issued in connection with
reinvestment of distributions	771,774	4,545,649	1,061,390	6,935,302
	1,516,371	8,976,901	3,514,302	23,062,168
Shares repurchased	(15,314,559)	(91,107,398)	(20,209,637)	(132,680,636)
Net decrease	(13,798,188)	$(82,130,497)	(16,695,335)	$(109,618,468)

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class M	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	—	—	—	—
Shares repurchased	(1,531,890)	(8,966,080)	(1,145,077)	(7,492,113)
Net decrease	(1,531,890)	$(8,966,080)	(1,145,077)	$(7,492,113)

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class R	Shares	Amount	Shares	Amount
Shares sold	20,606	$122,551	87,795	$583,083
Shares issued in connection with
reinvestment of distributions	12,371	73,007	10,855	71,314
	32,977	195,558	98,650	654,397
Shares repurchased	(30,420)	(182,293)	(96,141)	(644,060)
Net increase	2,557	$13,265	2,509	$10,337

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	2,965,288	$18,039,717	1,220,574	$8,098,132
Shares issued in connection with
reinvestment of distributions	163,900	971,483	191,070	1,260,223
	3,129,188	19,011,200	1,411,644	9,358,355
Shares repurchased	(2,383,571)	(14,255,753)	(3,142,326)	(20,440,899)
Net increase (decrease)	745,617	$4,755,447	(1,730,682)	$(11,082,544)

	YEAR ENDED 9/30/22		YEAR ENDED 9/30/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	48,881,906	$292,320,580	61,121,394	$405,907,778
Shares issued in connection with
reinvestment of distributions	5,519,823	32,842,999	6,792,585	44,830,754
	54,401,729	325,163,579	67,913,979	450,738,532
Shares repurchased	(124,448,434)	(748,934,454)	(121,512,156)	(799,319,840)
Net decrease	(70,046,705)	$(423,770,875)	(53,598,177)	$(348,581,308)

114 Diversified Income Trust

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/21	cost	proceeds	income	of 9/30/22
Short-term investments
Putnam Short Term
Investment Fund**	$223,781,179	$1,119,908,826	$1,218,198,498	$1,079,443	$125,491,507
Total Short-term
investments	$223,781,179	$1,119,908,826	$1,218,198,498	$1,079,443	$125,491,507

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Diversified Income Trust 115

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$196,200,000
Purchased currency option contracts (contract amount)	$46,700,000
Purchased swap option contracts (contract amount)	$8,314,500,000
Written TBA commitment option contracts (contract amount)	$196,200,000
Written currency option contracts (contract amount)	$46,700,000
Written swap option contracts (contract amount)	$9,072,300,000
Futures contracts (number of contracts)	9,000
Forward currency contracts (contract amount)	$1,774,800,000
OTC interest rate swap contracts (notional)	$384,500,000
Centrally cleared interest rate swap contracts (notional)	$8,300,700,000
OTC total return swap contracts (notional)	$27,200,000
Centrally cleared total return swap contracts (notional)	$173,600,000
OTC credit default contracts (notional)	$537,300,000
Centrally cleared credit default contracts (notional)	$4,400,000
Warrants (number of warrants)	353

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
			Payables, Net assets —
Credit contracts	Receivables	$34,389,812	Unrealized depreciation	$36,759,899*
Foreign exchange
contracts	Receivables	6,453,881	Payables	3,464,128
Equity contracts	Investments	11	Payables	—
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	502,877,546*	Unrealized depreciation	567,768,546*
Total		$543,721,250		$607,992,573

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

116 Diversified Income Trust

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(40,403,325)	$(40,403,325)
Foreign exchange
contracts	(1,838,372)	—	(10,890,927)	—	$(12,729,299)
Interest rate contracts	(25,784,051)	113,648,573	—	(139,422,326)	$(51,557,804)
Total	$(27,622,423)	$113,648,573	$(10,890,927)	$(179,825,651)	$(104,690,428)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$69,440,212	$69,440,212
Foreign exchange
contracts	—	(76,108)	—	10,778,562	—	$10,702,454
Equity contracts	(7)	—	—	—	—	$(7)
Interest rate
contracts	—	(66,993,340)	(5,157,418)	—	122,045,961	$49,895,203
Total	$(7)	$(67,069,448)	$(5,157,418)	$10,778,562	$191,486,173	$130,037,862

Diversified Income Trust 117

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
OTC Interest rate
swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$24,851,922	$—	$—	$—	$—	$—	$24,851,922
Centrally cleared
interest rate
swap contracts§	—	—	70,480,575	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	70,480,575
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts —
protection
purchased*#	—	—	—	—	—	11,823,224	3,145,726	—	2,374,688	—	—	8,967,801	1,308,803	6,769,570	—	—	—	—	—	34,389,812
Centrally cleared
credit default
contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	88,237	—	—	—	—	—	—	—	88,237
Forward currency
contracts#	15,312	29,336	—	—	—	—	—	—	46,472	226,150	135,497	—	—	2,239,315	19,061	2,676,476	531,918	398,891	135,453	6,453,881
Forward premium
swap option
contracts#	41,653,934	—	—	—	29,880,157	—	—	155,260	9,117,677	—	19,451,781	—	—	21,744,199	—	—	2,746,912	23,566,338	—	148,316,258
Purchased swap
options**#	49,107	—	—	—	—	—	—	—	—	—	—	—	—	12,808,465	—	—	—	—	—	12,857,572
Purchased
options**#	—	—	—	—	—	—	—	—	—	—	150	—	—	—	—	—	—	—	—	150
Total Assets	$41,718,353	$29,336	$70,480,575	$—	$29,880,157	$11,823,224	$3,145,726	$155,260	$11,538,837	$226,150	$19,587,428	$9,056,038	$1,308,803	$68,413,471	$19,061	$2,676,476	$3,278,830	$23,965,229	$135,453	$297,438,407
Liabilities:
OTC Interest rate
swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$79,520	$—	$—	$4,671	$—	$—	$—	$—	$—	$84,191
Centrally cleared
interest rate swap
contracts§	—	—	64,687,837	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	64,687,837
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	2,200,297	—	—	—	—	—	2,200,297
OTC Credit default
contracts —
protection sold*#	1,172,551	—	—	—	—	12,008,567	5,810,792	82,581	8,013,924	—	—	642,578	1,204,893	5,208,256	—	—	—	—	—	34,144,142

118 Diversified Income Trust	Diversified Income Trust 119

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
OTC Credit default
contracts —
protection
purchased*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Centrally cleared
credit default
contracts§	—	—	29,834	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	29,834
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward currency
contracts#	22,863	—	—	—	69,194	—	—	—	369,745	22,286	1,878	—	—	912	5,992	313,111	6,682	2,458,531	192,934	3,464,128
Forward premium
swap option
contracts#	58,040,996	—	—	—	22,594,349	—	—	861,695	34,373,550	—	24,067,688	—	—	43,389,493	—	—	1,574,959	12,693,991	—	197,596,721
Written swap
options #	9,336,534	—	—	—	10,075,080	—	—	—	5,886,859	—	31,300,680	—	—	11,856,992	—	—	1,829,194	9,377,093	—	79,662,432
Written options #	—	—	—	—	—	—	—	—	—	—	5,530,200	—	—	—	—	—	—	—	—	5,530,200
Total Liabilities	$68,572,944	$—	$64,717,671	$—	$32,738,623	$12,008,567	$5,810,792	$944,276	$48,644,078	$22,286	$60,979,966	$642,578	$1,204,893	$62,660,621	$5,992	$313,111	$3,410,835	$24,529,615	$192,934	$387,399,782
Total Financial
and Derivative
Net Assets	$(26,854,591)	$29,336	$5,762,904	$—	$(2,858,466)	$(185,343)	$(2,665,066)	$(789,016)	$(37,105,241)	$203,864	$(41,392,538)	$8,413,460	$103,910	$5,752,850	$13,069	$2,363,365	$(132,005)	$(564,386)	$(57,481)	$(89,961,375)
Total collateral
received
(pledged)†##	$(26,854,591)	$(151,742)	$—	$—	$(2,493,394)	$(185,343)	$(2,665,066)	$(789,016)	$(31,615,004)	$130,000	$(40,198,940)	$8,297,000	$103,910	$5,752,850	$—	$2,303,566	$—	$(564,386)	$—
Net amount	$—	$181,078	$5,762,904	$—	$(365,072)	$—	$—	$—	$(5,490,237)	$73,864	$(1,193,598)	$116,460	$—	$—	$13,069	$59,799	$(132,005)	$—	$(57,481)
Controlled
collateral received
(including TBA
commitments)**	$—	$—	$—	$5,755,000	$—	$—	$—	$—	$—	$130,000	$—	$8,297,000	$115,772	$6,249,000	$—	$2,303,566	$—	$—	$—	$22,850,338
Uncontrolled
collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral
(pledged)
(including TBA
commitments)**	$(27,372,579)	$(151,742)	$—	$—	$(2,493,394)	$(4,861,411)	$(2,676,663)	$(985,305)	$(31,615,004)	$—	$(40,198,940)	$(2,503,852)	$—	$—	$—	$—	$—	$(6,314,079)	$—	$(119,172,969)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $513,867 and $32,548,349, respectively.

120 Diversified Income Trust	Diversified Income Trust 121

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. The adoption of the guidance will not have a material impact on the fund’s financial statements.

122 Diversified Income Trust

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $76,453,153 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2023 will show the tax status of all distributions paid to your account in calendar 2022.

Diversified Income Trust 123

Shareholder meeting results (Unaudited)

June 29, 2022 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld
Liaquat Ahamed	219,881,495	3,427,372
Barbara M. Baumann	220,201,189	3,107,677
Katinka Domotorffy	220,182,166	3,126,701
Catharine Bond Hill	220,108,394	3,200,473
Kenneth R. Leibler	220,300,463	3,008,404
Jennifer Williams Murphy	220,013,966	3,294,901
Marie Pillai	220,115,752	3,193,115
George Putnam, III	220,360,665	2,948,202
Robert L. Reynolds	220,442,226	2,866,641
Manoj P. Singh	220,180,916	3,127,951
Mona K. Sutphen	220,232,166	3,076,700

All tabulations are rounded to the nearest whole number.

124 Diversified Income Trust

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann
Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of three private, independent oil and gas exploration and production companies: Ascent Resources, LLC, Texas American Resources Company II, LLC, and IOG Resources, LLC; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy
Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill
Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler
Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chair of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chair and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy
Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai
Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; and previously, a Board Member of Catholic Charities of St. Paul and Minneapolis.

Diversified Income Trust 125

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2022, there were 102 funds in the Putnam fund complex, including 96 Putnam Funds and six funds in Putnam ETF Trust. Each Trustee serves as Trustee of all Putnam Funds. In addition to serving as Trustees of the Putnam Funds, Dr. Hill, Mses. Domotorffy and Sutphen, and Mr. Ahamed serve as Trustees of Putnam ETF Trust. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

126 Diversified Income Trust

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Martin Lemaire (Born 1984)	Director of Operational Compliance, Putnam
Vice President and Derivatives Risk Manager	Investments and Putnam Retail Management
Since 2022
Risk Manager and Risk Analyst, Putnam Investments

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Diversified Income Trust 127

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

128 Diversified Income Trust

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
Independent Registered	Governance, Assistant Clerk,	Principal Accounting Officer,
Public Accounting Firm	and Assistant Treasurer	and Assistant Treasurer
PricewaterhouseCoopers LLP
	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2022	$220,803	$ —	$14,993	$ —
September 30, 2021	$195,021	$ —	$14,295	$ —

For the fiscal years ended September 30, 2022 and September 30, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $313,276 and $279,194 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2022	$ —	$298,283	$ —	$ —
September 30, 2021	$ —	$264,899	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Diversified Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2022